INDEX TO FINANCIAL STATEMENTS

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2020	FSA-5
Statement of Operations for the year ended December 31, 2020	FSA-17
Statement of Changes in Net Assets for the year ended December 31, 2020	FSA-29
Statement of Changes in Net Assets for the year ended December 31, 2019	FSA-41
Notes to Financial Statements	FSA-52
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
Reports of Independent Auditors	F-1
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2020 and 2019	F-5
Statutory Statements of Operations for each of the years in the three-year period ended December 31, 2020	F-6
Statutory Statements of Changes in Capital and Surplus for each of the years in the three-year period ended December 31, 2020	F-7
Statutory Statements of Cash Flow for each of the years in the three-year period ended December 31, 2020	F-8
Notes to Financial Statements	F-10
Supplemental Schedules:
Schedule I Summary of Investments — Other Than Investments in Related Parties as of December 31, 2020	S-1
Schedule IV Reinsurance as of and for the years ended December 31, 2020 and 2019	S-2

All other schedules to the statutory financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Contract Owners of Variable Annuity Account A of Protective Life
and the Board of Directors of Protective Life and Annuity Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise Variable Annuity Account A of Protective Life (collectively, the Separate Account), as of December 31, 2020, the related statements of operations for the year or period (as described in Appendix A) then ended, the statements of changes in net assets for each of the years or periods (as described in Appendix A) in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years or periods in the two-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, and the results of their operations for the year or period then ended and the changes in their net assets and financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2018 were audited by other independent registered public accountants whose report dated April 22,2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more of Protective Life and Annuity Insurance Company's separate accounts since 2019.

Birmingham, Alabama
April 28, 2021

FSA-2

Appendix A

Unless noted otherwise, statements of assets and liabilities as of December 31, 2020, statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended.

Subaccounts

American Funds IS Asset Allocation Class 4

American Funds IS Blue Chip Income & Growth Class 4

American Funds IS Bond Class 4

American Funds IS Global Growth Class 4

American Funds IS Global Growth — Income Class 4

American Funds IS Global Small Capitalization Class 4

American Funds IS Growth-Income Class 4(4)

American Funds IS Growth Class 4

American Funds IS New World Class 4

American Funds IS US Govt/AAA — Rated Securities Class 4(5)

ClearBridge Variable Mid Cap II

ClearBridge Variable Small Cap Growth II

Fidelity Contrafund Portfolio SC2

Fidelity Equity Income SC2

Fidelity Index 500 Portfolio SC2

Fidelity Investment Grade Bonds SC2

Fidelity Mid Cap SC2

Franklin Flex Cap Growth VIP CL 2

Franklin Income VIP CL 2

Franklin Mutual Shares VIP CL 2

Franklin Rising Dividend VIP CL 2

Franklin Small Cap Value VIP CL 2

Franklin Small-Mid Cap Growth VIP CL 2

Franklin US Government Securities VIP CL 2

Templeton Developing Markets VIP CL 2

Templeton Foreign VIP CL 2

Templeton Global Bond VIP Fund CL 2

Templeton Growth VIP CL 2

Goldman Sachs Global Trends Allocation Fund SC

Goldman Sachs International Equity Insights

Goldman Sachs International Equity Insights SC

Goldman Sachs Large Cap Value Fund SC

Goldman Sachs Mid Cap Value SC

Lord Abbett Bond Debenture VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett Classic Stock VC(3)

Lord Abbett Growth & Income VC

Lord Abbett Growth Opportunities VC

Lord Abbett International Opportunities VC(3)

Lord Abbett Mid Cap Stock VC

Lord Abbett Series Fundamental Equity VC

MFS Growth Series IC

MFS Growth Series SC

MFS Investors Trust IC

MFS Investors Trust SC

MFS New Discovery IC

MFS New Discovery SC

MFS Research IC

MFS Research SC

MFS Total Return IC

MFS Total Return SC

Goldman Sachs Small Cap Equity Insights

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs US Equity Insights

Goldman Sachs US Equity Insights SC

Goldman Sachs VIT Core Fixed Income Fund SC

Goldman Sachs VIT Growth Opportunities SC

Invesco Oppenheimer VI Capital Appreciation Fund/VA

Invesco Oppenheimer VI Capital Appreciation Fund/VA SC

Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II(2)

Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA

Invesco Oppenheimer VI Global Fund/VA

Invesco Oppenheimer VI Global Fund/VA SC

Invesco Oppenheimer VI Global Strategic Income Fund/VA

Invesco Oppenheimer VI Global Strategic Income Fund/VA SC

Invesco Oppenheimer VI Government Money Fund/VA

Invesco Oppenheimer VI Main Street Fund/VA

Invesco Oppenheimer VI Main Street Fund/VA SC

Invesco VI American Franchise I

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II

Invesco VI Comstock I

Invesco VI Comstock II

Invesco VI Equity and Income II

Invesco VI Global Real Estate II

Invesco VI Government Securities II

FSA-3

Invesco VI Growth & Income I

Invesco VI Growth & Income II

Invesco VI International Growth II

Invesco VI Mid-Cap Growth II(1)

Invesco VI Small Cap Equity II

Protective Life Dynamic Allocation Series — Conservative

Protective Life Dynamic Allocation Series — Growth

Protective Life Dynamic Allocation Series — Moderate

MFS Utilities IC

MFS Utilities SC

MFS VIT Total Return Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

MFS VIT II MA Investors Growth Stock SC

Morgan Stanley VIF, Inc. Global Real Estate II

PIMCO VIT All Asset Advisor

PIMCO VIT Global Diversified Allocation Portfolio

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

QS Legg Mason Dynamic Multi-Strategy VIT II

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(1)  Statement of operations for the period January 1, 2020 to April 30, 2020 (liquidation date) and statements of changes in net assets for the period January 1, 2020 to April 30, 2020 and for the year ended December 31, 2019.

(2)  Statement of assets and liabilities as of December 31, 2020 and statement of operations and statement of changes in net assets for the period April 30, 2020 (commencement date) to December 31, 2020.

(3)  Statement of changes in net assets for the period January 1, 2019 to August 1, 2019 (liquidation date).

(4)  Statement of assets and liabilities as of December 31, 2020 and statement of operations and statement of changes in net assets for the period February 11, 2020 (commencement date) to December 31, 2020.

(5)  Statement of assets and liabilities as of December 31, 2020 and statement of operations and statement of changes in net assets for the period February 13, 2020 (commencement date) to December 31, 2020.

FSA-4

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	American Funds Variable Insurance Products Trust
	American Funds IS Asset Allocation Class 4	American Funds IS Blue Chip Income & Growth Class 4	American Funds IS Bond Class 4	American Funds IS Global Growth Class 4	American Funds IS Global Growth- Income Class 4	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth Class 4	American Funds IS Growth- Income Class 4	American Funds IS New World Class 4	American Funds IS US Govt/AAA Rated Securities Class 4
Assets
Investments in subaccounts at fair value	$395	$133	$23	$365	$44	$11	$168	$—	$11	$—
Receivable from Protective Life & Annuity Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	395	133	23	365	44	11	168	—	11	—
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—	—	—	—	—	—	—	—
Net Assets	$395	$133	$23	$365	$44	$11	$168	$—	$11	$—
Units Outstanding	26	9	2	20	3	1	7	—	1	—
Shares Owned in each Portfolio	15	9	2	9	3	—	1	—	—	—
Fair Value per Share	$26.06	$14.06	$11.69	$40.45	$16.35	$31.67	$117.24	$53.99	$31.04	$12.88
Investment in Portfolio shares, at Cost	$327	$122	$21	$226	$38	$8	$101	$—	$6	$—

The accompanying notes are an integral part of these financial statements.
FSA-5

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Fidelity Variable Insurance Products
	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2
Assets
Investments in subaccounts at fair value	$7,078	$205	$7,792	$5,120	$4,392
Receivable from Protective Life & Annuity Insurance Company	1	—	1	4	1
Total Assets	7,079	205	7,793	5,124	4,393
Liabilities
Payable to Protective Life & Annuity Insurance Company	178	—	—	—	—
Net Assets	$6,901	$205	$7,793	$5,124	$4,393
Units Outstanding	226	8	260	379	187
Shares Owned in each Portfolio	151	9	21	373	118
Fair Value per Share	$46.73	$23.18	$366.73	$13.72	$37.29
Investment in Portfolio shares, at Cost	$4,449	$142	$4,803	$4,827	$3,530

The accompanying notes are an integral part of these financial statements.
FSA-6

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
Assets
Investments in subaccounts at fair value	$915	$4,258	$4,345	$5,482	$775	$1,401
Receivable from Protective Life & Annuity Insurance Company	1	1	1	1	1	2
Total Assets	916	4,259	4,346	5,483	776	1,403
Liabilities
Payable to Protective Life & Annuity Insurance Company	12	—	—	84	1	40
Net Assets	$904	$4,259	$4,346	$5,399	$775	$1,363
Units Outstanding	27	268	260	195	34	41
Shares Owned in each Portfolio	84	283	262	188	53	61
Fair Value per Share	$10.92	$15.04	$16.59	$29.14	$14.50	$23.11
Investment in Portfolio shares, at Cost	$783	$4,073	$4,116	$4,245	$750	$1,053

The accompanying notes are an integral part of these financial statements.
FSA-7

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC
Assets
Investments in subaccounts at fair value	$3,654	$742	$2,417	$6,029	$281	$173	$3	$657
Receivable from Protective Life & Annuity Insurance Company	4	1	—	7	—	—	—	1
Total Assets	3,658	743	2,417	6,036	281	173	3	658
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	1	—	—	—	—	—	1
Net Assets	$3,658	$742	$2,417	$6,036	$281	$173	$3	$657
Units Outstanding	329	56	221	554	19	14	—	44
Shares Owned in each Portfolio	302	64	182	436	25	14	—	76
Fair Value per Share	$12.08	$11.64	$13.28	$13.82	$11.17	$12.59	$8.62	$8.66
Investment in Portfolio shares, at Cost	$3,994	$609	$2,427	$8,137	$264	$158	$4	$599

The accompanying notes are an integral part of these financial statements.
FSA-8

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC
Assets
Investments in subaccounts at fair value	$917	$2,148	$16	$71	$3,869	$73	$20	$422	$344
Receivable from Protective Life & Annuity Insurance Company	1	—	—	—	1	—	—	—	—
Total Assets	918	2,148	16	71	3,870	73	20	422	344
Liabilities
Payable to Protective Life & Annuity Insurance Company	1	—	—	—	116	—	—	1	—
Net Assets	$917	$2,148	$16	$71	$3,754	$73	$20	$421	$344
Units Outstanding	41	99	—	1	92	1	1	36	9
Shares Owned in each Portfolio	99	124	1	5	251	4	1	37	26
Fair Value per Share	$9.27	$17.39	$13.51	$15.43	$15.41	$20.08	$20.21	$11.53	$13.19
Investment in Portfolio shares, at Cost	$972	$1,815	$13	$51	$2,959	$55	$10	$394	$333

The accompanying notes are an integral part of these financial statements.
FSA-9

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Capital Appreciation Fund/VA	Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer VI Global Fund/VA	Invesco Oppenheimer VI Global Fund/VA SC	Invesco Oppenheimer VI Global Strategic Income Fund/VA	Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	Invesco Oppenheimer VI Government Money Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA
Assets
Investments in subaccounts at fair value	$129	$613	$449	$79	$97	$2,939	$10	$4,993	$5,588	$31
Receivable from Protective Life & Annuity Insurance Company	—	1	—	—	—	—	—	1	41	—
Total Assets	129	614	449	79	97	2,939	10	4,994	5,629	31
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	10	3	—	—	30	—	134	7	—
Net Assets	$129	$604	$446	$79	$97	$2,909	$10	$4,860	$5,622	$31
Units Outstanding	2	17	24	2	1	89	—	326	1,771	1
Shares Owned in each Portfolio	2	9	5	1	2	57	2	999	5,588	1
Fair Value per Share	$70.34	$68.64	$98.05	$106.93	$52.12	$51.36	$4.84	$5.00	$1.00	$29.91
Investment in Portfolio shares, at Cost	$75	$464	$324	$39	$53	$2,012	$10	$5,568	$5,588	$22

The accompanying notes are an integral part of these financial statements.
FSA-10

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Main Street Fund/VA SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II
Assets
Investments in subaccounts at fair value	$1,387	$99	$303	$8,546	$71	$575	$2,159	$593	$735
Receivable from Protective Life & Annuity Insurance Company	2	—	—	56	—	1	6	1	3
Total Assets	1,389	99	303	8,602	71	576	2,165	594	738
Liabilities
Payable to Protective Life & Annuity Insurance Company	12	—	—	—	—	1	6	1	3
Net Assets	$1,377	$99	$303	$8,602	$71	$575	$2,159	$593	$735
Units Outstanding	48	5	16	559	2	25	92	44	67
Shares Owned in each Portfolio	47	1	19	830	4	36	121	41	62
Fair Value per Share	$29.50	$89.10	$15.62	$10.29	$16.13	$16.07	$17.82	$14.33	$11.92
Investment in Portfolio shares, at Cost	$1,209	$56	$288	$10,125	$52	$528	$1,870	$613	$725

The accompanying notes are an integral part of these financial statements.
FSA-11

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds					Clayton Street Trust			Legg Mason Partners Variable Equity Trust
	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series — Conservative	Protective Life Dynamic Allocation Series — Growth	Protective Life Dynamic Allocation Series — Moderate	ClearBridge Variable Mid Cap II
Assets
Investments in subaccounts at fair value	$38	$5,449	$286	$—	$50	$764	$207	$564	$1,187
Receivable from Protective Life & Annuity Insurance Company	—	1	—	—	—	1	—	1	1
Total Assets	38	5,450	286	—	50	765	207	565	1,188
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—	—	—	1	—	1	1
Net Assets	$38	$5,450	$286	$—	$50	$764	$207	$564	$1,187
Units Outstanding	1	233	18	—	2	63	16	46	47
Shares Owned in each Portfolio	2	291	7	—	3	64	16	45	47
Fair Value per Share	$18.72	$18.70	$41.88	$3.48	$19.19	$11.95	$12.77	$12.54	$25.48
Investment in Portfolio shares, at Cost	$35	$5,024	$243	$—	$42	$713	$175	$503	$884

The accompanying notes are an integral part of these financial statements.
FSA-12

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC
Assets
Investments in subaccounts at fair value	$792	$7,394	$6,434	$1,147	$326	$761	$193
Receivable from Protective Life & Annuity Insurance Company	1	55	3	2	—	1	—
Total Assets	793	7,449	6,437	1,149	326	762	193
Liabilities
Payable to Protective Life & Annuity Insurance Company	1	—	—	2	—	1	—
Net Assets	$792	$7,449	$6,437	$1,147	$326	$761	$193
Units Outstanding	21	617	329	39	14	18	9
Shares Owned in each Portfolio	23	602	515	64	9	46	8
Fair Value per Share	$34.46	$12.28	$12.49	$17.93	$34.94	$16.44	$24.09
Investment in Portfolio shares, at Cost	$606	$6,421	$6,387	$1,032	$226	$626	$154

The accompanying notes are an integral part of these financial statements.
FSA-13

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	Lord Abbett Series Fund, Inc.	MFS Variable Insurance Trust
	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC
Assets
Investments in subaccounts at fair value	$2,557	$93	$838	$68	$472	$13	$763	$30	$52
Receivable from Protective Life & Annuity Insurance Company	—	—	1	—	1	—	1	—	—
Total Assets	2,557	93	839	68	473	13	764	30	52
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	1	—	1	—	1	—	—
Net Assets	$2,557	$93	$838	$68	$472	$13	$763	$30	$52
Units Outstanding	125	1	20	2	14	—	15	1	1
Shares Owned in each Portfolio	154	1	12	2	13	—	32	1	2
Fair Value per Share	$16.61	$73.81	$70.23	$35.99	$23.61	$26.96	$23.61	$32.87	$32.34
Investment in Portfolio shares, at Cost	$2,446	$30	$380	$37	$257	$7	$517	$19	$44

The accompanying notes are an integral part of these financial statements.
FSA-14

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust						MFS Variable Insurance Trust II
	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC
Assets
Investments in subaccounts at fair value	$58	$221	$5	$223	$1,378	$482	$5	$16	$136
Receivable from Protective Life & Annuity Insurance Company	—	—	—	—	3	1	—	—	—
Total Assets	58	221	5	223	1,381	483	5	16	136
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—	—	—	1	—	—	—
Net Assets	$58	$221	$5	$223	$1,381	$482	$5	$16	$136
Units Outstanding	2	8	—	7	105	19	463	1	—
Shares Owned in each Portfolio	2	9	—	6	99	24	—	—	6
Fair Value per Share	$26.02	$25.50	$35.33	$34.69	$13.86	$19.96	$17.00	$34.47	$24.67
Investment in Portfolio shares, at Cost	$42	$156	$3	$154	$1,299	$316	$5	$7	$99

The accompanying notes are an integral part of these financial statements.
FSA-15

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2020
($ in thousands, except Fair Value per Share)

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate II
Assets
Investments in subaccounts at fair value	$287	$988	$1,670	$1,975	$4,846	$1,570	$11,556	$972	$2,423	$375
Receivable from Protective Life & Annuity Insurance Company	—	2	2	1	4	1	26	1	—	—
Total Assets	287	990	1,672	1,976	4,850	1,571	11,582	973	2,423	375
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	1	2	9	—	—	1	1	—	—
Net Assets	$287	$989	$1,670	$1,967	$4,850	$1,571	$11,581	$972	$2,423	$375
Units Outstanding	23	71	98	188	393	152	906	63	155	32
Shares Owned in each Portfolio	26	94	113	190	348	151	997	84	334	44
Fair Value per Share	$11.21	$10.55	$14.77	$10.38	$13.92	$10.42	$11.59	$11.63	$7.25	$8.56
Investment in Portfolio shares, at Cost	$264	$935	$1,514	$2,001	$4,927	$1,542	$11,374	$811	$2,608	$368

The accompanying notes are an integral part of these financial statements.
FSA-16

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020
($ in thousands)

	American Funds Variable Insurance Products Trust
	American Funds IS Asset Allocation Class 4	American Funds IS Blue Chip Income & Growth Class 4	American Funds IS Bond Class 4	American Funds IS Global Growth Class 4	American Funds IS Global Growth-Income Class 4	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth Class 4	American Funds IS Growth-Income Class 4	American Funds IS New World Class 4	American Funds IS US Govt/AAA Rated Securities Class 4
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	2/11/2020 to 12/31/2020	1/1/2020 to 12/31/2020	2/13/2020 to 12/31/2020
Investment Income
Dividend income	$5	$2	$—	$—	$—	$—	$—	$—	$—	$—
Expenses
Mortality and expense risk and administrative charges	5	1	—	4	—	—	2	—	—	—
Net investment income (loss)	—	1	—	(4)	—	—	(2)	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	1	—	—	11	—	—	8	(1)	—	1
Capital gain distributions	2	1	—	9	—	1	4	1	—	—
Net realized gain (loss) on investments	3	1	—	20	—	1	12	—	—	1
Net unrealized appreciation (depreciation) on investments	36	10	1	64	6	2	52	—	2	1
Net realized and unrealized gain (loss) on investments	39	11	1	84	6	3	64	—	2	2
Net Increase (Decrease) in Net Assets Resulting from Operations	$39	$12	$1	$80	$6	$3	$62	$—	$2	$2

*  Subaccount had no activity during the year that rounded to one thousand.

The accompanying notes are an integral part of these financial statements.
FSA-17

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Fidelity Variable Insurance Products
	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$6	$3	$113	$104	$15
Expenses
Mortality and expense risk and administrative charges	94	3	105	77	47
Net investment income (loss)	(88)	—	8	27	(32)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	244	—	147	47	(417)
Capital gain distributions	40	8	28	2	—
Net realized gain (loss) on investments	284	8	175	49	(417)
Net unrealized appreciation (depreciation) on investments	975	3	336	297	681
Net realized and unrealized gain (loss) on investments	1,259	11	511	346	264
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,171	$11	$519	$373	$232

The accompanying notes are an integral part of these financial statements.
FSA-18

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$—	$91	$55	$43	$7	$—
Expenses
Mortality and expense risk and administrative charges	9	35	39	63	8	19
Net investment income (loss)	(9)	56	16	(20)	(1)	(19)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	36	(514)	(862)	(626)	(83)	(74)
Capital gain distributions	29	1	76	183	29	167
Net realized gain (loss) on investments	65	(513)	(786)	(443)	(54)	93
Net unrealized appreciation (depreciation) on investments	159	(4)	4	622	22	354
Net realized and unrealized gain (loss) on investments	224	(517)	(782)	179	(32)	447
Net increase (Decrease) in Net Assets Resulting from Operations	$215	$(461)	$(766)	$159	$(33)	$428

The accompanying notes are an integral part of these financial statements.
FSA-19

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$133	$10	$60	$535	$3	$—	$—	$8
Expenses
Mortality and expense risk and administrative charges	55	7	31	89	3	2	—	7
Net investment income (loss)	78	3	29	446	—	(2)	—	1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(49)	(64)	(58)	(74)	(36)	(1)	—	(32)
Capital gain distributions	—	6	—	—	—	2	—	—
Net realized gain (loss) on investments	(49)	(58)	(58)	(74)	(36)	1	—	(32)
Net unrealized appreciation (depreciation) on investments	71	57	(28)	(831)	15	4	—	48
Net realized and unrealized gain (loss) on investments	22	(1)	(86)	(905)	(21)	5	—	16
Net Increase (Decrease) in Net Assets Resulting from Operations	$100	$2	$(57)	$(459)	$(21)	$3	$—	$17

The accompanying notes are an integral part of these financial statements.
FSA-20

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$10	$8	$—	$—	$—	$1	$—	$8	$—
Expenses
Mortality and expense risk and administrative charges	12	23	—	1	51	1	—	5	7
Net investment income (loss)	(2)	(15)	—	(1)	(51)	—	—	3	(7)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(39)	(170)	—	—	(39)	—	—	3	(80)
Capital gain distributions	16	30	—	5	293	3	1	4	60
Net realized gain (loss) on investments	(23)	(140)	—	5	254	3	1	7	(20)
Net unrealized appreciation (depreciation) on investments	26	82	1	15	697	7	2	22	116
Net realized and unrealized gain (loss) on investments	3	(58)	1	20	951	10	3	29	96
Net Increase (Decrease) in Net Assets Resulting from Operations	$1	$(73)	$1	$19	$900	$10	$3	$32	$89

The accompanying notes are an integral part of these financial statements.
FSA-21

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Capital Appreciation Fund/VA	Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer VI Global Fund/VA	Invesco Oppenheimer VI Global Fund/VA SC	Invesco Oppenheimer VI Global Strategic Income Fund/VA	Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	Invesco Oppenheimer VI Government Money Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	4/30/20 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$—	$—	$—	$—	$1	$11	$1	$253	$20	$—
Expenses
Mortality and expense risk and administrative charges	2	8	4	1	1	35	—	70	285	—
Net investment income (loss)	(2)	(8)	(4)	(1)	—	(24)	1	183	(265)	—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	2	(31)	16	2	1	(356)	—	(136)	—	—
Capital gain distributions	17	91	—	5	3	95	—	—	—	3
Net realized gain (loss) on investments	19	60	16	7	4	(261)	—	(136)	—	3
Net unrealized appreciation (depreciation) on investments	17	53	125	17	17	534	—	(48)	—	1
Net realized and unrealized gain (loss) on investments	36	113	141	24	21	273	—	(184)	—	4
Net Increase (Decrease) in Net Assets Resulting from Operations	$34	$105	$137	$23	$21	$249	$1	$(1)	$(265)	$4
The accompanying notes are an integral part of these financial statements.
FSA-22

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Main Street Fund/VA SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$15	$—	$2	$629	$2	$4	$45	$12	$19
Expenses
Mortality and expense risk and administrative charges	17	1	3	118	1	5	27	5	11
Net investment income (loss)	(2)	(1)	(1)	511	1	(1)	18	7	8
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(168)	—	(32)	(414)	(3)	(167)	(166)	(45)	4
Capital gain distributions	129	6	2	420	2	5	94	7	—
Net realized gain (loss) on investments	(39)	6	(30)	6	(1)	(162)	(72)	(38)	4
Net unrealized appreciation (depreciation) on investments	56	23	12	78	(5)	20	173	(84)	23
Net realized and unrealized gain (loss) on investments	17	29	(18)	84	(6)	(142)	101	(122)	27
Net Increase (Decrease) in Net Assets Resulting from Operations	$15	$28	$(19)	$595	$(5)	$(143)	$119	$(115)	$35

The accompanying notes are an integral part of these financial statements.
FSA-23

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Invesco Variable Insurance Funds					Clayton Street Trust			Legg Mason Partners Variable Equity Trust
	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series — Conservative	Protective Life Dynamic Allocation Series — Growth	Protective Life Dynamic Allocation Series — Moderate	ClearBridge Variable Mid Cap II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 4/30/20	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$1	$62	$5	$—	$—	$9	$2	$5	$—
Expenses
Mortality and expense risk and administrative charges	—	44	3	1	—	9	2	6	11
Net investment income (loss)	1	18	2	(1)	—	—	—	(1)	(11)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(6)	(1,148)	(21)	(48)	(9)	(1)	2	(1)	(96)
Capital gain distributions	1	53	6	39	4	2	2	—	4
Net realized gain (loss) on investments	(5)	(1,095)	(15)	(9)	(5)	1	4	(1)	(92)
Net unrealized appreciation (depreciation) on investments	—	429	23	(34)	8	14	2	10	85
Net realized and unrealized gain (loss) on investments	(5)	(666)	8	(43)	3	15	6	9	(7)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4)	$(648)	$10	$(44)	$3	$15	$6	$8	$(18)

The accompanying notes are an integral part of these financial statements.
FSA-24

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$—	$123	$234	$10	$5	$—	$2
Expenses
Mortality and expense risk and administrative charges	7	105	95	8	4	9	2
Net investment income (loss)	(7)	18	139	2	1	(9)	—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(22)	82	(133)	(67)	2	(40)	(25)
Capital gain distributions	55	—	—	15	—	73	—
Net realized gain (loss) on investments	33	82	(133)	(52)	2	33	(25)
Net unrealized appreciation (depreciation) on investments	117	(947)	259	63	6	86	8
Net realized and unrealized gain (loss) on investments	150	(865)	126	11	8	119	(17)
Net Increase (Decrease) in Net Assets Resulting from Operations	$143	$(847)	$265	$13	$9	$110	$(17)

The accompanying notes are an integral part of these financial statements.
FSA-25

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Lord Abbett Series Fund, Inc.	MFS Variable Insurance Trust
	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$29	$—	$—	$—	$2	$—	$—	$—	$—
Expenses
Mortality and expense risk and administrative charges	24	1	10	1	6	—	10	—	1
Net investment income (loss)	5	(1)	(10)	(1)	(4)	—	(10)	—	(1)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(387)	—	18	—	10	—	25	—	—
Capital gain distributions	2	5	50	2	13	1	70	1	2
Net realized gain (loss) on investments	(385)	5	68	2	23	1	95	1	2
Net unrealized appreciation (depreciation) on investments	51	17	138	6	32	3	170	3	5
Net realized and unrealized gain (loss) on investments	(334)	22	206	8	55	4	265	4	7
Net Increase (Decrease) in Net Assets Resulting from Operations	$(329)	$21	$196	$7	$51	$4	$255	$4	$6

The accompanying notes are an integral part of these financial statements.
FSA-26

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	MFS Variable Insurance Trust						MFS Variable Insurance Trust II
	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC*	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC*	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$1	$4	$—	$5	$44	$6	$—	$—	$—
Expenses
Mortality and expense risk and administrative charges	1	3	—	3	20	6	—	—	2
Net investment income (loss)	—	1	—	2	24	—	—	—	(2)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	—	2	—	4	4	6	—	1	3
Capital gain distributions	1	5	—	6	—	21	—	—	12
Net realized gain (loss) on investments	1	7	—	10	4	27	—	1	15
Net unrealized appreciation (depreciation) on investments	2	7	—	(1)	60	(16)	—	2	11
Net realized and unrealized gain (loss) on investments	3	14	—	9	64	11	—	3	26
Net Increase (Decrease) in Net Assets Resulting from Operations	$3	$15	$—	$11	$88	$11	$—	$3	$24

*  Subaccount had no activity during the year that rounded to one thousand.

The accompanying notes are an integral part of these financial statements.
FSA-27

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
Investment Income
Dividend income	$8	$29	$26	$23	$67	$19	$242	$—	$18	$16
Expenses
Mortality and expense risk and administrative charges	3	14	24	27	72	21	170	10	18	5
Net investment income (loss)	5	15	2	(4)	(5)	(2)	72	(10)	—	11
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investments	(20)	29	39	(11)	(117)	1	(26)	(164)	(399)	(9)
Capital gain distributions	—	68	13	—	—	—	131	13	38	7
Net realized gain (loss) on investments	(20)	97	52	(11)	(117)	1	105	(151)	(361)	(2)
Net unrealized appreciation (depreciation) on investments	13	(53)	166	47	602	12	634	230	190	(62)
Net realized and unrealized gain (loss) on investments	(7)	44	218	36	485	13	739	79	(171)	(64)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2)	$59	$220	$32	$480	$11	$811	$69	$(171)	$(53)

The accompanying notes are an integral part of these financial statements.
FSA-28

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020
($ in thousands)

	American Funds Variable Insurance Products Trust
	American Funds IS Asset Allocation Class 4	American Funds IS Blue Chip Income & Growth Class 4	American Funds IS Bond Class 4	American Funds IS Global Growth Class 4	American Funds IS Global Growth- Income Class 4	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth Class 4	American Funds IS Growth- Income Class 4*	American Funds IS New World Class 4	American Funds IS US Govt/ AAA Rated Securities Class 4
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	2/13/2020 to 12/31/2020
From Operations
Net investment income (loss)	$—	$1	$—	$(4)	$—	$—	$(2)	$—	$—	$—
Net realized gain (loss) on investments	3	1	—	20	—	1	12	—	—	1
Net unrealized appreciation (depreciation) on investments	36	10	1	64	6	2	52	—	2	1
Net increase (decrease) in net assets resulting from operations	39	12	1	80	6	3	62	—	2	2
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	18	—	—	—	—	—	—
Contract maintenance fees	(4)	(1)	—	(3)	—	—	(2)	—	—	—
Contract owners' benefits	(12)	(1)	(7)	(9)	—	—	(6)	—	—	—
Transfer (to) from other portfolios	10	37	9	(31)	35	(1)	(32)	—	—	(11)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6)	35	2	(25)	35	(1)	(40)	—	—	(11)
Total increase (decrease) in net assets	33	47	3	55	41	2	22	—	2	(9)
Net Assets
Beginning of period	362	86	20	310	3	9	146		9	9
End of period	$395	$133	$23	$365	$44	$11	$168	$—	$11	$—

*  Subaccount had no activity during the year that rounded to one thousand.

The accompanying notes are an integral part of these financial statements.
FSA-29

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Fidelity Variable Insurance Products
	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$(88)	$—	$8	$27	$(32)
Net realized gain (loss) on investments	284	8	175	49	(417)
Net unrealized appreciation (depreciation) on investments	975	3	336	297	681
Net increase (decrease) in net assets resulting from operations	1,171	11	519	373	232
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	17	13
Contract maintenance fees	(79)	—	(91)	(69)	(40)
Contract owners' benefits	(801)	—	(803)	(499)	(329)
Transfer (to) from other portfolios	(717)	9	(600)	(137)	14
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,597)	9	(1,494)	(688)	(342)
Total increase (decrease) in net assets	(426)	20	(975)	(315)	(110)
Net Assets
Beginning of period	7,327	185	8,768	5,439	4,503
End of period	$6,901	$205	$7,793	$5,124	$4,393

The accompanying notes are an integral part of these financial statements.
FSA-30

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust
	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$(9)	$56	$16	$(20)	$(1)	$(19)
Net realized gain (loss) on investments	65	(513)	(786)	(443)	(54)	93
Net unrealized appreciation (depreciation) on investments	159	(4)	4	622	22	354
Net increase (decrease) in net assets resulting from operations	215	(461)	(766)	159	(33)	428
From Variable Annuity Contract Transactions
Contract owners' net payments	—	13	37	60	—	—
Contract maintenance fees	(9)	(31)	(32)	(58)	(7)	(16)
Contract owners' benefits	(191)	(289)	(439)	(513)	(52)	(149)
Transfer (to) from other portfolios	425	(645)	131	(398)	69	(264)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	225	(952)	(303)	(909)	10	(429)
Total increase (decrease) in net assets	440	(1,413)	(1,069)	(750)	(23)	(1)
Net Assets
Beginning of period	464	5,672	5,415	6,149	798	1,364
End of period	$904	$4,259	$4,346	$5,399	$775	$1,363

The accompanying notes are an integral part of these financial statements.
FSA-31

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$78	$3	$29	$446	$—	$(2)	$—	$1
Net realized gain (loss) on investments	(49)	(58)	(58)	(74)	(36)	1	—	(32)
Net unrealized appreciation (depreciation) on investments	71	57	(28)	(831)	15	4	—	48
Net increase (decrease) in net assets resulting from operations	100	2	(57)	(459)	(21)	3	—	17
From Variable Annuity Contract Transactions
Contract owners' net payments	3	—	9	17	—	—	—	—
Contract maintenance fees	(56)	(5)	(25)	(100)	(3)	(3)	—	(5)
Contract owners' benefits	(502)	(27)	(130)	(711)	(11)	(3)	—	(91)
Transfer (to) from other portfolios	(72)	8	197	319	(7)	1	1	137
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(627)	(24)	51	(475)	(21)	(5)	1	41
Total increase (decrease) in net assets	(527)	(22)	(6)	(934)	(42)	(2)	1	58
Net Assets
Beginning of period	4,185	764	2,423	6,970	323	175	2	599
End of period	$3,658	$742	$2,417	$6,036	$281	$173	$3	$657

The accompanying notes are an integral part of these financial statements.
FSA-32

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$(2)	$(15)	$—	$(1)	$(51)	$—	$—	$3	$(7)
Net realized gain (loss) on investments	(23)	(140)	—	5	254	3	1	7	(20)
Net unrealized appreciation (depreciation) on investments	26	82	1	15	697	7	2	22	116
Net increase (decrease) in net assets resulting from operations	1	(73)	1	19	900	10	3	32	89
From Variable Annuity Contract Transactions
Contract owners' net payments	1	2	—	—	10	—	—	17	—
Contract maintenance fees	(9)	(21)	—	—	(51)	—	—	(4)	(8)
Contract owners' benefits	(97)	(156)	—	(6)	(702)	(2)	(1)	(24)	(176)
Transfer (to) from other portfolios	(32)	(153)	(1)	—	(553)	—	(1)	(5)	(249)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(137)	(328)	(1)	(6)	(1,296)	(2)	(2)	(16)	(433)
Total increase (decrease) in net assets	(136)	(401)	—	13	(396)	8	1	16	(344)
Net Assets
Beginning of period	1,053	2,549	16	58	4,150	65	19	405	688
End of period	$917	$2,148	$16	$71	$3,754	$73	$20	$421	$344

The accompanying notes are an integral part of these financial statements.
FSA-33

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Capital Appreciation Fund/VA	Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	Invesco Oppenheimer VI Dscovery Mid Cap Growth Fund Series II	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer VI Global Fund/VA	Invesco Oppenheimer VI Global Fund/VA SC	Invesco Oppenheimer VI Global Strategic Income Fund/VA	Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	Invesco Oppenheimer VI Government Money Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	4/30/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$(2)	$(8)	$(4)	$(1)	$—	$(24)	$1	$183	$(265)	$—
Net realized gain (loss) on investments	19	60	16	7	4	(261)	—	(136)	—	3
Net unrealized appreciation (depreciation) on investments	17	53	125	17	17	534	—	(48)	—	1
Net increase (decrease) in net assets resulting from operations	34	105	137	23	21	249	1	(1)	(265)	4
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	2	—	—	2	—
Contract maintenance fees	—	(7)	(4)	—	—	(33)	—	(66)	(353)	—
Contract owners' benefits	(12)	(82)	(10)	(10)	(11)	(352)	—	(571)	(3,508)	—
Transfer (to) from other portfolios	—	(146)	323	—	—	(332)	(1)	159	3,268	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12)	(235)	309	(10)	(11)	(715)	(1)	(478)	(591)	—
Total increase (decrease) in net assets	22	(130)	446	13	10	(466)	—	(479)	(856)	4
Net Assets
Beginning of period	107	734		66	87	3,375	10	5,339	6,478	27
End of period	$129	$604	$446	$79	$97	$2,909	$10	$4,860	$5,622	$31

The accompanying notes are an integral part of these financial statements.
FSA-34

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Main Street Fund/VA SC	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$(2)	$(1)	$(1)	$511	$1	$(1)	$18	$7	$8
Net realized gain (loss) on investments	(39)	6	(30)	6	(1)	(162)	(72)	(38)	4
Net unrealized appreciation (depreciation) on investments	56	23	12	78	(5)	20	173	(84)	23
Net increase (decrease) in net assets resulting from operations	15	28	(19)	595	(5)	(143)	119	(115)	35
From Variable Annuity Contract Transactions
Contract owners' net payments	19	—	—	43	—	10	8	—	21
Contract maintenance fees	(13)	—	(3)	(141)	—	(4)	(28)	(2)	(12)
Contract owners' benefits	(76)	(15)	(11)	(1,136)	(5)	(75)	(136)	(5)	(28)
Transfer (to) from other portfolios	(146)	—	18	(766)	—	(75)	58	(9)	315
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(216)	(15)	4	(2,000)	(5)	(144)	(98)	(16)	296
Total increase (decrease) in net assets	(201)	13	(15)	(1,405)	(10)	(287)	21	(131)	331
Net Assets
Beginning of period	1,578	86	318	10,007	81	862	2,138	724	404
End of period	$1,377	$99	$303	$8,602	$71	$575	$2,159	$593	$735

The accompanying notes are an integral part of these financial statements.
FSA-35

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Invesco Variable Insurance Funds					Clayton Street Trust			Legg Mason Partners Variable Equity Trust
	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 4/30/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$1	$18	$2	$(1)	$—	$—	$—	$(1)	$(11)
Net realized gain (loss) on investments	(5)	(1,095)	(15)	(9)	(5)	1	4	(1)	(92)
Net unrealized appreciation (depreciation) on investments	—	429	23	(34)	8	14	2	10	85
Net increase (decrease) in net assets resulting from operations	(4)	(648)	10	(44)	3	15	6	8	(18)
From Variable Annuity Contract Transactions
Contract owners' net payments	—	6	9	—	—	—	64	91	4
Contract maintenance fees	—	(42)	(2)	(1)	—	(3)	(2)	(7)	(11)
Contract owners' benefits	(10)	(272)	(23)	(5)	(1)	(12)	(7)	(25)	(105)
Transfer (to) from other portfolios	—	117	37	(324)	3	(3)	3	—	25
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10)	(191)	21	(330)	2	(18)	58	59	(87)
Total increase (decrease) in net assets	(14)	(839)	31	(374)	5	(3)	64	67	(105)
Net Assets
Beginning of period	52	6,289	255	374	45	767	143	497	1,292
End of period	$38	$5,450	$286	$—	$50	$764	$207	$564	$1,187

The accompanying notes are an integral part of these financial statements.
FSA-36

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund, Inc.
	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$(7)	$18	$139	$2	$1	$(9)	$—
Net realized gain (loss) on investments	33	82	(133)	(52)	2	33	(25)
Net unrealized appreciation (depreciation) on investments	117	(947)	259	63	6	86	8
Net increase (decrease) in net assets resulting from operations	143	(847)	265	13	9	110	(17)
From Variable Annuity Contract Transactions
Contract owners' net payments	5	2	10	18	—	—	—
Contract maintenance fees	(7)	(122)	(96)	(8)	(3)	(10)	(2)
Contract owners' benefits	(74)	(957)	(1,026)	(27)	(16)	(65)	(34)
Transfer (to) from other portfolios	53	361	(518)	379	18	(82)	22
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(23)	(716)	(1,630)	362	(1)	(157)	(14)
Total increase (decrease) in net assets	120	(1,563)	(1,365)	375	8	(47)	(31)
Net Assets
Beginning of period	672	9,012	7,802	772	318	808	224
End of period	$792	$7,449	$6,437	$1,147	$326	$761	$193

The accompanying notes are an integral part of these financial statements.
FSA-37

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	Lord Abbett Series Fund, Inc.	MFS Variable Insurance Trust
	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$5	$(1)	$(10)	$(1)	$(4)	$—	$(10)	$—	$(1)
Net realized gain (loss) on investments	(385)	5	68	2	23	1	95	1	2
Net unrealized appreciation (depreciation) on investments	51	17	138	6	32	3	170	3	5
Net increase (decrease) in net assets resulting from operations	(329)	21	196	7	51	4	255	4	6
From Variable Annuity Contract Transactions
Contract owners' net payments	2	—	—	—	—	—	—	—	—
Contract maintenance fees	(23)	—	(5)	—	(4)	—	(8)	—	(1)
Contract owners' benefits	(265)	(4)	(9)	(3)	(27)	—	(60)	—	—
Transfer (to) from other portfolios	137	(1)	(56)	—	(17)	—	(138)	—	(5)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(149)	(5)	(70)	(3)	(48)	—	(206)	—	(6)
Total increase (decrease) in net assets	(478)	16	126	4	3	4	49	4	—
Net Assets
Beginning of period	3,035	77	712	64	469	9	714	26	52
End of period	$2,557	$93	$838	$68	$472	$13	$763	$30	$52
The accompanying notes are an integral part of these financial statements.
FSA-38

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	MFS Variable Insurance Trust						MFS Variable Insurance Trust II
	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC*	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC*	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$—	$1	$—	$2	$24	$—	$—	$—	$(2)
Net realized gain (loss) on investments	1	7	—	10	4	27	—	1	15
Net unrealized appreciation (depreciation) on investments	2	7	—	(1)	60	(16)	—	2	11
Net increase (decrease) in net assets resulting from operations	3	15	—	11	88	11	—	3	24
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	—	—	—	1
Contract maintenance fees	—	(2)	—	(2)	(20)	(6)	—	—	(1)
Contract owners' benefits	(1)	(13)	—	(16)	(192)	(30)	—	(1)	(7)
Transfer (to) from other portfolios	—	4	—	6	(48)	13	—	(1)	(13)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1)	(11)	—	(12)	(260)	(23)	—	(2)	(20)
Total increase (decrease) in net assets	2	4	—	(1)	(172)	(12)	—	1	4
Net Assets
Beginning of period	56	217	5	224	1,553	495	5	15	132
End of period	$58	$221	$5	$223	$1,381	$483	$5	$16	$136

*  Subaccount had no activity during the year that rounded to one thousand.

The accompanying notes are an integral part of these financial statements.
FSA-39

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2020
($ in thousands)

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
From Operations
Net investment income (loss)	$5	$15	$2	$(4)	$(5)	$(2)	$72	$(10)	$—	$11
Net realized gain (loss) on investments	(20)	97	52	(11)	(117)	1	105	(151)	(361)	(2)
Net unrealized appreciation (depreciation) on investments	13	(53)	166	47	602	12	634	230	190	(62)
Net increase (decrease) in net assets resulting from operations	(2)	59	220	32	480	11	811	69	(171)	(53)
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	32	6	10	133	—	2	—
Contract maintenance fees	(3)	(15)	(17)	(28)	(81)	(23)	(172)	(8)	(16)	(4)
Contract owners' benefits	(8)	(94)	(49)	(285)	(552)	(298)	(1,565)	(78)	(100)	(13)
Transfer (to) from other portfolios	(1)	88	91	92	(434)	76	(215)	36	(7)	51
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12)	(21)	25	(189)	(1,061)	(235)	(1,819)	(50)	(121)	34
Total increase (decrease) in net assets	(14)	38	245	(157)	(581)	(224)	(1,008)	19	(292)	(19)
Net Assets
Beginning of period	301	951	1,425	2,124	5,431	1,795	12,589	953	2,715	394
End of period	$287	$989	$1,670	$1,967	$4,850	$1,571	$11,581	$972	$2,423	$375

The accompanying notes are an integral part of these financial statements.
FSA-40

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019
($ in thousands)

	American Funds Variable Insurance Products Trust									Fidelity Variable Insurance Products
	American Funds IS Asset Allocation Class 4	American Funds IS Blue Chip Income & Growth Class 4	American Funds IS Bond Class 4	American Funds IS Global Growth Class 4	American Funds IS Global Growth- Income Class 4	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth Class 4	American Funds IS New World Class 4	American Funds IS US Govt/AAA Rated Securities Class 4	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$2	$1	$—	$(1)	$—	$—	$(1)	$—	$—	$(81)	$—
Net realized gain (loss) on investments	18	6	—	17	—	2	15	—	—	421	12
Net unrealized appreciation (depreciation) on investments	40	7	1	67	—	2	20	2	—	1,012	26
Net increase (decrease) in net assets resulting from operations	60	14	1	83	—	4	34	2	—	1,352	38
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	—	—	—	—	3	—
Contract maintenance fees	(4)	(1)	—	(2)	—	—	(2)	—	—	(77)	—
Contract owners' benefits	(7)	(1)	—	(17)	—	—	(2)	—	—	(770)	—
Transfer (to) from other portfolios	(1)	—	(1)	(20)	3	(2)	—	(1)	9	3,758	(6)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12)	(2)	(1)	(39)	3	(2)	(4)	(1)	9	2,914	(6)
Total increase (decrease) in net assets	48	12	—	44	3	2	30	1	9	4,266	32
Net Assets
Beginning of period	314	74	20	266	—	7	116	8	—	3,061	153
End of period	$362	$86	$20	$310	$3	$9	$146	$9	$9	$7,327	$185

The accompanying notes are an integral part of these financial statements.
FSA-41

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Fidelity Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust
	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$11	$58	$(18)	$(8)	$226	$34	$(2)	$(4)	$(20)
Net realized gain (loss) on investments	337	8	25	50	100	418	1,006	41	186
Net unrealized appreciation (depreciation) on investments	1,395	356	288	69	186	43	68	52	81
Net increase (decrease) in net assets resulting from operations	1,743	422	295	111	512	495	1,072	89	247
From Variable Annuity Contract Transactions
Contract owners' net payments	—	1	—	—	1	1	—	—	—
Contract maintenance fees	(103)	(71)	(35)	(7)	(76)	(55)	(72)	(7)	(16)
Contract owners' benefits	(801)	(682)	(355)	(124)	(895)	(474)	(580)	(51)	(122)
Transfer (to) from other portfolios	3,378	110	2,599	240	4,230	3,350	3,293	429	622
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,474	(642)	2,209	109	3,260	2,822	2,641	371	484
Total increase (decrease) in net assets	4,217	(220)	2,504	220	3,772	3,317	3,713	460	731
Net Assets
Beginning of period	4,551	5,659	1,999	244	1,900	2,098	2,436	338	633
End of period	$8,768	$5,439	$4,503	$464	$5,672	$5,415	$6,149	$798	$1,364

The accompanying notes are an integral part of these financial statements.
FSA-42

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust					Goldman Sachs Variable Insurance Trust
	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$64	$(5)	$1	$427	$5	$—	$—	$6
Net realized gain (loss) on investments	(48)	(58)	—	(108)	6	7	—	(12)
Net unrealized appreciation (depreciation) on investments	147	106	204	(262)	27	10	—	60
Net increase (decrease) in net assets resulting from operations	163	43	205	57	38	17	—	54
From Variable Annuity Contract Transactions
Contract owners' net payments	1	—	—	5	—	—	—	—
Contract maintenance fees	(56)	(5)	(25)	(107)	(4)	(2)	—	(4)
Contract owners' benefits	(446)	(39)	(42)	(1,093)	(7)	(37)	—	(72)
Transfer (to) from other portfolios	(28)	609	540	(26)	46	2	—	277
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(529)	565	473	(1,221)	35	(37)	—	201
Total increase (decrease) in net assets	(366)	608	678	(1,164)	73	(20)	—	255
Net Assets
Beginning of period	4,551	156	1,745	8,134	250	195	2	344
End of period	$4,185	$764	$2,423	$6,970	$323	$175	$2	$599

The accompanying notes are an integral part of these financial statements.
FSA-43

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$(2)	$(19)	$—	$(1)	$(46)	$—	$—	$5	$(8)
Net realized gain (loss) on investments	30	116	—	7	403	2	—	(1)	135
Net unrealized appreciation (depreciation) on investments	194	349	3	9	374	10	3	26	(26)
Net increase (decrease) in net assets resulting from operations	222	446	3	15	731	12	3	30	101
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	2	—	—	—	—
Contract maintenance fees	(11)	(29)	—	—	(47)	—	—	(4)	(8)
Contract owners' benefits	(175)	(214)	—	(3)	(398)	(2)	—	(71)	(29)
Transfer (to) from other portfolios	57	1,370	—	—	2,771	—	1	(17)	502
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(129)	1,127	—	(3)	2,328	(2)	1	(92)	465
Total increase (decrease) in net assets	93	1,573	3	12	3,059	10	4	(62)	566
Net Assets
Beginning of period	960	976	13	46	1,091	55	15	467	122
End of period	$1,053	$2,549	$16	$58	$4,150	$65	$19	$405	$688

The accompanying notes are an integral part of these financial statements.
FSA-44

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco Oppenheimer VI Capital Appreciation Fund/VA	Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer VI Global Fund/VA	Invesco Oppenheimer VI Global Fund/VA SC	Invesco Oppenheimer VI Global Strategic Income Fund/VA	Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	Invesco Oppenheimer VI Government Money Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA SC
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$(1)	$(8)	$(1)	$(1)	$(22)	$—	$107	$84	$—	$(7)
Net realized gain (loss) on investments	10	50	8	12	297	—	(65)	—	4	251
Net unrealized appreciation (depreciation) on investments	20	76	12	10	149	1	437	—	2	62
Net increase (decrease) in net assets resulting from operations	29	118	19	21	424	1	479	84	6	306
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	—	3	8	—	—
Contract maintenance fees	—	(7)	—	—	(34)	—	(71)	(271)	—	(17)
Contract owners' benefits	(10)	(42)	(9)	(12)	(214)	(8)	(621)	(2,800)	—	(170)
Transfer (to) from other portfolios	—	557	—	—	2,208	—	(26)	(45,218)	—	717
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10)	508	(9)	(12)	1,960	(8)	(715)	(48,281)	—	530
Total increase (decrease) in net assets	19	626	10	9	2,384	(7)	(236)	(48,197)	6	836
Net Assets
Beginning of period	88	108	56	78	991	17	5,575	54,675	21	742
End of period	$107	$734	$66	$87	$3,375	$10	$5,339	$6,478	$27	$1,578

The accompanying notes are an integral part of these financial statements.
FSA-45

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco VI American Franchise I	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$(1)	$(2)	$(147)	$1	$3	$22	$16	$4	$—	$16
Net realized gain (loss) on investments	13	2	(198)	8	34	132	(4)	(1)	6	272
Net unrealized appreciation (depreciation) on investments	11	29	1,665	7	6	65	83	14	4	63
Net increase (decrease) in net assets resulting from operations	23	29	1,320	16	43	219	95	17	10	351
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	—	—	—	—	—
Contract maintenance fees	—	(3)	(159)	—	(7)	(26)	(6)	(4)	—	(59)
Contract owners' benefits	(8)	(25)	(1,447)	(14)	(15)	(206)	(18)	(21)	—	(492)
Transfer (to) from other portfolios	—	139	(119)	—	591	1,231	337	3	—	4,748
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8)	111	(1,725)	(14)	569	999	313	(22)	—	4,197
Total increase (decrease) in net assets	15	140	(405)	2	612	1,218	408	(5)	10	4,548
Net Assets
Beginning of period	71	178	10,412	79	250	920	316	409	42	1,741
End of period	$86	$318	$10,007	$81	$862	$2,138	$724	$404	$52	$6,289

The accompanying notes are an integral part of these financial statements.
FSA-46

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Invesco Variable Insurance Funds			Clayton Street Trust			Legg Mason Partners Variable Equity Trust
	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$1	$(5)	$—	$1	$—	$1	$(11)	$(8)	$50
Net realized gain (loss) on investments	18	57	(1)	14	5	3	16	50	236
Net unrealized appreciation (depreciation) on investments	19	20	—	45	10	39	167	7	961
Net increase (decrease) in net assets resulting from operations	38	72	(1)	60	15	43	172	49	1,247
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	—	1	—	—
Contract maintenance fees	(3)	(5)	—	(3)	(2)	(7)	(15)	(8)	(142)
Contract owners' benefits	(43)	(91)	(2)	(11)	(7)	(25)	(127)	(111)	(1,280)
Transfer (to) from other portfolios	222	243	48	(2)	2	(14)	1,049	485	(301)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	176	147	46	(16)	(7)	(46)	908	366	(1,723)
Total increase (decrease) in net assets	214	219	45	44	8	(3)	1,080	415	(476)
Net Assets
Beginning of period	41	155	—	723	135	500	212	257	9,488
End of period	$255	$374	$45	$767	$143	$497	$1,292	$672	$9,012

The accompanying notes are an integral part of these financial statements.
FSA-47

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	Lord Abbett Series Fund, Inc.								MFS Variable Insurance Trust
	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 8/1/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 8/1/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$181	$1	$(1)	$1	$(12)	$—	$—	$1	$(1)	$(8)
Net realized gain (loss) on investments	28	58	3	30	91	(28)	(5)	(5)	6	73
Net unrealized appreciation (depreciation) on investments	696	76	19	26	99	44	22	278	16	115
Net increase (decrease) in net assets resulting from operations	905	135	21	57	178	16	17	274	21	180
From Variable Annuity Contract Transactions
Contract owners' net payments		3	—	—	—	—	—	—	—	—
Contract maintenance fees	(110)	(9)	(3)	(3)	(12)	(1)	(2)	(34)	—	(4)
Contract owners' benefits	(950)	(26)	(67)	(39)	(85)	(10)	(29)	(314)	(3)	(23)
Transfer (to) from other portfolios	(115)	317	(44)	31	569	(158)	128	1,957	—	40
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,172)	282	(114)	(11)	472	(169)	97	1,609	(3)	13
Total increase (decrease) in net assets	(267)	417	(93)	46	650	(153)	114	1,883	18	193
Net Assets
Beginning of period	8,069	355	93	272	158	153	110	1,152	59	519
End of period	$7,802	$772	$—	$318	$808	$—	$224	$3,035	$77	$712

The accompanying notes are an integral part of these financial statements.
FSA-48

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	MFS Variable Insurance Trust
	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$(1)	$(5)	$—	$(10)	$—	$(1)	$—	$1
Net realized gain (loss) on investments	4	46	3	139	2	8	2	13
Net unrealized appreciation (depreciation) on investments	12	76	—	92	4	6	7	24
Net increase (decrease) in net assets resulting from operations	15	117	3	221	6	13	9	38
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	1	—	—	—	—
Contract maintenance fees	—	(4)	—	(8)	—	—	—	(2)
Contract owners' benefits	(3)	(49)	(12)	(31)	—	(10)	(2)	(5)
Transfer (to) from other portfolios	—	(18)	—	(59)	—	(2)	—	(34)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3)	(71)	(12)	(97)	—	(12)	(2)	(41)
Total increase (decrease) in net assets	12	46	(9)	124	6	1	7	(3)
Net Assets
Beginning of period	52	423	18	590	20	51	49	220
End of period	$64	$469	$9	$714	$26	$52	$56	$217

The accompanying notes are an integral part of these financial statements.
FSA-49

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II
	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond Series SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock SC
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$—	$6	$29	$2	$—	$—	$(2)
Net realized gain (loss) on investments	3	10	(2)	34	—	1	21
Net unrealized appreciation (depreciation) on investments	(1)	33	107	82	1	2	29
Net increase (decrease) in net assets resulting from operations	2	49	134	118	1	3	48
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	—	—	—	—	1
Contract maintenance fees	—	(3)	(22)	(5)	—	—	(1)
Contract owners' benefits	(14)	(34)	(174)	(44)	—	(1)	(46)
Transfer (to) from other portfolios	—	(17)	(66)	(19)	—	—	(13)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(14)	(54)	(262)	(68)	—	(1)	(59)
Total increase (decrease) in net assets	(12)	(5)	(128)	50	1	2	(11)
Net Assets
Beginning of period	17	229	1,681	445	4	13	143
End of period	$5	$224	$1,553	$495	$5	$15	$132

The accompanying notes are an integral part of these financial statements.
FSA-50

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2019
($ in thousands)

	PIMCO Variable Insurance Trust							Royce Capital Fund		The Universal Institutional Funds, Inc.
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Morgan Stanley VIF, Inc. Global Real Estate II
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
From Operations
Net investment income (loss)	$5	$10	$8	$29	$10	$20	$198	$(8)	$(11)	$5
Net realized gain (loss) on investments	1	43	53	(7)	(182)	(1)	(75)	71	101	19
Net unrealized appreciation (depreciation) on investments	13	154	116	34	574	6	756	18	(99)	31
Net increase (decrease) in net assets resulting from operations	19	207	177	56	402	25	879	81	(9)	55
From Variable Annuity Contract Transactions
Contract owners' net payments	—	—	201	1	2	1	6	—	—	—
Contract maintenance fees	(5)	(15)	(15)	(28)	(84)	(25)	(177)	(5)	(20)	(4)
Contract owners' benefits	(49)	(86)	(215)	(192)	(911)	(167)	(1,447)	(72)	(160)	(14)
Transfer (to) from other portfolios	284	(42)	94	26	(125)	1	(328)	569	2,042	20
Net increase (decrease) in net assets resulting from variable annuity contract transactions	230	(143)	65	(193)	(1,118)	(190)	(1,946)	492	1,862	2
Total increase (decrease) in net assets	249	64	242	(137)	(716)	(165)	(1,067)	573	1,853	57
Net Assets
Beginning of period	52	887	1,183	2,261	6,147	1,960	13,656	380	862	337
End of period	$301	$951	$1,425	$2,124	$5,431	$1,795	$12,589	$953	$2,715	$394

The accompanying notes are an integral part of these financial statements.
FSA-51

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1.  ORGANIZATION

Variable Annuity Account A of Protective Life ("Separate Account") was established by Protective Life and Annuity Insurance Company ("PLAIC") on December 1, 1997, with sales beginning August 21, 1998. PLAIC is a wholly owned subsidiary of Protective Life Insurance Company ("Protective Life"), which is a wholly owned subsidiary of Protective Life Corporation ("PLC"). PLC and its subsidiaries are wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.). The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts ("Contracts") issued by PLAIC are allocated until maturity or termination of the Contracts. The following is a list of each variable annuity product funded by the Separate Account:

Access XL NY	Protective Variable Annuity NY
Elements Classic NY	Protective Variable Annuity NY (2012) L, B, C Series
Rewards Elite NY	Rewards II NY
Protective Variable Annuity II B Series NY	Protective Investors Benefit Advisory Variable Annuity NY

PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, "Financial Services — Investment Companies".

During the years ended December 31, 2020 and 2019, contract owners may elect to invest in up to one hundred and seven subaccounts as follows:

American Funds IS Asset Allocation Class 4

American Funds IS Blue Chip Income & Growth Class 4

American Funds IS Bond Class 4

American Funds IS Global Growth Class 4

American Funds IS Global Growth — Income Class 4(d)

American Funds IS Global Small Capitalization Class 4

American Funds IS Growth — Income Class 4

American Funds IS Growth Class 4

American Funds IS New World Class 4

American Funds IS US Govt/AAA Rated Securities Class 4(e)

ClearBridge Variable Mid Cap II

ClearBridge Variable Small Cap Growth II

Fidelity Contrafund Portfolio SC2

Fidelity Equity Income SC2

Fidelity Index 500 Portfolio SC2

Fidelity Investment Grade Bonds SC2

Fidelity Mid Cap SC2

Franklin Flex Cap Growth VIP CL 2

Franklin Income VIP CL 2

Franklin Mutual Shares VIP CL 2

Franklin Rising Dividend VIP CL 2

Franklin Small Cap Value VIP CL 2

Franklin Small-Mid Cap Growth VIP CL 2

Franklin US Government Securities VIP CL 2

Templeton Developing Markets VIP CL 2

Templeton Foreign VIP CL 2

Templeton Global Bond VIP Fund CL 2

Templeton Growth VIP CL 2

Goldman Sachs Global Trends Allocation Fund SC

Goldman Sachs International Equity Insights

Goldman Sachs International Equity Insights SC

Goldman Sachs Large Cap Value Fund SC(a)

Goldman Sachs Mid Cap Value SC

Goldman Sachs Small Cap Equity Insights

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs US Equity Insights

Goldman Sachs US Equity Insights SC

Goldman Sachs VIT Core Fixed Income Fund SC

Goldman Sachs VIT Growth Opportunities SC

Invesco Oppenheimer VI Capital Appreciation Fund/VA

Invesco Oppenheimer VI Capital Appreciation Fund/VA SC
FSA-52

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1.  ORGANIZATION — (Continued)

Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II(b)

Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA

Invesco Oppenheimer VI Global Fund/VA

Invesco Oppenheimer VI Global Fund/VA SC

Invesco Oppenheimer VI Global Strategic Income Fund/VA

Invesco Oppenheimer VI Global Strategic Income Fund/VA SC

Invesco Oppenheimer VI Government Money Fund/VA

Invesco Oppenheimer VI Main Street Fund/VA

Invesco Oppenheimer VI Main Street Fund/VA SC

Invesco VI American Franchise I

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II

Invesco VI Comstock I

Invesco VI Comstock II

Invesco VI Equity and Income II

Invesco VI Global Real Estate II

Invesco VI Government Securities II

Invesco VI Growth & Income I

Invesco VI Growth & Income II

Invesco VI International Growth II

Invesco VI Mid-Cap Growth II(c)

Invesco VI Small Cap Equity II

Protective Life Dynamic Allocation Series — Conservative

Protective Life Dynamic Allocation Series — Growth

Protective Life Dynamic Allocation Series — Moderate

Lord Abbett Bond Debenture VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett Growth & Income VC(a)

Lord Abbett Growth Opportunities VC

Lord Abbett Mid Cap Stock VC

Lord Abbett Series Fundamental Equity VC

MFS Growth Series IC

MFS Growth Series SC

MFS Investors Trust IC

MFS Investors Trust SC

MFS New Discovery IC

MFS New Discovery SC

MFS Research IC

MFS Research SC

MFS Total Return IC

MFS Total Return SC

MFS Utilities IC

MFS Utilities SC

MFS VIT Total Return Bond Series SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

MFS VIT II MA Investors Growth Stock SC

Morgan Stanley VIF, Inc. Global Real Estate II(a)

PIMCO VIT All Asset Advisor

PIMCO VIT Global Diversified Allocation Portfolio

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

QS Legg Mason Dynamic Multi-Strategy VIT II

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Not available for new contracts.

(b)  For the period from April 30, 2020 (date of commencement) to December 31, 2020.

(c)  Effective April 30, 2020, Invesco VI Mid-Cap Growth II merged into Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I.

(d)  For the period February 11, 2020 (date of commencement) to December 31, 2020.

(e)  For the period from February 13, 2020 (date of commencement) to December 31, 2020.

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PLAIC's other assets and liabilities.

FSA-53

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1.  ORGANIZATION — (Continued)

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC's General Account. The assets of PLAIC's General Account support its insurance and annuity obligations and are subject to PLAIC's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2020 was approximately $1.5 million.

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to Protective Life. As of December 31 2020, COVID-19 related impacts to Protective Life, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic. Management will continue to monitor developments, and their impact on the fair value of the subaccounts in which the Separate Account invest.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying Funds.

Net transfers (to) from Subaccounts or Affiliate

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner's interest to or from another subaccount or to the general account of PLAIC.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FSA-54

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2020. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by PLAIC and may result in additional amounts being transferred into the Separate Account by PLAIC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLAIC for the calculated or excess differential. As of December 31, 2020, there are no contracts in the annuity payout phase.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 3 assets in any period presented, disclosure of transfers between level 3 or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

FSA-55

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds with readily determinable fair values. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

(in thousands)	2020			2019
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds IS Asset Allocation Class 4	1	2	(1)	—	1	(1)
American Funds IS Blue Chip Income & Growth Class 4	3	0	3	1	1	—
American Funds IS Bond Class 4	1	1	0	—	—	—
American Funds IS Global Growth Class 4	2	3	(1)	1	4	(3)
American Funds IS Global Growth-Income Class 4	3	0	3

FSA-56

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2020			2019
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds IS Global Small Capitalization Class 4	0	0	0	19	19	—
American Funds IS Growth Class 4	0	2	(2)	—	—	—
American Funds IS Growth-Income Class 4	2	2	0
American Funds IS New World Class 4	0	0	0	4	4	—
American Funds IS US Govt/AAA Class 4 4	0	1	(1)	1	—	1
ClearBridge Variable Mid Cap II	87	98	(11)	92	45	47
ClearBridge Variable Small Cap Growth II	24	26	(2)	49	35	14
Fidelity Contrafund Portfolio SC2	168	243	(75)	268	123	145
Fidelity Equity Income SC2	1	0	1	—	—	—
Fidelity Index 500 Portfolio SC2	179	260	(81)	266	154	112
Fidelity Investment Grade Bonds SC2	35	90	(55)	27	82	(55)
Fidelity Mid Cap SC2	223	259	(36)	563	453	110
Franklin Flex Cap Growth VIP CL 2	31	23	8	35	30	5
Franklin Income VIP CL 2	525	613	(88)	420	194	226
Franklin Mutual Shares VIP CL 2	453	495	(42)	634	471	163
Franklin Rising Dividend VIP CL 2	213	267	(54)	233	105	128
Franklin Small Cap Value VIP CL 2	61	64	(3)	72	54	18
Franklin Small-Mid Cap Growth VIP CL 2	29	49	(20)	46	20	26
Franklin US Government Securities VIP CL 2	33	90	(57)	12	63	(51)
Templeton Developing Markets VIP CL 2	86	97	(11)	190	141	49
Templeton Foreign VIP CL 2	157	151	6	172	129	43
Templeton Global Bond VIP Fund CL 2	53	101	(48)	24	128	(104)
Templeton Growth VIP CL 2	34	38	(4)	55	50	5
Goldman Sachs Global Trends Allocation Fund SC	1	1	0	—	3	(3)
Goldman Sachs International Equity Insights	0	0	0	—	—	—
Goldman Sachs International Equity Insights SC	42	42	0	90	76	14
Goldman Sachs Large Cap Value Fund SC	14	21	(7)	7	12	(5)
Goldman Sachs Mid Cap Value SC	168	195	(27)	131	65	66
Goldman Sachs Small Cap Equity Insights	0	0	0	—	—	—
Goldman Sachs Strategic Growth	0	0	0	—	—	—
Goldman Sachs Strategic Growth SC	128	175	(47)	176	83	93
Goldman Sachs US Equity Insights	0	0	0	—	—	—

FSA-57

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2020			2019
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs VIT Core Fixed Income Fund SC	4	5	(1)	1	10	(9)
Goldman Sachs VIT Growth Opportunities SC	38	57	(19)	28	6	22
Invesco Oppenheimer VI Capital Appreciation Fund/VA	—	—	—	—	—	—
Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	26	37	(11)	48	24	24
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II	38	13	25	—	—	—
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	0	0	0	—	—	—
Invesco Oppenheimer VI Global Fund/VA	0	0	0	—	—	—
Invesco Oppenheimer VI Global Fund/VA SC	122	161	(39)	239	153	86
Invesco Oppenheimer VI Global Strategic Income Fund/VA	0	0	0	—	—	—
Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	37	76	(39)	6	62	(56)
Invesco Oppenheimer VI Government Money Fund/VA	20,438	20,680	(242)	18,091	32,784	(14,693)
Invesco Oppenheimer VI Main Street Fund/VA	0	0	0	—	—	—
Invesco Oppenheimer VI Main Street Fund/VA SC	46	58	(12)	49	26	23
Invesco VI American Franchise I	0	1	(1)	—	1	(1)
Invesco VI American Value II	13	14	(1)	33	28	5
Invesco VI Balanced Risk Allocation II	18	169	(151)	8	131	(123)
Invesco VI Comstock I	0	0	0	—	—	—
Invesco VI Comstock II	57	66	(9)	105	82	23
Invesco VI Equity and Income II	233	246	(13)	157	102	55
Invesco VI Global Real Estate II	82	84	(2)	34	12	22
Invesco VI Government Securities II	49	20	29	1	3	(2)
Invesco VI Growth & Income I	0	1	(1)	—	—	—
Invesco VI Growth & Income II	464	503	(39)	830	641	189
Invesco VI International Growth II	30	30	0	30	16	14
Invesco VI Mid-Cap Growth II	5	28	(23)	31	22	9
Invesco VI Small Cap Equity II	6	6	0	10	7	3
Protective Life Dynamic Allocation Series — Conservative	1	2	(1)	—	1	(1)

FSA-58

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2020			2019
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Protective Life Dynamic Allocation Series — Growth	7	1	6	—	1	(1)
Protective Life Dynamic Allocation Series — Moderate	8	3	5	—	4	(4)
Lord Abbett Bond Debenture VC	20	117	(97)	15	82	(67)
Lord Abbett Calibrated Dividend Growth VC	32	21	11	34	24	10
Lord Abbett Classic Stock VC	—	—	0	47	52	(5)
Lord Abbett Growth & Income VC	3	3	0	3	3	—
Lord Abbett Growth Opportunities VC	25	34	(9)	52	31	21
Lord Abbett International Opportunities VC	—	—	—	—	12	(12)
Lord Abbett Mid Cap Stock VC	14	16	(2)	27	21	6
Lord Abbett Series Fundamental Equity VC	258	284	(26)	287	202	85
MFS Growth Series IC	0	0	0	—	—	—
MFS Growth Series SC	0	2	(2)	2	2	—
MFS Investors Trust IC	0	0	0	—	—	—
MFS Investors Trust SC	0	2	(2)	—	3	(3)
MFS New Discovery IC	0	0	0	—	—	—
MFS New Discovery SC	0	5	(5)	—	3	(3)
MFS Research IC	0	0	0	—	—	—
MFS Research SC	0	0	0	—	—	—
MFS Total Return IC	0	0	0	—	—	—
MFS Total Return SC	0	1	(1)	—	1	(1)
MFS Utilities IC	0	0	0	—	—	—
MFS Utilities SC	1	1	0	—	2	(2)
MFS VIT Total Return Bond SC	5	27	(22)	1	23	(22)
MFS VIT Value SC	1	2	(1)	—	3	(3)
MFS VIT II Emerging Markets Equity SC	0	0	0	—	—	—
MFS VIT II International Value SC	0	0	0	—	—	—
MFS VIT II MA Investors Growth Stock SC	0	1	(1)	—	4	(4)
Morgan Stanley VIF, Inc. Global Real Estate II	14	9	5	4	4	—
PIMCO VIT All Asset Advisor	41	44	(3)	41	21	20
PIMCO VIT Global Diversified Allocation Portfolio	90	89	1	94	102	(8)
PIMCO VIT Long-Term US Government Advisor	16	14	2	110	103	7
PIMCO VIT Low Duration Advisor	21	39	(18)	5	24	(19)
PIMCO VIT Real Return Advisor	16	109	(93)	12	117	(105)

FSA-59

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2020			2019
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Short-Term Advisor	20	43	(23)	9	28	(19)
PIMCO VIT Total Return Advisor	86	236	(150)	23	191	(168)
QS Legg Mason Dynamic Multi-Strategy VIT II	34	97	(63)	10	146	(136)
Royce Capital Fund Micro-Cap SC	86	99	(13)	152	110	42
Royce Capital Fund Small-Cap SC	308	312	(4)	493	389	104

5.  INVESTMENTS

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2020 are as follows:

(in thousands)	Purchases	Sales
American Funds IS Asset Allocation Class 4	$21	$25
American Funds IS Blue Chip Income & Growth Class 4	41	5
American Funds IS Bond Class 4	10	9
American Funds IS Global Growth Class 4	28	48
American Funds IS Global Growth & Income Class 4	36	0
American Funds IS Global Small Capitalization Class 4	1	1
American Funds IS Growth Class 4	7	45
American Funds IS Growth-Income Class 4	22	20
American Funds IS New World Class 4	0	1
American Funds IS US Govt/AAA Class 4	—	10
ClearBridge Variable Mid Cap II	602	577
ClearBridge Variable Small Cap Growth II	940	1,033
Fidelity Contrafund Portfolio SC2	3,478	4,946
Fidelity Equity Income SC2	24	7
Fidelity Index 500 Portfolio SC2	3,005	4,462
Fidelity Investment Grade Bonds SC2	530	1,193
Fidelity Mid Cap SC2	2,116	2,482
Franklin Flex Cap Growth VIP CL 2	719	463
Franklin Income VIP CL 2	3,067	3,962
Franklin Mutual Shares VIP CL 2	2,611	2,822
Franklin Rising Dividend VIP CL 2	3,220	3,883
Franklin Small Cap Value VIP CL 2	703	665
Franklin Small-Mid Cap Growth VIP CL 2	637	881
Franklin US Government Securities VIP CL 2	450	1,003
Templeton Developing Markets VIP CL 2	475	490
Templeton Foreign VIP CL 2	757	668
Templeton Global Bond VIP Fund CL 2	971	1,012
Templeton Growth VIP CL 2	239	260
Goldman Sachs Global Trends Allocation Fund SC	14	19

FSA-60

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

5.  INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
Goldman Sachs International Equity Insights	$0	$0
Goldman Sachs International Equity Insights SC	329	287
Goldman Sachs Large Cap Value Fund SC	199	321
Goldman Sachs Mid Cap Value SC	1,352	1,664
Goldman Sachs Small Cap Equity Insights	0	0
Goldman Sachs Strategic Growth	5	7
Goldman Sachs Strategic Growth SC	3,309	4,248
Goldman Sachs US Equity Insights	3	3
Goldman Sachs US Equity Insights SC	1	3
Goldman Sachs VIT Core Fixed Income Fund SC	50	58
Goldman Sachs VIT Growth Opportunities SC	747	1,126
Invesco Oppenheimer VI Capital Appreciation Fund/VA	17	13
Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	593	736
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II	485	177
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	5	11
Invesco Oppenheimer VI Global Fund/VA	4	13
Invesco Oppenheimer VI Global Fund/VA SC	1,826	2,440
Invesco Oppenheimer VI Global Strategic Income Fund/VA	1	1
Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	855	1,028
Invesco Oppenheimer VI Government Money Fund/VA	38,865	39,752
Invesco Oppenheimer VI Main Street Fund/VA	3	0
Invesco Oppenheimer VI Main Street Fund/VA SC	803	882
Invesco VI American Franchise I	6	16
Invesco VI American Value II	103	99
Invesco VI Balanced Risk Allocation II	1,244	2,374
Invesco VI Comstock I	4	7
Invesco VI Comstock II	466	606
Invesco VI Equity and Income II	2,857	2,842
Invesco VI Global Real Estate II	371	374
Invesco VI Government Securities II	530	225
Invesco VI Growth & Income I	2	10
Invesco VI Growth & Income II	3,540	3,658
Invesco VI International Growth II	226	197
Invesco VI Mid-Cap Growth II	44	336
Invesco VI Small Cap Equity II	57	51
Protective Life Dynamic Allocation Series — Conservative	16	32
Protective Life Dynamic Allocation Series — Growth	80	19
Protective Life Dynamic Allocation Series — Moderate	97	38
Lord Abbett Bond Debenture VC	624	2,108
Lord Abbett Calibrated Dividend Growth VC	808	428
Lord Abbett Growth & Income VC	50	50
Lord Abbett Growth Opportunities VC	583	676
Lord Abbett Mid Cap Stock VC	93	107

FSA-61

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

5.  INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
Lord Abbett Series Fundamental Equity VC	$2,524	$2,664
MFS Growth Series IC	5	7
MFS Growth Series SC	50	82
MFS Investors Trust IC	2	4
MFS Investors Trust SC	18	57
MFS New Discovery IC	1	0
MFS New Discovery SC	79	226
MFS Research IC	1	0
MFS Research SC	2	7
MFS Total Return IC	3	3
MFS Total Return SC	16	21
MFS Utilities IC	0	0
MFS Utilities SC	28	32
MFS VIT Total Return Bond SC	103	344
MFS VIT Value SC	53	55
MFS VIT II Emerging Markets Equity SC	0	0
MFS VIT II International Value SC	1	2
MFS VIT II MA Investors Growth Stock SC	14	24
Morgan Stanley VIF, Inc. Global Real Estate II	134	80
PIMCO VIT All Asset Advisor	291	299
PIMCO VIT Global Diversified Allocation Portfolio	1,173	1,111
PIMCO VIT Long-Term US Government Advisor	312	272
PIMCO VIT Low Duration Advisor	222	407
PIMCO VIT Real Return Advisor	221	1,299
PIMCO VIT Short-Term Advisor	208	447
PIMCO VIT Total Return Advisor	1,284	2,930
QS Legg Mason Dynamic Multi-Strategy VIT II	360	1,111
Royce Capital Fund Micro-Cap SC	557	602
Royce Capital Fund Small-Cap SC	1,559	1,642

6.  FINANCIAL HIGHLIGHTS

PLAIC sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner's account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by PLAIC and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by PLAIC, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

FSA-62

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2020, were as follows:

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
American Funds IS Asset Allocation Class 4
2020	26	$14.95	$14.95	$395	1.40%	1.30%	1.30%	10.70%	10.70%
2019	27	$13.51	$13.51	$362	1.74%	1.30%	1.30%	19.36%	19.36%
2018	28	$11.32	$11.32	$314	1.53%	1.30%	1.30%	–6.08%	–6.08%
2017	26	$12.05	$12.05	$314	1.59%	1.30%	1.30%	14.41%	14.41%
2016	14	$10.53	$10.53	$152	2.01%	1.30%	1.30%	7.75%	7.75%
American Funds IS Blue Chip Income & Growth Class 4
2020	9	$14.51	$14.51	$133	1.63%	1.30%	1.30%	7.06%	7.06%
2019	6	$13.55	$13.55	$86	1.92%	1.30%	1.30%	19.46%	19.46%
2018	6	$11.35	$11.35	$74	1.86%	1.30%	1.30%	–10.11%	–10.11%
2017	7	$12.62	$12.62	$87	2.23%	1.30%	1.30%	15.19%	15.19%
2016	4	$10.96	$10.96	$44	2.22%	1.30%	1.30%	16.96%	16.96%
American Funds IS Bond Class 4
2020	2	$11.49	$11.49	$23	2.07%	1.30%	1.30%	7.96%	7.96%
2019	2	$10.65	$10.65	$20	2.42%	1.30%	1.30%	7.66%	7.66%
2018	2	$9.89	$9.89	$20	3.81%	1.30%	1.30%	–2.18%	–2.18%
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth Class 4
2020	9	$11.88	$18.88	$365	0.15%	0.30%	1.30%	28.48%	28.48%
2019	21	$14.69	$14.69	$310	0.93%	1.30%	1.30%	33.12%	33.12%
2018	24	$11.04	$11.04	$266	0.53%	1.30%	1.30%	–10.42%	–10.42%
2017	26	$12.32	$12.32	$319	0.61%	1.30%	1.30%	29.42%	29.42%
2016	25	$9.52	$9.52	$242	0.89%	1.30%	1.30%	–0.93%	–0.93%
American Funds IS Global Growth-Income Class 4
2020	3	$14.30	$14.30	$44	1.55%	1.30%	1.30%	7.14%	7.14%
2019	—	$13.35	$13.35	$3	2.73%	1.30%	1.30%	29.03%	29.03%
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Small Capitalization Class 4
2020	1	$15.99	$15.99	$11	0.12%	1.30%	1.30%	27.71%	27.71%
2019	1	$12.52	$12.52	$9	0.01%	1.30%	1.30%	29.54%	29.54%
2018	1	$9.67	$9.67	$7	0.02%	1.30%	1.30%	–11.97%	–11.97%
2017	1	$10.98	$10.98	$8	0.42%	1.30%	1.30%	24.00%	24.00%
2016	1	$8.86	$8.86	$7	0.10%	1.30%	1.30%	0.53%	0.53%
American Funds IS Growth Class 4
2020	7	$25.58	$25.58	$168	0.21%	1.30%	1.30%	49.75%	49.75%
2019	9	$17.09	$17.09	$146	0.58%	1.30%	1.30%	28.75%	28.75%
2018	9	$13.27	$13.27	$116	0.28%	1.30%	1.30%	–1.80%	–1.80%
2017	7	$13.51	$13.51	$100	0.63%	1.30%	1.30%	26.33%	26.33%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-63

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
American Funds IS New World Class 4
2020	1	$15.64	$15.64	$11	0.04%	1.30%	1.30%	21.69%	21.69%
2019	1	$12.85	$12.85	$9	0.76%	1.30%	1.30%	27.14%	27.14%
2018	1	$10.11	$10.11	$8	0.73%	1.30%	1.30%	–15.37%	–15.37%
2017	1	$11.94	$11.94	$8	0.81%	1.30%	1.30%	27.39%	27.39%
2016	1	$9.38	$9.38	$7	0.63%	1.30%	1.30%	3.68%	3.68%
American Funds IS US Govt/AAA Class 4
2020	—	$—	$—	$—	—	—	—	—	—
2019	1	$10.20	$10.20	$9	2.98%	1.30%	1.30%	3.78%	3.78%
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ClearBridge Variable Mid Cap II
2020	47	$22.49	$31.16	$1,187	0.03%	1.15%	1.75%	13.09%	13.78%
2019	59	$19.89	$27.38	$1,292	0.58%	1.15%	1.75%	30.33%	31.13%
2018	11	$15.26	$20.88	$212	0.05%	1.15%	1.75%	–14.33%	–13.81%
2017	77	$17.81	$24.23	$1,516	0.19%	1.15%	1.75%	10.59%	11.26%
2016	85	$16.11	$21.78	$1,520	0.44%	1.15%	1.75%	7.21%	7.86%
ClearBridge Variable Small Cap Growth II
2020	47	$34.23	$49.52	$792	0.00%	1.15%	1.75%	40.42%	41.27%
2019	24	$24.38	$35.42	$672	0.00%	1.05%	1.75%	24.34%	25.22%
2018	10	$19.60	$28.29	$257	0.00%	1.05%	1.75%	1.39%	2.12%
2017	40	$19.91	$27.70	$894	0.00%	1.05%	1.65%	21.88%	22.62%
2016	34	$16.28	$22.59	$638	0.00%	1.05%	1.65%	3.81%	4.44%
Fidelity Contrafund Portfolio SC2
2020	226	$28.16	$45.85	$6,901	0.08%	1.05%	1.75%	27.96%	28.87%
2019	300	$22.01	$35.58	$7,327	0.25%	1.05%	1.75%	28.98%	29.90%
2018	155	$17.06	$27.39	$3,061	0.38%	1.05%	1.75%	–8.28%	–7.62%
2017	402	$18.61	$29.65	$8,202	0.78%	1.05%	1.75%	19.47%	20.32%
2016	442	$15.57	$24.64	$7,565	0.75%	1.05%	1.75%	5.85%	6.60%
Fidelity Equity Income SC2
2020	8	$25.71	$25.71	$205	1.54%	1.50%	1.50%	4.85%	4.85%
2019	8	$19.03	$34.64	$185	1.90%	0.60%	1.65%	25.01%	26.34%
2018	8	$19.59	$19.59	$153	2.12%	1.50%	1.50%	–9.92%	–9.92%
2017	8	$21.74	$25.31	$180	1.54%	1.15%	1.50%	10.97%	11.36%
2016	8	$19.59	$22.73	$160	2.06%	1.15%	1.50%	15.95%	16.36%
Fidelity Index 500 Portfolio SC2
2020	260	$28.68	$41.20	$7,793	1.37%	1.15%	1.75%	15.89%	16.59%
2019	340	$24.75	$35.34	$8,768	1.95%	1.05%	1.75%	28.73%	29.52%
2018	227	$19.23	$27.28	$4,551	1.36%	1.15%	1.75%	–6.40%	–5.83%
2017	434	$20.54	$28.97	$9,228	1.56%	1.15%	1.75%	19.29%	20.02%
2016	491	$17.22	$24.14	$8,731	1.75%	1.15%	1.75%	9.64%	10.30%
Fidelity Investment Grade Bonds SC2
2020	379	$10.23	$17.56	$5,124	1.96%	0.30%	1.75%	7.26%	8.02%
2019	434	$11.35	$16.25	$5,439	2.52%	1.05%	1.75%	7.49%	8.26%
2018	489	$10.56	$15.02	$5,659	2.26%	1.05%	1.75%	–2.53%	–1.83%
2017	518	$10.84	$15.30	$6,146	2.30%	1.05%	1.75%	2.18%	2.90%
2016	492	$10.60	$14.86	$5,717	2.27%	1.05%	1.75%	2.66%	3.38%
Fidelity Mid Cap SC2
2020	187	$13.42	$39.57	$4,393	0.35%	0.30%	1.75%	15.81%	16.51%
2019	223	$17.69	$36.63	$4,503	0.82%	1.05%	1.75%	21.02%	21.88%
2018	113	$14.62	$30.05	$1,999	0.35%	1.05%	1.75%	–16.27%	–15.67%
2017	290	$17.46	$35.64	$5,681	0.48%	1.05%	1.75%	18.44%	19.28%
2016	329	$14.74	$29.88	$5,473	0.42%	1.05%	1.75%	9.97%	10.75%

FSA-64

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Franklin Flex Cap Growth VIP CL 2
2020	27	$31.73	$46.93	$904	0.00%	1.15%	1.75%	42.36%	43.22%
2019	19	$22.29	$32.77	$464	0.00%	1.15%	1.75%	28.87%	29.66%
2018	13	$17.29	$25.27	$244	0.00%	1.15%	1.75%	1.32%	1.95%
2017	23	$17.07	$24.79	$411	0.00%	1.15%	1.75%	24.73%	25.49%
2016	26	$13.68	$19.76	$375	0.00%	1.15%	1.75%	–4.58%	–4.00%
Franklin Income VIP CL 2
2020	268	$14.35	$22.86	$4,259	1.84%	1.05%	1.75%	–1.07%	–0.36%
2019	357	$14.51	$22.97	$5,672	8.00%	1.05%	1.75%	14.03%	14.84%
2018	131	$12.72	$20.02	$1,900	7.29%	1.05%	1.75%	–5.99%	–5.31%
2017	530	$13.53	$21.16	$7,884	4.14%	1.05%	1.75%	7.76%	8.53%
2016	591	$12.56	$19.52	$8,153	6.35%	1.05%	1.75%	12.04%	12.83%
Franklin Mutual Shares VIP CL 2
2020	260	$12.08	$21.85	$4,346	1.12%	0.30%	1.75%	–6.70%	–6.04%
2019	302	$16.81	$23.28	$5,415	2.57%	1.05%	1.75%	20.43%	21.29%
2018	138	$13.95	$19.22	$2,098	3.24%	1.05%	1.75%	–10.66%	–10.03%
2017	417	$15.59	$21.38	$6,908	2.24%	1.05%	1.75%	6.46%	7.21%
2016	454	$14.63	$19.96	$7,039	2.66%	1.05%	1.75%	14.04%	14.84%
Franklin Rising Dividend VIP CL 2
2020	195	$11.97	$38.16	$5,399	0.75%	0.30%	1.75%	13.94%	14.75%
2019	249	$22.93	$33.29	$6,149	1.75%	1.05%	1.75%	26.97%	27.88%
2018	122	$18.06	$26.06	$2,436	1.74%	1.05%	1.75%	–6.74%	–6.08%
2017	331	$19.37	$27.77	$6,847	1.51%	1.05%	1.75%	18.46%	19.30%
2016	397	$16.35	$23.30	$6,900	2.11%	1.05%	1.75%	14.02%	14.83%
Franklin Small Cap Value VIP CL 2
2020	34	$20.66	$27.72	$775	0.87%	1.15%	1.75%	3.35%	3.98%
2019	37	$19.99	$26.66	$798	0.71%	1.15%	1.75%	24.14%	24.90%
2018	19	$16.10	$21.35	$338	1.12%	1.15%	1.75%	–14.41%	–13.88%
2017	49	$18.82	$24.79	$988	0.44%	1.15%	1.75%	8.72%	9.38%
2016	66	$17.31	$22.66	$1,212	0.94%	1.15%	1.75%	27.92%	28.70%
Franklin Small–Mid Cap Growth VIP CL 2
2020	41	$30.63	$52.47	$1,363	0.00%	1.15%	1.75%	52.38%	53.31%
2019	61	$20.10	$34.23	$1,364	0.00%	1.15%	1.75%	29.14%	29.93%
2018	36	$15.57	$26.34	$633	0.00%	1.15%	1.75%	–7.03%	–6.46%
2017	79	$16.74	$28.17	$1,458	0.00%	1.15%	1.75%	19.28%	20.01%
2016	84	$14.04	$23.47	$1,312	0.00%	1.15%	1.75%	2.35%	2.98%
Franklin US Government Securities VIP CL 2
2020	329	$10.07	$13.02	$3,658	3.40%	1.05%	1.75%	2.02%	2.74%
2019	387	$9.87	$12.67	$4,185	2.89%	1.05%	1.75%	3.39%	4.13%
2018	437	$9.55	$12.17	$4,551	2.78%	1.05%	1.75%	–1.43%	–0.72%
2017	502	$9.68	$12.26	$5,299	2.61%	1.05%	1.75%	–0.43%	–0.28%
2016	529	$9.73	$12.22	$5,596	2.43%	1.05%	1.75%	–1.09%	–0.39%
Templeton Developing Markets VIP CL 2
2020	56	$13.02	$13.43	$742	1.34%	1.30%	1.65%	15.25%	15.66%
2019	66	$11.30	$11.61	$764	0.72%	1.30%	1.30%	24.61%	25.05%
2018	17	$9.29	$9.29	$156	0.44%	1.30%	1.30%	–16.90%	–16.90%
2017	73	$10.89	$11.17	$809	1.03%	1.30%	1.75%	37.96%	38.59%
2016	85	$7.89	$8.06	$685	1.04%	1.30%	1.75%	15.40%	15.92%
Templeton Foreign VIP CL 2
2020	221	$10.27	$15.41	$2,417	2.49%	1.15%	1.75%	–2.89%	–2.29%
2019	214	$10.57	$15.77	$2,423	1.56%	1.05%	1.75%	10.56%	11.35%
2018	171	$9.56	$14.18	$1,745	2.57%	1.05%	1.75%	–16.93%	–16.33%
2017	235	$11.51	$16.96	$2,894	2.57%	1.05%	1.75%	14.66%	15.47%
2016	248	$10.04	$14.70	$2,671	1.81%	1.05%	1.75%	5.31%	6.05%
FSA-65

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Templeton Global Bond VIP Fund CL 2
2020	554	$9.26	$14.75	$6,036	8.23%	1.15%	1.75%	–6.94%	–6.37%
2019	602	$9.95	$15.81	$6,970	7.07%	1.15%	1.75%	0.23%	0.84%
2018	706	$9.93	$15.73	$8,134	0.00%	1.15%	1.75%	0.15%	0.76%
2017	763	$9.91	$16.96	$8,723	0.00%	1.15%	1.75%	0.15%	0.76%
2016	828	$9.90	$15.61	$9,446	0.00%	1.15%	1.75%	1.14%	1.76%
Templeton Growth VIP CL 2
2020	19	$13.56	$20.32	$281	1.04%	1.15%	1.75%	3.95%	4.58%
2019	23	$13.03	$19.43	$323	3.20%	1.05%	1.75%	13.14%	13.95%
2018	18	$11.51	$17.07	$250	2.44%	1.05%	1.75%	–16.35%	–15.75%
2017	35	$13.74	$20.28	$567	1.57%	1.05%	1.75%	16.44%	17.26%
2016	41	$11.79	$17.31	$559	1.73%	1.05%	1.75%	7.71%	8.47%
Goldman Sachs Global Trends Allocation Fund SC
2020	14	$12.45	$12.80	$173	0.27%	1.30%	1.65%	2.40%	2.76%
2019	14	$12.16	$12.46	$175	1.34%	1.30%	1.65%	10.09%	10.48%
2018	17	$11.05	$11.27	$195	0.70%	1.30%	1.65%	–5.92%	–5.59%
2017	16	$11.74	$11.94	$194	0.30%	1.30%	1.65%	11.25%	11.65%
2016	17	$10.56	$10.70	$185	0.29%	1.30%	1.65%	2.62%	2.99%
Goldman Sachs International Equity Insights
2020	0	$23.39	$23.39	$3	1.46%	1.40%	1.40%	5.32%	5.32%
2019	—	$22.21	$2.21	$2	2.49%	1.40%	1.40%	16.80%	16.80%
2018	—	$19.02	$19.02	$2	1.96%	1.40%	1.40%	–18.02%	–17.43%
2017	—	$23.04	$23.04	$3	0.53%	1.40%	1.40%	24.84%	24.84%
2016	1	$18.46	$18.46	$17	1.98%	1.40%	1.40%	–4.08%	–4.08%
Goldman Sachs International Equity Insights SC
2020	44	$11.53	$17.48	$657	1.27%	1.05%	1.75%	4.68%	5.43%
2019	43	$10.93	$16.60	$599	2.67%	1.05%	1.75%	16.17%	16.99%
2018	29	$9.35	$14.20	$344	1.22%	1.05%	1.75%	–17.46%	–17.46%
2017	52	$11.32	$17.21	$732	1.97%	1.05%	1.75%	24.01%	24.89%
2016	35	$9.06	$13.80	$411	0.95%	1.05%	1.75%	–4.56%	–3.88%
Goldman Sachs Large Cap Value Fund SC
2020	41	$18.16	$24.30	$917	0.99%	1.05%	1.75%	1.93%	2.66%
2019	48	$17.69	$23.70	$1,053	1.24%	1.05%	1.75%	23.42%	24.30%
2018	54	$14.24	$19.09	$960	0.89%	1.05%	1.75%	–10.33%	–9.68%
2017	77	$15.76	$21.15	$1,527	1.34%	1.05%	1.75%	7.65%	8.41%
2016	88	$14.54	$19.53	$1,604	1.90%	1.05%	1.75%	9.34%	10.12%
Goldman Sachs Mid Cap Value SC
2020	99	$19.72	$23.54	$2,148	0.35%	1.15%	1.75%	6.30%	6.95%
2019	126	$18.55	$22.01	$2,549	0.76%	1.15%	1.75%	28.88%	29.67%
2018	60	$14.40	$16.97	$976	0.31%	1.15%	1.75%	–12.27%	–11.73%
2017	164	$16.41	$19.23	$2,907	0.47%	1.15%	1.75%	8.92%	9.58%
2016	181	$15.07	$17.55	$2,948	1.61%	1.15%	1.75%	11.30%	11.98%
Goldman Sachs Small Cap Equity Insights
2020	0	$65.82	$65.82	$16	0.20%	1.40%	1.40%	7.06%	7.06%
2019	—	$61.48	$61.48	$15	0.51%	1.40%	1.40%	23.10%	23.10%
2018	—	$49.94	$49.94	$13	0.52%	1.40%	1.40%	–9.91%	–9.91%
2017	—	$55.43	$55.43	$14	0.55%	1.40%	1.40%	10.01%	10.01%
2016	—	$50.39	$50.39	$13	0.41%	1.40%	1.40%	21.48%	21.48%

FSA-66

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Strategic Growth
2020	1	$89.94	$89.94	$71	0.08%	1.40%	1.40%	38.54%	38.54%
2019	1	$64.92	$64.92	$58	0.30%	1.40%	1.40%	33.63%	33.63%
2018	1	$48.58	$48.58	$46	0.47%	1.40%	1.40%	–2.43%	–2.43%
2017	1	$49.79	$49.79	$51	0.53%	1.40%	1.40%	28.84%	28.84%
2016	1	$38.64	$38.64	$41	0.28%	1.40%	1.40%	0.56%	0.56%
Goldman Sachs Strategic Growth SC
2020	92	$36.73	$54.10	$3,754	0.00%	1.15%	1.75%	37.66%	38.50%
2019	139	$26.68	$39.06	$4,150	0.07%	1.15%	1.75%	32.96%	33.76%
2018	46	$20.07	$29.20	$1,091	0.00%	1.15%	1.75%	–3.06%	–2.47%
2017	191	$20.70	$29.94	$4,420	0.26%	1.15%	1.75%	28.09%	28.87%
2016	210	$16.16	$23.23	$3,817	0.40%	1.15%	1.75%	–0.08%	0.53%
Goldman Sachs US Equity Insights
2020	1	$77.33	$77.33	$73	0.82%	1.40%	1.40%	15.90%	15.90%
2019	1	$66.72	$66.72	$65	1.31%	1.40%	1.40%	23.46%	23.46%
2018	1	$54.04	$54.04	$55	1.30%	1.40%	1.40%	–7.51%	–7.51%
2017	1	$58.43	$58.43	$63	1.35%	1.40%	1.40%	22.34%	22.34%
2016	1	$47.76	$47.76	$58	1.26%	1.40%	1.40%	9.19%	9.19%
Goldman Sachs US Equity Insights SC
2020	1	$37.57	$37.57	$20	0.58%	1.50%	1.50%	15.56%	15.56%
2019	1	$32.51	$32.51	$19	1.13%	1.50%	1.50%	23.06%	23.06%
2018	1	$26.42	$26.42	$15	1.00%	1.50%	1.50%	–7.77%	–7.77%
2017	1	$28.64	$28.64	$18	1.16%	1.50%	1.50%	21.96%	21.96%
2016	1	$23.49	$23.49	$16	1.07%	1.50%	1.50%	8.82%	8.82%
Goldman Sachs VIT Core Fixed Income Fund SC
2020	36	$10.15	$11.67	$421	1.96%	0.30%	1.30%	7.98%	7.98%
2019	38	$10.80	$10.80	$405	2.38%	1.30%	1.30%	7.59%	7.59%
2018	47	$10.04	$10.04	$467	3.34%	1.30%	1.30%	–2.12%	–2.12%
2017	45	$10.26	$10.26	$461	2.72%	1.30%	1.30%	1.80%	1.80%
2016	38	$10.08	$10.08	$387	2.21%	1.30%	1.30%	1.37%	1.37%
Goldman Sachs VIT Growth Opportunities SC
2020	2	$33.13	$43.51	$344	0.00%	1.15%	1.65%	41.93%	42.65%
2019	28	$22.39	$30.50	$688	0.00%	1.15%	1.75%	31.72%	32.52%
2018	7	$16.99	$23.01	$122	0.00%	1.15%	1.75%	–6.02%	–5.45%
2017	31	$18.62	$24.34	$599	0.00%	1.15%	1.65%	24.83%	25.46%
2016	21	$14.86	$19.40	$339	0.00%	1.15%	1.65%	–0.25%	0.26%
Invesco Oppenheimer VI Capital Appreciation Fund/VA
2020	2	$54.06	$54.06	$129	0.00%	1.40%	1.40%	34.68%	34.68%
2019	3	$40.14	$40.14	$107	0.06%	1.40%	1.40%	34.29%	34.29%
2018	3	$29.89	$29.89	$88	0.35%	1.40%	1.40%	–7.05%	–7.05%
2017	3	$32.16	$32.16	$98	0.24%	1.40%	1.40%	25.07%	25.07%
2016	3	$25.72	$25.72	$88	0.39%	1.40%	1.40%	–3.57%	–3.57%
Invesco Oppenheimer VI Capital Appreciation Fund/VA SC
2020	17	$30.03	$50.79	$604	0.00%	1.05%	1.75%	33.86%	34.81%
2019	28	$22.44	$37.85	$734	0.00%	1.05%	1.75%	33.47%	34.42%
2018	4	$17.39	$28.28	$108	0.00%	1.05%	1.50%	–7.37%	–6.95%
2017	31	$18.19	$30.53	$668	0.01%	1.05%	1.75%	24.30%	25.18%
2016	34	$14.64	$24.50	$573	0.05%	1.05%	1.75%	–4.13%	–3.45%

FSA-67

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series II
2020	24	$14.81	$47.19	$446	0.00%	1.30%	1.75%	37.93%	38.14%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA
2020	2	$50.33	$50.33	$79	0.03%	1.40%	1.40%	38.72%	38.72%
2019	2	$36.28	$36.28	$66	0.00%	1.40%	1.40%	37.41%	37.41%
2018	2	$26.40	$26.40	$56	0.00%	1.40%	1.40%	–7.40%	–7.40%
2017	2	$28.52	$28.52	$63	0.03%	1.40%	1.40%	27.00%	27.00%
2016	3	$22.45	$22.45	$59	0.00%	1.40%	1.40%	0.91%	0.91%
Invesco Oppenheimer VI Global Fund/VA
2020	1	$66.98	$66.98	$97	0.64%	1.40%	1.40%	25.85%	25.85%
2019	2	$53.22	$53.22	$87	0.95%	1.40%	1.40%	29.95%	29.95%
2018	2	$40.95	$40.95	$78	1.08%	1.40%	1.40%	–14.40%	–14.40%
2017	2	$47.84	$47.84	$95	1.01%	1.40%	1.40%	34.76%	34.76%
2016	3	$35.50	$35.50	$90	0.94%	1.40%	1.40%	–1.31%	–1.31%
Invesco Oppenheimer VI Global Fund/VA SC
2020	89	$23.89	$62.99	$2,909	0.36%	1.15%	1.75%	25.11%	25.87%
2019	128	$19.09	$50.22	$3,375	0.71%	1.15%	1.75%	29.16%	29.94%
2018	42	$14.78	$38.79	$991	1.09%	1.15%	1.75%	–14.92%	–14.39%
2017	189	$17.38	$45.47	$4,374	0.79%	1.15%	1.75%	33.95%	34.76%
2016	206	$12.97	$33.86	$3,554	0.42%	1.15%	1.75%	–1.90%	–1.30%
Invesco Oppenheimer VI Global Strategic Income Fund/VA
2020	0	$23.72	$23.72	$10	5.52%	1.40%	1.40%	1.96%	1.96%
2019	—	$23.26	$23.26	$10	2.73%	1.40%	1.40%	9.25%	9.25%
2018	1	$21.29	$21.29	$17	4.95%	1.40%	1.40%	–5.74%	–5.74%
2017	1	$22.59	$22.59	$19	2.31%	1.40%	1.40%	4.79%	4.79%
2016	1	$21.56	$21.56	$18	5.01%	1.40%	1.40%	5.05%	5.05%
Invesco Oppenheimer VI Global Strategic Income Fund/VA SC
2020	326	$11.16	$22.25	$4,860	4.97%	1.05%	1.75%	1.19%	1.91%
2019	366	$11.03	$21.93	$5,339	3.40%	1.05%	1.75%	8.67%	9.45%
2018	422	$10.15	$20.13	$5,575	4.58%	1.05%	1.75%	–6.22%	–5.55%
2017	448	$10.82	$21.41	$6,279	2.01%	1.05%	1.75%	4.19%	4.93%
2016	481	$10.39	$20.50	$6,461	4.60%	1.05%	1.75%	4.41%	5.15%
Invesco Oppenheimer VI Government Money Fund/VA
2020	1,771	$0.91	$9.17	$5,622	0.31%	1.15%	1.75%	–1.54%	–0.94%
2019	2,013	$0.92	$9.27	$6,478	1.20%	1.15%	1.75%	–0.07%	0.54%
2018	16,706	$0.91	$9.24	$54,675	0.88%	1.15%	1.75%	–0.43%	0.18%
2017	2,650	$0.91	$9.24	$7,911	0.40%	1.15%	1.75%	–1.36%	–0.76%
2016	3,711	$0.92	$9.32	$10,739	0.01%	1.15%	1.75%	–1.73%	–1.14%
Invesco Oppenheimer VI Main Street Fund/VA
2020	1	$37.36	$37.36	$31	1.41%	1.40%	1.40%	12.35%	12.35%
2019	1	$33.25	$33.25	$27	1.09%	1.40%	1.40%	30.23%	30.23%
2018	1	$25.53	$25.53	$21	1.22%	1.40%	1.40%	–9.18%	–9.18%
2017	1	$28.11	$28.11	$24	1.26%	1.40%	1.40%	15.28%	15.28%
2016	1	$24.39	$24.39	$21	1.08%	1.40%	1.40%	10.06%	10.06%

FSA-68

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco Oppenheimer VI Main Street Fund/VA SC
2020	48	$11.74	$37.24	$1,377	1.03%	0.30%	1.75%	11.71%	12.39%
2019	60	$23.17	$33.13	$1,578	1.08%	1.15%	1.75%	29.44%	30.22%
2018	36	$17.90	$25.44	$742	1.10%	1.15%	1.75%	–9.71%	–9.16%
2017	78	$19.83	$28.01	$1,753	1.05%	1.15%	1.75%	14.60%	15.30%
2016	79	$17.30	$24.29	$1,549	1.11%	1.15%	1.75%	9.36%	10.02%
Invesco VI American Franchise I
2020	5	$19.02	$19.02	$99	0.07%	1.40%	1.40%	40.37%	40.37%
2019	6	$13.55	$13.55	$86	0.00%	1.40%	1.40%	34.84%	34.84%
2018	7	$10.05	$10.05	$71	0.00%	1.40%	1.40%	–4.98%	–4.98%
2017	7	$10.58	$10.58	$77	0.08%	1.40%	1.40%	25.57%	25.57%
2016	8	$8.42	$8.42	$70	0.00%	1.40%	1.40%	0.84%	0.84%
Invesco VI American Value II
2020	16	$17.57	$24.36	$303	0.50%	1.15%	1.75%	–0.91%	–0.30%
2019	17	$17.73	$24.43	$318	0.50%	1.15%	1.75%	22.53%	23.28%
2018	12	$14.47	$19.82	$178	0.25%	1.15%	1.75%	–14.40%	–13.87%
2017	21	$16.91	$23.01	$364	0.44%	1.15%	1.75%	7.77%	8.43%
2016	22	$15.69	$21.23	$356	0.15%	1.15%	1.75%	13.21%	13.90%
Invesco VI Balanced Risk Allocation II
2020	559	$14.40	$17.80	$8,602	6.76%	1.15%	1.75%	8.07%	8.73%
2019	710	$13.33	$16.37	$10,007	0.00%	1.15%	1.75%	12.88%	13.56%
2018	833	$11.81	$14.42	$10,412	1.30%	1.15%	1.75%	–8.35%	–7.79%
2017	917	$12.88	$15.63	$12,456	3.76%	1.15%	1.75%	7.92%	8.57%
2016	969	$11.94	$14.40	$12,130	0.20%	1.15%	1.75%	9.57%	10.24%
Invesco VI Comstock I
2020	2	$33.63	$33.63	$71	2.00%	1.40%	1.40%	–2.24%	–2.24%
2019	2	$34.40	$34.40	$81	1.87%	1.40%	1.40%	23.55%	23.55%
2018	3	$27.85	$27.85	$79	1.86%	1.40%	1.40%	–13.40%	–13.40%
2017	3	$32.15	$32.15	$93	2.17%	1.40%	1.40%	16.21%	16.21%
2016	3	$27.67	$27.67	$81	1.46%	1.40%	1.40%	15.66%	15.66%
Invesco VI Comstock II
2020	25	$19.66	$31.58	$575	0.57%	1.15%	1.75%	–2.82%	–2.22%
2019	34	$20.23	$32.41	$862	1.93%	1.15%	1.75%	22.76%	23.51%
2018	12	$16.48	$25.59	$250	2.10%	1.15%	1.75%	–13.91%	–13.38%
2017	35	$19.14	$29.70	$786	1.82%	1.15%	1.75%	15.53%	16.23%
2016	41	$16.57	$26.34	$801	1.80%	1.15%	1.75%	14.95%	15.65%
Invesco VI Equity and Income II
2020	92	$18.34	$28.69	$2,159	2.11%	1.15%	1.75%	7.73%	8.39%
2019	105	$17.02	$26.56	$2,138	3.18%	1.15%	1.75%	17.91%	18.63%
2018	50	$14.43	$22.47	$920	2.66%	1.15%	1.75%	–11.31%	–10.77%
2017	134	$16.28	$25.27	$2,588	1.37%	1.15%	1.75%	8.85%	9.51%
2016	156	$14.95	$23.16	$2,776	2.11%	1.15%	1.75%	12.83%	13.52%
Invesco VI Global Real Estate II
2020	44	$13.04	$13.45	$593	1.83%	1.30%	1.65%	–14.00%	–13.70%
2019	47	$15.17	$15.59	$724	4.72%	1.30%	1.65%	20.63%	21.05%
2018	25	$12.57	$12.88	$316	5.67%	1.30%	1.65%	–7.89%	–7.56%
2017	42	$13.65	$13.93	$586	5.30%	1.30%	1.65%	10.88%	11.27%
2016	5	$12.31	$12.52	$69	8.94%	1.30%	1.65%	0.14%	0.50%
Invesco VI Government Securities II
2020	67	$10.08	$11.60	$735	3.30%	0.30%	1.75%	4.12%	4.86%
2019	38	$10.18	$11.06	$404	2.24%	1.05%	1.75%	3.90%	4.64%
2018	40	$9.80	$10.57	$409	1.98%	1.05%	1.75%	–1.47%	–0.76%
2017	42	$9.94	$10.65	$429	1.99%	1.05%	1.75%	–0.05%	–0.66%
2016	38	$9.95	$10.58	$393	1.80%	1.05%	1.75%	–0.76%	–0.05%

FSA-69

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco VI Growth & Income I
2020	1	$30.15	$30.15	$38	1.67%	1.40%	1.40%	0.67%	0.67%
2019	2	$29.95	$29.95	$52	1.91%	1.40%	1.40%	23.44%	23.44%
2018	2	$24.26	$24.26	$42	2.20%	1.40%	1.40%	–14.60%	–14.60%
2017	2	$28.41	$28.41	$49	1.52%	1.40%	1.40%	12.73%	12.73%
2016	2	$25.20	$25.20	$44	1.03%	1.40%	1.40%	18.03%	18.03%
Invesco VI Growth & Income II
2020	233	$19.69	$28.29	$5,450	1.06%	1.05%	1.75%	0.07%	0.78%
2019	273	$19.68	$28.20	$6,289	1.95%	1.05%	1.75%	22.67%	23.54%
2018	84	$16.04	$22.93	$1,741	2.62%	1.05%	1.75%	–15.11%	–14.50%
2017	367	$18.90	$26.95	$8,050	1.24%	1.05%	1.75%	12.05%	12.84%
2016	439	$16.87	$23.99	$8,564	1.23%	1.05%	1.75%	17.35%	18.18%
Invesco VI International Growth II
2020	18	$15.05	$16.24	$286	1.99%	1.15%	1.65%	11.87%	12.43%
2019	18	$13.46	$14.47	$255	2.37%	1.15%	1.65%	26.13%	26.77%
2018	4	$10.80	$11.43	$41	0.44%	1.15%	1.50%	–16.48%	–16.18%
2017	24	$12.80	$13.66	$332	2.05%	1.15%	1.65%	20.71%	21.32%
2016	5	$10.69	$11.28	$59	5.46%	1.15%	1.50%	–2.18%	–1.83%
Invesco VI Mid-Cap Growth II
2020	—	$11.60	$34.09	$0	0.00%	1.05%	1.75%	–7.04%	–6.38%
2019	23	$12.47	$20.27	$374	0.00%	1.30%	1.75%	31.66%	32.26%
2018	13	$9.46	$15.33	$155	0.00%	1.30%	1.75%	–7.53%	–7.10%
2017	34	$10.22	$16.50	$459	0.00%	1.30%	1.75%	20.01%	20.56%
2016	37	$8.51	$13.69	$414	0.00%	1.30%	1.75%	–1.18%	–0.73%
Invesco VI Small Cap Equity II
2020	2	$19.94	$20.57	$50	0.02%	1.30%	1.65%	24.78%	25.22%
2019	3	$15.98	$16.43	$45	0.00%	1.30%	1.65%	24.24%	24.68%
2018	—	$12.78	$13.17	$—	0.00%	1.30%	1.75%	–16.76%	–16.38%
2017	4	$15.35	$15.75	$63	0.00%	1.30%	1.75%	11.74%	12.25%
2016	3	$13.74	$14.04	$46	0.00%	1.30%	1.75%	9.89%	10.39%
Protective Life Dynamic Allocation Series — Conservative
2020	63	$12.06	$12.06	$764	1.14%	1.30%	1.30%	2.15%	2.15%
2019	65	$11.80	$11.80	$767	1.53%	1.30%	1.30%	8.54%	8.54%
2018	66	$10.88	$10.88	$723	1.92%	1.30%	1.30%	–3.27%	–3.27%
2017	22	$11.24	$11.24	$242	1.17%	1.30%	1.30%	10.91%	10.91%
2016	22	$10.14	$10.14	$225	0.00%	1.30%	1.30%	1.81%	1.81%
Protective Life Dynamic Allocation Series — Growth
2020	16	$12.89	$12.89	$207	1.07%	1.30%	1.30%	–3.42%	–3.42%
2019	11	$13.35	$13.35	$143	1.28%	1.30%	1.30%	10.54%	10.54%
2018	11	$12.08	$12.08	$135	1.06%	1.30%	1.30%	–4.91%	–4.91%
2017	12	$12.70	$12.70	$154	0.82%	1.30%	1.30%	21.23%	21.23%
2016	14	$10.48	$10.48	$142	0.00%	1.30%	1.30%	5.85%	5.85%
Protective Life Dynamic Allocation Series — Moderate
2020	46	$12.37	$12.37	$564	1.01%	1.30%	1.30%	0.68%	0.68%
2019	40	$12.29	$12.29	$497	1.38%	1.30%	1.30%	9.15%	9.15%
2018	44	$11.26	$11.26	$500	1.41%	1.30%	1.30%	–3.65%	–3.65%
2017	31	$11.68	$11.68	$365	0.76%	1.30%	1.30%	13.93%	13.93%
2016	19	$10.25	$10.25	$197	0.00%	1.30%	1.30%	3.20%	3.20%
FSA-70

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Lord Abbett Bond Debenture VC
2020	329	$14.95	$27.83	$6,437	3.29%	1.05%	1.75%	5.43%	6.18%
2019	426	$14.19	$26.31	$7,802	3.77%	1.05%	1.75%	11.37%	12.17%
2018	493	$12.74	$23.54	$8,069	4.30%	1.05%	1.75%	–5.71%	–5.03%
2017	519	$13.51	$24.87	$9,075	4.05%	1.05%	1.75%	7.31%	8.07%
2016	565	$12.59	$22.75	$9,231	4.37%	1.05%	1.75%	10.18%	10.96%
Lord Abbett Calibrated Dividend Growth VC
2020	39	$11.88	$41.08	$1,147	1.05%	0.30%	1.65%	13.51%	14.09%
2019	28	$22.36	$36.13	$772	2.03%	1.15%	1.65%	24.36%	24.99%
2018	18	$17.91	$29.01	$355	1.65%	1.15%	1.65%	–6.25%	–5.77%
2017	35	$19.04	$30.90	$758	1.47%	1.15%	1.65%	17.17%	17.76%
2016	51	$16.19	$26.33	$890	2.49%	1.15%	1.65%	13.21%	13.78%
Lord Abbett Growth & Income VC
2020	14	$19.29	$26.30	$326	1.58%	1.15%	1.75%	0.90%	1.52%
2019	14	$19.12	$25.91	$318	1.72%	1.15%	1.75%	20.35%	21.09%
2018	14	$15.89	$21.40	$272	1.27%	1.15%	1.75%	–9.76%	–9.21%
2017	18	$17.60	$23.57	$387	1.24%	1.15%	1.75%	11.41%	12.08%
2016	23	$15.80	$21.03	$428	1.34%	1.15%	1.75%	15.07%	15.77%
Lord Abbett Growth Opportunities VC
2020	18	$30.08	$53.12	$761	0.00%	1.05%	1.65%	37.08%	37.92%
2019	27	$21.87	$38.69	$808	0.00%	1.05%	1.65%	34.12%	34.94%
2018	7	$16.25	$28.81	$158	0.00%	1.05%	1.65%	–4.50%	–3.91%
2017	39	$16.46	$30.12	$861	0.00%	1.05%	1.75%	20.77%	21.62%
2016	45	$13.63	$24.87	$811	0.00%	1.05%	1.75%	–0.53%	0.17%
Lord Abbett Mid Cap Stock VC
2020	9	$17.12	$26.69	$193	0.90%	1.15%	1.65%	0.81%	1.32%
2019	11	$16.92	$26.34	$224	1.19%	1.15%	1.65%	20.62%	21.23%
2018	6	$13.98	$21.73	$110	0.48%	1.15%	1.65%	–16.45%	–16.02%
2017	13	$16.67	$25.88	$255	0.44%	1.15%	1.65%	5.08%	5.61%
2016	26	$15.81	$24.50	$446	0.65%	1.15%	1.65%	14.48%	15.06%
Lord Abbett Series Fundamental Equity VC
2020	125	$18.01	$24.12	$2,557	1.04%	1.15%	1.75%	–0.01%	0.60%
2019	150	$18.01	$23.98	$3,035	1.76%	1.15%	1.75%	19.39%	20.12%
2018	65	$15.09	$19.96	$1,152	0.86%	1.15%	1.75%	–9.77%	–9.22%
2017	202	$16.72	$21.99	$3,773	0.98%	1.15%	1.75%	10.61%	11.29%
2016	239	$15.11	$19.76	$4,036	1.56%	1.15%	1.75%	13.73%	14.42%
MFS Growth Series IC
2020	1	$68.03	$68.03	$93	0.00%	1.40%	1.40%	30.01%	30.01%
2019	1	$52.32	$52.32	$77	0.00%	1.40%	1.40%	36.22%	36.22%
2018	2	$38.41	$38.41	$59	0.10%	1.40%	1.40%	1.23%	1.23%
2017	2	$37.95	$37.95	$62	0.11%	1.40%	1.40%	29.57%	29.57%
2016	2	$29.29	$29.29	$55	0.04%	1.40%	1.40%	1.01%	1.01%
MFS Growth Series SC
2020	20	$37.29	$63.89	$838	0.00%	1.15%	1.75%	29.24%	30.03%
2019	21	$28.86	$49.31	$712	0.00%	1.15%	1.75%	35.37%	36.20%
2018	22	$21.32	$36.33	$519	0.00%	1.15%	1.75%	0.61%	1.23%
2017	25	$21.19	$36.02	$592	0.00%	1.15%	1.75%	28.80%	29.58%
2016	27	$16.45	$27.90	$489	0.00%	1.15%	1.75%	0.40%	1.01%
MFS Investors Trust IC
2020	2	$39.82	$39.82	$68	0.58%	1.40%	1.40%	12.28%	12.28%
2019	2	$35.46	$35.46	$64	0.70%	1.40%	1.40%	29.74%	29.74%
2018	2	$27.33	$27.33	$52	0.66%	1.40%	1.40%	–6.82%	–6.82%
2017	2	$29.33	$29.33	$59	0.72%	1.40%	1.40%	21.63%	21.63%
2016	2	$24.12	$24.12	$52	0.83%	1.40%	1.40%	7.07%	7.07%

FSA-71

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS Investors Trust SC
2020	14	$25.75	$37.40	$472	0.39%	1.15%	1.75%	11.61%	12.29%
2019	16	$23.07	$33.42	$469	0.49%	1.15%	1.75%	28.95%	29.74%
2018	18	$17.89	$25.85	$423	0.45%	1.15%	1.75%	–7.36%	–6.80%
2017	22	$19.31	$27.84	$544	0.54%	1.15%	1.75%	20.88%	21.62%
2016	29	$15.98	$22.97	$597	0.54%	1.15%	1.75%	6.43%	7.07%
MFS New Discovery IC
2020	0	$89.66	$89.66	$13	0.00%	1.40%	1.40%	43.85%	43.85%
2019	—	$62.33	$62.33	$9	0.00%	1.40%	1.40%	39.72%	39.72%
2018	—	$44.61	$44.61	$18	0.00%	1.40%	1.40%	–2.86%	–2.86%
2017	—	$45.93	$45.93	$19	0.00%	1.40%	1.40%	24.89%	24.89%
2016	—	$36.77	$36.77	$16	0.00%	1.40%	1.40%	7.53%	7.53%
MFS New Discovery SC
2020	15	$30.74	$84.17	$763	0.00%	1.15%	1.75%	43.04%	43.91%
2019	20	$21.49	$58.70	$714	0.00%	1.15%	1.75%	38.81%	39.65%
2018	23	$15.48	$42.18	$590	0.00%	1.15%	1.75%	–3.44%	–2.85%
2017	29	$16.04	$43.57	$792	0.00%	1.15%	1.75%	24.13%	24.88%
2016	38	$12.92	$35.01	$857	0.00%	1.15%	1.75%	6.90%	7.55%
MFS Research IC
2020	1	$43.81	$43.81	$30	0.68%	1.40%	1.40%	14.96%	14.96%
2019	1	$38.10	$38.10	$26	0.81%	1.40%	1.40%	31.09%	31.09%
2018	1	$29.07	$29.07	$20	0.75%	1.40%	1.40%	–5.71%	–5.71%
2017	1	$30.83	$30.83	$21	1.38%	1.40%	1.40%	21.65%	21.65%
2016	1	$25.34	$25.34	$17	0.78%	1.40%	1.40%	7.22%	7.22%
MFS Research SC
2020	1	$40.49	$40.49	$52	0.50%	1.15%	1.15%	14.98%	14.98%
2019	1	$35.21	$35.21	$52	0.56%	1.15%	1.15%	31.08%	31.08%
2018	2	$26.86	$27.48	$51	0.49%	1.15%	1.50%	–6.06%	–5.73%
2017	2	$28.50	$29.26	$58	1.25%	1.15%	1.50%	21.23%	21.66%
2016	3	$23.42	$24.13	$59	0.51%	1.15%	1.50%	6.87%	7.25%
MFS Total Return IC
2020	2	$35.83	$35.83	$58	2.11%	1.40%	1.40%	8.28%	8.28%
2019	2	$33.09	$33.09	$56	2.36%	1.40%	1.40%	18.70%	18.70%
2018	2	$27.88	$27.88	$49	2.22%	1.40%	1.40%	–6.94%	–6.94%
2017	2	$29.95	$29.95	$54	2.34%	1.40%	1.40%	10.73%	10.73%
2016	2	$27.05	$27.05	$49	2.87%	1.40%	1.40%	7.57%	7.57%
MFS Total Return SC
2020	8	$17.85	$33.64	$221	1.93%	1.15%	1.75%	7.60%	8.26%
2019	8	$16.58	$31.18	$217	2.05%	1.15%	1.75%	18.02%	18.74%
2018	10	$14.05	$26.36	$220	1.99%	1.15%	1.75%	–7.53%	–6.96%
2017	11	$15.20	$28.43	$257	2.17%	1.15%	1.75%	10.07%	10.74%
2016	11	$13.81	$25.76	$249	2.52%	1.15%	1.75%	6.92%	7.57%
MFS Utilities IC
2020	0	$50.68	$50.68	$5	2.31%	1.40%	1.40%	4.42%	4.42%
2019	—	$48.54	$48.54	$5	1.58%	1.40%	1.40%	23.32%	23.32%
2018	—	$39.36	$39.36	$17	1.12%	1.40%	1.40%	–0.36%	–0.36%
2017	—	$39.50	$39.50	$17	5.66%	1.40%	1.40%	13.23%	13.23%
2016	1	$34.89	$34.89	$26	3.02%	1.40%	1.40%	9.92%	9.92%
MFS Utilities SC
2020	7	$18.92	$47.58	$223	2.10%	1.15%	1.65%	3.88%	4.41%
2019	7	$18.15	$45.73	$224	3.79%	1.15%	1.75%	22.75%	23.37%
2018	9	$14.73	$37.20	$229	0.89%	1.15%	1.65%	–0.86%	–0.35%
2017	10	$14.38	$37.47	$247	4.37%	1.15%	1.75%	12.50%	13.18%
2016	12	$12.78	$33.22	$259	3.51%	1.15%	1.75%	9.30%	9.96%

FSA-72

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS VIT Total Return Bond SC
2020	105	$12.25	$14.23	$1,381	3.03%	1.15%	1.75%	6.28%	6.93%
2019	126	$11.53	$13.30	$1,553	3.19%	1.15%	1.75%	8.00%	8.66%
2018	149	$10.67	$12.24	$1,681	3.15%	1.15%	1.75%	–3.06%	–2.47%
2017	161	$11.01	$12.55	$1,876	3.08%	1.15%	1.75%	2.37%	2.99%
2016	173	$10.76	$12.19	$1,973	3.22%	1.15%	1.75%	2.20%	2.82%
MFS VIT Value SC
2020	19	$22.45	$27.93	$482	1.25%	1.15%	1.75%	1.42%	2.03%
2019	20	$22.14	$27.37	$495	1.95%	1.15%	1.75%	27.24%	28.02%
2018	23	$17.40	$21.38	$445	1.39%	1.15%	1.75%	–11.93%	–11.39%
2017	27	$19.76	$24.13	$575	1.65%	1.15%	1.75%	15.30%	16.00%
2016	32	$17.13	$20.80	$603	1.71%	1.15%	1.75%	11.79%	12.47%
MFS VIT II Emerging Markets Equity SC
2020	7	$11.83	$11.83	$5	2.60%	1.30%	1.30%	8.90%	8.90%
2019	—	$10.87	$10.87	$5	0.39%	1.30%	1.30%	18.62%	18.62%
2018	—	$9.16	$9.16	$4	0.10%	1.30%	1.30%	–15.25%	–15.25%
2017	1	$10.81	$10.81	$6	0.86%	1.30%	1.30%	35.88%	35.88%
2016	1	$7.96	$7.96	$5	0.16%	1.30%	1.30%	7.63%	7.63%
MFS VIT II International Value SC
2020	0	$23.36	$23.36	$16	0.77%	1.30%	1.30%	18.65%	18.65%
2019	1	$19.69	$19.69	$15	1.56%	1.30%	1.30%	24.02%	24.02%
2018	1	$15.88	$15.88	$13	1.57%	1.30%	1.30%	–10.90%	–10.90%
2017	3	$17.82	$17.82	$56	1.34%	1.30%	1.30%	25.18%	25.18%
2016	3	$14.24	$14.24	$46	1.12%	1.30%	1.30%	2.50%	2.50%
MFS VIT II MA Investors Growth Stock SC
2020	—	$21.00	$21.76	$136	0.20%	1.05%	1.65%	20.19%	20.92%
2019	7	$17.47	$17.99	$132	0.40%	1.05%	1.65%	37.29%	38.12%
2018	11	$12.73	$13.03	$143	0.34%	1.05%	1.65%	–1.09%	–0.48%
2017	13	$12.87	$13.09	$171	0.45%	1.05%	1.65%	26.00%	26.76%
2016	16	$10.21	$10.33	$169	0.38%	1.05%	1.65%	4.10%	4.73%
Morgan Stanley VIF, Inc. Global Real Estate II
2020	32	$11.33	$18.22	$375	4.04%	1.15%	1.75%	–16.34%	–15.83%
2019	27	$13.54	$21.64	$394	2.69%	1.15%	1.75%	15.99%	16.70%
2018	27	$11.68	$18.55	$337	3.01%	1.15%	1.75%	–9.81%	–9.26%
2017	36	$12.95	$20.44	$487	2.43%	1.15%	1.75%	7.80%	8.45%
2016	34	$12.01	$18.85	$431	1.53%	1.15%	1.75%	1.33%	1.94%
PIMCO VIT All Asset Advisor
2020	23	$12.37	$12.87	$287	2.74%	1.30%	1.75%	6.02%	6.51%
2019	25	$11.67	$12.08	$301	5.11%	1.30%	1.75%	9.79%	10.29%
2018	5	$10.70	$10.96	$52	1.67%	1.30%	1.65%	–7.01%	–6.68%
2017	41	$11.44	$11.74	$474	4.47%	1.30%	1.75%	11.40%	11.91%
2016	47	$10.27	$10.49	$492	3.88%	1.30%	1.75%	10.94%	11.44%
PIMCO VIT Global Diversified Allocation Portfolio
2020	71	$13.59	$13.97	$989	3.02%	1.30%	1.65%	2.28%	2.64%
2019	70	$13.29	$13.61	$951	2.73%	1.30%	1.65%	19.61%	20.04%
2018	78	$11.11	$11.34	$887	1.90%	1.30%	1.65%	–10.57%	–10.25%
2017	78	$12.42	$12.63	$982	2.79%	1.30%	1.65%	14.94%	15.34%
2016	54	$10.81	$10.95	$587	1.63%	1.30%	1.65%	5.87%	6.24%

FSA-73

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the year ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
PIMCO VIT Long-Term US Government Advisor
2020	98	$16.20	$18.53	$1,670	1.67%	1.15%	1.75%	15.22%	15.93%
2019	96	$14.06	$15.99	$1,425	2.23%	1.15%	1.75%	11.23%	11.91%
2018	89	$12.64	$14.29	$1,183	2.40%	1.15%	1.75%	–4.19%	–3.60%
2017	98	$13.19	$14.82	$1,354	2.16%	1.15%	1.75%	6.95%	7.60%
2016	110	$12.33	$13.77	$1,424	1.92%	1.15%	1.75%	–1.18%	–0.58%
PIMCO VIT Low Duration Advisor
2020	188	$9.83	$11.04	$1,967	1.11%	0.30%	1.75%	1.09%	1.71%
2019	206	$9.73	$10.86	$2,124	2.66%	1.15%	1.75%	2.11%	2.73%
2018	225	$9.53	$10.57	$2,261	1.82%	1.15%	1.75%	–1.52%	–0.91%
2017	262	$9.67	$10.67	$2,662	1.22%	1.15%	1.75%	–0.52%	0.09%
2016	252	$9.72	$10.66	$2,572	1.44%	1.15%	1.75%	–0.46%	0.14%
PIMCO VIT Real Return Advisor
2020	393	$11.19	$13.62	$4,850	1.31%	1.15%	1.75%	9.65%	10.32%
2019	486	$10.21	$12.34	$5,431	1.61%	1.15%	1.75%	6.44%	7.08%
2018	591	$9.59	$11.53	$6,147	2.37%	1.15%	1.75%	–4.02%	–3.43%
2017	672	$10.00	$11.94	$7,229	2.26%	1.15%	1.75%	1.75%	2.36%
2016	709	$9.82	$11.66	$7,492	2.16%	1.15%	1.75%	3.26%	3.89%
PIMCO VIT Short-Term Advisor
2020	152	$9.86	$10.54	$1,571	1.14%	1.15%	1.75%	0.35%	0.97%
2019	176	$9.82	$10.44	$1,795	2.37%	1.15%	1.75%	0.90%	1.51%
2018	194	$9.73	$10.28	$1,960	2.11%	1.15%	1.75%	–0.35%	0.26%
2017	200	$9.77	$10.26	$2,011	1.57%	1.15%	1.75%	0.52%	1.13%
2016	214	$9.72	$10.14	$2,134	1.51%	1.15%	1.75%	0.49%	1.10%
PIMCO VIT Total Return Advisor
2020	906	$10.19	$13.86	$11,581	2.01%	0.30%	1.75%	6.64%	7.29%
2019	1,056	$11.18	$12.91	$12,589	2.95%	1.15%	1.75%	6.36%	7.00%
2018	1,224	$10.51	$12.07	$13,656	2.45%	1.15%	1.75%	–2.38%	–1.78%
2017	1,344	$10.77	$12.29	$15,316	1.94%	1.15%	1.75%	2.98%	3.61%
2016	1,420	$10.45	$11.86	$15,675	2.02%	1.15%	1.75%	0.79%	1.40%
QS Legg Mason Dynamic Multi-Strategy VIT II
2020	617	$11.58	$12.05	$7,449	1.49%	1.30%	1.75%	-9.92%	-9.50%
2019	681	$12.86	$13.32	$9,012	1.99%	1.30%	1.75%	13.49%	14.01%
2018	817	$11.33	$11.68	$9,488	1.54%	1.30%	1.75%	–8.88%	–8.46%
2017	897	$12.43	$12.76	$11,389	1.18%	1.30%	1.75%	11.83%	12.34%
2016	1,051	$11.12	$11.36	$11,879	0.87%	1.30%	1.75%	–2.21%	–1.76%
Royce Capital Fund Micro-Cap SC
2020	63	$13.27	$19.44	$972	0.00%	1.15%	1.75%	21.40%	22.14%
2019	76	$10.93	$15.92	$953	0.00%	1.15%	1.75%	17.15%	17.87%
2018	34	$9.33	$13.50	$380	0.00%	1.15%	1.75%	–10.88%	–10.33%
2017	95	$10.47	$15.06	$1,130	0.51%	1.15%	1.75%	3.19%	3.81%
2016	109	$10.14	$14.51	$1,255	0.66%	1.15%	1.75%	17.29%	18.01%
Royce Capital Fund Small-Cap SC
2020	155	$13.92	$18.29	$2,423	0.70%	1.15%	1.75%	–8.95%	–8.39%
2019	160	$15.29	$19.96	$2,715	0.61%	1.15%	1.75%	16.37%	17.08%
2018	56	$13.14	$17.05	$862	0.14%	1.15%	1.75%	–10.11%	–9.56%
2017	218	$14.62	$18.85	$3,516	0.75%	1.15%	1.75%	3.27%	3.90%
2016	240	$14.15	$18.15	$3,742	2.22%	1.15%	1.75%	18.44%	19.15%

*  These amounts represent the dividends, excluding distributions of capital gains (both long–term and short–term), received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividend by the underlying fund in which the subaccount invests.

FSA-74

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

6.  FINANCIAL HIGHLIGHTS — (Continued)

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and admin charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Effective April 23, 2018, name changed from Goldman Sachs Strategic International Equity

(b)  Effective April 23, 2018, name changed from Goldman Sachs Strategic International Equity SC

(c)  Effective May 24, 2019, Oppenheimer Funds rebranded as Invesco Oppenheimer

(d)  For the period from January 1, 2019 to August 1, 2019 (date of liquidation)

7.  EXPENSES

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk charge
To compensate PLAIC for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.20% - 1.60%
Administrative Charge
An annual fee is assessed to reimburse PLAIC for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10% - 0.15%
Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.	$0 - $35
Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse PLAIC for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00% - 7.00%
Transfer Fee Currently there is no fee charged for transfers; however, PLAIC has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25
Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis, a "Floored Asset Base" basis or a "Net Amount at Risk" basis.	0.10% - 2.00% on Benefit Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk

FSA-75

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from contract owners less certain deductions made by PLAIC in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality and expense risk, and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

PLAIC offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2020.

Pursuant to the terms of an agreement with PLAIC, Protective Life administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2020, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-76

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Protective Life and Annuity Insurance Company:

We have audited the accompanying financial statements of Protective Life and Annuity Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Alabama Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by Protective Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Protective Life and Annuity Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Protective Life and Annuity Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for the years then ended, in accordance with statutory accounting practices prescribed or permitted by the Alabama Department of Insurance described in Notes 1 and 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments — Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission's Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
April 14, 2021

Report of Independent Auditors

To the Board of Directors of
Protective Life and Annuity Insurance Company:

We have audited the accompanying statutory financial statements of Protective Life and Annuity Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the "Company"), which comprise the statutory statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Alabama Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1 and 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of the Company's operations or its cash flows for the year ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the Company's operations and its cash flows for the year ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Alabama Department of Insurance described in Notes 1 and 2.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 29, 2019

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2020	2019
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (fair value: 2020 — $6,418,872; 2019 — $5,811,563)	$5,693,320	$5,395,862
Preferred stocks (fair value: 2020 — $21,015; 2019 — $23,252)	20,387	21,301
Common stocks-unaffiliated (cost: 2020 — $5,522; 2019 — $1)	5,522	1
Mortgage loans on real estate	194,437	96,994
Contract loans	52,324	55,127
Cash	3,995	3,409
Cash equivalents	39,925	131,723
Short term investments	0	1,036
Receivable for securities	133	71
Derivatives	30,127	7,423
Derivative collateral and receivables	5,661	1,191
Other invested assets	29,808	18,296
Total cash and investments	6,075,639	5,732,434
Amounts recoverable from reinsurers	2,286	4,743
Deferred and uncollected premiums	2,586	3,369
Investment income due and accrued	52,818	53,144
Deferred tax asset	18,059	18,027
Other assets	6,441	7,033
Assets held in Separate Accounts	164,691	180,072
Total admitted assets	$6,322,520	$5,998,822
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$5,445,001	$5,319,758
Accident and health	2,297	2,384
Liability for deposit-type contracts	29,400	26,835
Policy and contract claims:
Life	23,537	20,271
Accident and health	21	11
Other policyholders' funds and policy and contract liabilities	3,755	2,662
Interest maintenance reserve (IMR)	50,923	51,498
Transfers from Separate Accounts due or accrued, net	(6,994)	(7,410)
Taxes, licenses and fees due or accrued	286	310
Remittances and items not allocated	2,534	11,873
Borrowed money	71,120	0
Asset valuation reserve (AVR)	27,106	24,318
Payable to parent, subsidiaries, and affiliates	2,384	9,367
Derivatives	26,832	4,870
Derivative collateral and payables	1,125	2,000
Other liabilities	6,563	4,512
Liabilities held in Separate Accounts	164,691	180,072
Total liabilities	5,850,581	5,653,331
Capital and surplus:
Common stock, $10.00 par value; 500,000 shares authorized; 250,000 shares issued and outstanding	2,500	2,500
Preferred stocks, $1 par value, shares authorized, issued and outstanding: 2,000	2	2
Gross paid-in and contributed surplus	529,569	429,569
Unassigned funds — surplus	(60,132)	(86,580)
Total capital and surplus	471,939	345,491
Total liabilities and capital and surplus	$6,322,520	$5,998,822

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2020	2019	2018
	($ in thousands)
Revenue:
Premiums and annuity considerations	$414,070	$1,339,177	$3,190,493
Considerations for supplementary contracts with life contingencies	559	901	1,849
Net investment income	223,009	217,920	159,597
Commissions and expense allowances on reinsurance ceded	2,779	3,064	3,179
Amortization of interest maintenance reserve	5,307	4,138	3,136
Net gain (loss) from operations from Separate Accounts	135	303	(291)
Reserve adjustments on reinsurance ceded	(12,562)	(17,690)	(19,051)
Other income	10,549	7,933	5,880
Total revenue	643,846	1,555,746	3,344,792
Benefits and expenses:
Death and annuity benefits	172,725	119,321	92,232
Accident and health benefits	754	726	742
Surrender benefits and other fund withdrawals	272,864	345,134	263,648
Other policy and contract benefits	3,434	3,926	2,876
Increase in aggregate reserves	124,955	769,250	2,898,686
Commissions and expense allowances on reinsurance assumed	2,545	16,167	140,559
Commissions	12,782	13,464	13,535
General expenses	22,120	24,254	19,188
Insurance taxes, licenses, and fees	3,310	3,978	3,177
Transfers from Separate Accounts, net	(21,627)	(20,449)	(17,336)
Change in MODCO reserves	0	238,543	0
Other expenses	2,431	(206)	99
Total benefits and expenses	596,293	1,514,108	3,417,406
Net income (loss) from operations before dividends to policyholders and federal income taxes	47,553	41,638	(72,614)
Dividends to policyholders	1,097	1,075	1,597
Federal income taxes	5,889	14,902	43,464
Net income (loss) from operations	40,567	25,661	(117,675)
Net realized capital gains (losses) (less $1,448, $2,172, and $115 of capital gains tax in 2020, 2019, and 2018, respectively, and excluding $4,731, $6,908, and $792 transferred to the IMR in 2020, 2019, and 2018, respectively)	(9,267)	(1,252)	(1,029)
Net income (loss)	$31,300	$24,409	$(118,704)
See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENT OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2017	$155,902
Net loss	(118,704)
Change in nonadmitted assets and related items	(47,127)
Change in asset valuation reserve	(5,022)
Change in net deferred income tax	56,099
Change in net unrealized capital gains and losses	308
Contribution from parent	225,000
Change in surplus as a result of reinsurance	(342)
Prior period adjustment	2,146
Capital and surplus, December 31, 2018	268,260
Net income	24,409
Change in nonadmitted assets and related items	1,155
Change in unauthorized reinsurance	(6)
Change in asset valuation reserve	(6,429)
Change in net deferred income tax	4,063
Change in net unrealized capital gains and losses	(630)
Contribution from parent	55,000
Change in surplus as a result of reinsurance	(331)
Capital and surplus, December 31, 2019	345,491
Net income	31,300
Change in nonadmitted assets and related items	(2,104)
Change in unauthorized reinsurance	(1)
Change in asset valuation reserve	(2,788)
Change in net deferred income tax	77
Change in net unrealized capital gains and losses	478
Contribution from parent	100,000
Change in surplus as a result of reinsurance	(313)
Change in reserve on account of change in valuation basis	(201)
Capital and surplus, December 31, 2020	$471,939

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2020	2019	2018
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$412,144	$461,768	$636,443
Commission and expense allowances ceded	2,779	3,064	3,179
Net investment income	230,632	221,978	160,793
Miscellaneous income	13,335	9,864	5,248
Benefit and loss related payments	(455,835)	(486,690)	(364,143)
Commissions and expenses paid	(40,733)	6,633	(76,683)
Net transfers from Separate Accounts	22,043	13,870	19,265
Dividends paid to policyholders	(1,101)	(1,064)	(710)
Federal and foreign income taxes paid	(6,481)	(21,787)	(50,498)
Net cash from operations	176,783	207,636	332,894
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	806,136	657,215	423,539
Stocks	8,250	5,856	2,651
Mortgage loans	24,883	13,194	11,112
Other invested assets	0	215	0
Net gains (losses) on cash, cash equivalents and short-term investments	295	1	(24)
Miscellaneous proceeds	0	4	602
Total investment proceeds	839,564	676,485	437,880
Cost of investments acquired:
Bonds	(1,118,177)	(874,415)	(974,207)
Stocks	(6,256)	(221)	(390)
Mortgage loans	(122,338)	0	(5,000)
Other invested assets	(9,977)	0	0
Miscellaneous applications	(17,105)	(7,781)	0
Total investments acquired	(1,273,853)	(882,417)	(979,597)
Net decrease (increase) in contract loans and premium notes	2,781	2,857	1,625
Net cash used in investments	(431,508)	(203,075)	(540,092)

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2020	2019	2018
	($ in thousands)
Cash from financing and miscellaneous sources
Cash provided (applied):
Funds held under coinsurance	$0	$(12)	$(2)
Capital contribution from parent	100,000	55,000	184,976
Borrowed funds	71,120	0	0
Net deposits (withdrawals) from deposit-type contracts	772	2,932	(493)
Other cash provided (applied), net	(9,415)	25,814	35,948
Net cash from financing and miscellaneous sources	162,477	83,734	220,429
Net change in cash, cash equivalents, and short term investments	(92,248)	88,295	13,231
Cash, cash equivalents, and short term investments, beginning of year	136,168	47,873	34,642
Cash, cash equivalents, and short term investments, end of year	$43,920	$136,168	$47,873
Non-cash exchanges of securities (Investing activities)	$88,224	$84,416	$27,864
Non-cash change in retained asset account (Operations, Financing and Miscellaneous sources)	$1,793	$689	$830
Non-cash change in reinsurance loss contingency reserve	$1,924	$0	$0
Non-cash contribution of bonds from Protective Life Insurance Company (Investing, Financing and Miscellaneous sources)	$0	$0	$39,701
Accrued interest on bonds contributed from Protective Life Insurance Company (Operations, Financing and Miscellaneous sources)	$0	$0	$323
Reclassification of securities from Bonds to Other Invested Assets (Investing activities)	$1,584	$6,917	$8,991
Great-West reinsurance transaction initial impact (Operations) (See Note 9)	$0	$562,991	$0
Great-West reinsurance transaction initial impact (Investing activities) (See Note 9)	$0	$582,489	$0
Great-West reinsurance transaction initial impact (Financing and Miscellaneous sources) (See Note 9)	$0	$19,498	$0
Liberty reinsurance transaction initial impact (Operations) (See Note 9)	$0	$0	$2,430,726
Liberty reinsurance transaction initial impact (Investing activities) (See Note 9)	$0	$0	$2,427,588
Liberty reinsurance transaction initial impact (Financing and Miscellaneous sources) (See Note 9)	$0	$0	$3,138

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL

Basis of Presentation — The statutory basis financial statements of Protective Life and Annuity Insurance Company (the "Company") have been prepared in conformity with accounting practices prescribed or permitted by the Alabama Department of Insurance (the "Department"). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company ("PLICO"), a life insurance company domiciled in the State of Tennessee. All outstanding shares of the Company's preferred stock are owned by Protective Life Corporation ("PLC"), an insurance holding company domiciled in the State of Delaware. PLC is a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi Life"), a kabushiki kaisha organized under the laws of Japan. PLICO is a wholly owned subsidiary of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Protective Property & Casualty Insurance Company, MONY Life Insurance Company, Shades Creek Captive Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of Alabama for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Alabama Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, effective January 1, 2001, ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of Alabama. The State of Alabama has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, none of which had a material impact on the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2020 and 2019, or Statements of Operations for each of the years in the three-year period ended December 31, 2020.

The Company has no permitted practices as of December 31, 2020 and 2019, or for each of the years in the three-year period ended December 31, 2020.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Nature of Operations — The Company is an entity through which PLC markets, distributes and services life insurance and annuity products primarily in the State of New York. New York direct premiums were 98.2%, 96.9%, and 97.3% of the Company's total direct premiums and New York direct annuity premiums accounted for 79.3%, 85.8%, and 93.4% of the Company's total direct premiums in 2020, 2019 and 2018, respectively. In addition, on June 3, 2019, the Company assumed a block of life and annuity policies issued in New York from Great-West Life & Annuity Company of New York. On May 1, 2018, the Company assumed a block of life and annuity policies issued in New York from Liberty Life Assurance Company of Boston. See Note 9 for more details of these reinsurance transactions.

The Company has no employees, and, therefore, has no employee benefit plans.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Summary of Significant Accounting Policies — The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in "Change in net unrealized capital gains and losses" in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock fair values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Preferred stocks are stated at amortized cost or fair values, depending on the assigned NAIC designation. For preferred stocks carried at fair value, the difference between cost and fair value is reflected in "Change in net unrealized capital gains and losses" in unassigned funds.

The Company's investments in surplus notes with an NAIC Credit Rating Providers ("NAIC CRP") designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as "Other invested assets."

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in in "Change in net unrealized capital gains and losses" in unassigned funds.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Investments Policy Committee (IPC). The Company reviews the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Short-term investments are stated at amortized cost, which approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the Interest Maintenance Reserve ("IMR") and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairment ("OTTI") exists. Once a determination has been made that a specific OTTI exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Derivatives

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly-rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company's risk management department.

The Company uses various derivative instruments to manage risks related to certain annuity products, including the guaranteed living withdrawal benefit ("GLWB") rider associated with variable annuity ("VA") contracts. The derivative instruments the Company may use include interest rate swaps, interest rate swaptions, interest rate futures, equity futures, equity options, foreign currency futures, variance swaps, volatility futures, volatility options, and credit derivatives. The Company can use these derivatives as economic hedges against risks inherent in the products. These risks have a direct impact on the cost of the VA GLWB products and are correlated with the equity markets, interest rates, foreign currency levels, and overall volatility.

The Company uses equity options to manage its equity risk in its fixed indexed annuity products. The Company may purchase and sell index call and put options which have underlyings based upon the S&P equity index. As of December 31, 2020 and 2019, the Company had paid a net amount of $1.3 million and $0.4 million, respectively, for its open call options.

The Company uses US equity index futures to manage its equity risk in its fixed indexed annuity products. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

The Company uses a combination of derivative instruments to mitigate volatility, equity, and currency risk related to certain guaranteed minimum benefits, including GLWB benefits within its VA products.

The Company uses US and foreign equity market index futures and foreign currency futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses index put options which have underlyings based upon several equity indexes, both U.S. and foreign. As of December 31, 2020, 2019, and 2018, the Company had paid $2.1 million, $2.8 million, and $0.7 million, respectively, for its open put options.

None of the Company's derivative instruments qualify for hedge accounting. Therefore, all derivative instruments are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as changes in unrealized gains (losses) in surplus. Upon termination, the realized gain or loss is recorded in realized capital gains and losses.

During the years ended December 31, 2020, 2019, and 2018, the Company had $0.6 million of unrealized gains, $0.8 million of unrealized losses, and $0.4 million of unrealized gains, respectively, related to derivatives that did not qualify for hedge accounting.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future life insurance policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality table and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner's Standard Ordinary tables with 2.25% to 6.0% interest. Effective in 2017 the Company began calculating reserves for certain newly issued policies in accordance with

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

NAIC Valuation Manual 20, "Requirements for Principle-Based Reserves for Life Products" ("VM-20"), and effective in 2020 reserves for all new issues are in accordance with VM-20.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in "Aggregate reserves: Life policies and contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a Mid-Terminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium.

As of December 31, 2020 and 2019, the Company had $1.1 billion and $1.3 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Alabama. Reserves to cover this insurance totaled $10.0 million and $11.0 million as of December 31, 2020 and 2019, respectively, and are reported in "Aggregate reserves: Life policies and contracts" in the Statements of Admitted Assets, Liabilities and Capital and Surplus. Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. Other net changes in reserves for the years ended December 31 are as follows:

2020			ORDINARY				GROUP

ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
					($ in thousands)
Excess interest due to VM-21	$201	$0	$0	$201	$0	$0	$0	$0
Excess interest on universal life products	12,010	0	10,704	0	0	0	1,306	—
Total	$12,211	$0	$10,704	$201	$0	$0	$1,306	$0
2019			ORDINARY				GROUP

ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
					($ in thousands)
Excess interest on universal life products	$9,323	$0	$7,958	$0	$0	$0	$1,365	$0
Acquisition via reinsurance of policies from Great-West Life & Annuity Insurance Company of NY *	634,834	0	592,172	2,422	30,158	0	0	10,082
Total	$644,157	$0	$600,130	$2,422	$30,158	$0	$1,365	$10,082

*  See Note 9 for more information regarding this reinsurance transaction

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

2018			ORDINARY				GROUP

ITEM	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
					($ in thousands)
Excess interest on universal life products	$5,083	$0	$4,558	$0	$0	$0	$525	$0
Acquisition via reinsurance of policies from Liberty Life Assurance Company of Boston *	2,547,918	0	1,573,241	779,975	520	0	181,183	12,999
Total	$2,553,001	$0	$1,577,799	$779,975	$520	$0	$181,708	$12,999

*  See Note 9 for more information regarding this reinsurance transaction

For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method ("CARVM"). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

Certain of the Company's VA contracts contain guaranteed minimum death benefit ("GMDB") and GLWB features. The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected and may be based on amounts deposited or maximum account value on prior anniversaries. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB is based on a percentage of account value. The Company does not reinsure the GMDB feature. The VA GLWB applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 4.0% to 7.0% depending on the contract owner's age. Effective January 1, 2020, statutory reserves are calculated according to NAIC Valuation Manual 21, "Requirements for Principal-Based Reserves for Variable Annuities" ("VM-21"). This replaces the prior reserve calculations under Actuarial Guidelines 43 ("AG43"). Please see Note 3 — Accounting Changes for the effect of this reserve change on the Company's financial statements. There is not a standalone reserve for GMDB or GLWB. The base reserve incorporates the risk of all these guarantees.

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 1.0% to 6.0% for immediate annuities during 2020. Interest rates credited ranged from 2.5% to 6.0% for immediate annuities during 2019. Interest rates credited ranged from 0.59% to 5.0% for immediate annuities during 2018.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Liabilities for Single Premium Deferred Annuity ("SPDA") contracts are calculated in accordance with Actuarial Guideline 33. The reserves are calculated using a CARVM approach such that the reserve equals the greatest present value of future benefits floored at the cash surrender value of the contract. Future benefits include death, surrender and annuitization. Mortality and discount rates used in the reserve calculation are specified by regulatory authorities.

Certain of the Company's policy reserves relate to universal life policies with secondary guarantees ("ULSG"), which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a policy is issued, and most of these products do not have significant account values upon which interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 ("AG38") for policies issued between 2003-2019, and in accordance with VM-20 for policies issued in 2020 and later. Total reserves for ULSG policies were $44.2 million and $42.9 million at December 31, 2020 and 2019, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in operations currently.

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 54, "Individual and Group Accident and Health Contracts."

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR")

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturity investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in "Amounts recoverable from reinsurers" and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective "Premiums and annuity considerations" and "Death and annuity benefits" in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in "Commissions and expense allowances on reinsurance ceded" in the Statements of Operations. The change in modified coinsurance ("MODCO") reserves ceded and related expenses are included in "Reserve adjustments on reinsurance ceded" in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The Company issues both market value adjusted annuities and variable annuities. Excluding any contract guarantees for either a minimum return or account value upon death or annuitization, variable annuity policyholders bear the investment risk that the Separate Accounts funds may not meet their

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

stated investment objectives. The assets and liabilities related to Separate Accounts are recorded at fair value and reported separately as assets and liabilities held in Separate Accounts. Fees charged on Separate Account contract owner deposits are included in the Statements of Operations. In the event that the asset value of certain contract holder accounts is projected to be below the value guaranteed by the Company, a liability is established through a charge to operations.

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). A summary of significant statutory accounting practices ("SAP") and their difference to GAAP, is as follows:

(1)  The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

(2)  Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

(3)  Under SAP rules that precede Principles Based Reserves ("PBR"), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company's experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for Life and Annuity products as defined under VM-20 and VM-21. Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance, insurance products are recognized by establishing a liability equal to the current account value of the policyholders' contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

(4)  Certain assets must be included in the statutory financial statements at "admitted asset value" and "nonadmitted assets" must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

(5)  Bonds and preferred stock are generally carried at amortized cost. Under GAAP, bonds and preferred stock, other than those classified as held to maturity, are carried at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

(6)  Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

(7)  Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

(8)  Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. Under GAAP, gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

(9)  The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

(10)  The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

(11)  The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

(12)  The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

(13)  Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

(14)  For reserve credits taken related to reinsurers considered "unauthorized" by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

(15)  Market value adjusted annuities are included in the Company's general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

(16)  Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

(17)  Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. On a GAAP basis, PLC and its subsidiaries, including the Company, accounted for its February 1, 2015 acquisition by Dai-ichi Life under the acquisition method of accounting prescribed in ASC Topic 805, "Business Combinations." In accordance with this guidance, "pushdown" accounting was elected, including the initial recognition of most of PLC's and its subsidiaries' assets and liabilities at fair value as of the acquisition date. For SAP, no similar accounting or adjustments occurred on February 1, 2015. Similarly, certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting ("PGAAP") guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2020 and 2019 or for each of the years in the three-year period ended December 31, 2020; however, the differences are presumed to be material.

3.  ACCOUNTING CHANGES AND PRIOR PERIOD ADJUSTMENTS

Accounting Changes

As of January 1, 2020, VM-21 replaced AG43 for the valuation of statutory reserves for variable annuities. The cumulative net impact of this regulation change was a $0.2 million increase in reserves. The change was treated as a "Change in reserve on account of change in valuation basis". The financial statement impact of this change was to increase "Aggregate reserve: Life policies and contracts" and decrease both "Change in reserve on account of change in valuation basis", and "Unassigned funds — surplus" by $0.2 million. In accordance with the provisions of SSAP No. 3, "Accounting Changes and Corrections of Errors" ("SSAP No. 3"), the $0.2 million cumulative effect represents the January 1, 2020 impact of the change.

Effective January 1, 2020, the Company adopted SSAP No. 108, "Derivative Hedging Variable Annuity Guarantees" ("SSAP No. 108"), which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The guidance in SSAP No. 108 is not currently applicable to the Company's derivatives, and the adoption had no effect on the Company's financial statements.

Effective January 1, 2020, the Company adopted revisions to SSAP No. 22. "Leases", ("SSAP No. 22R"). SSAP No. 22R rejected U.S. GAAP guidance on operating leases, but incorporated, with modification, guidance on sale-leaseback transactions, lessor accounting and leveraged leases for all new leases, and for existing leases reassessed due to a change in terms and conditions. The adoption of these revisions had no effect on the Company's financial statements.

Effective June 30, 2020, the Company adopted revisions to SSAP No. 105, "Working Capital Finance Investments" ("SSAP No. 105R"), which provided substantive updates to the Working Capital Finance

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.  ACCOUNTING CHANGES AND PRIOR PERIOD ADJUSTMENTS — (Continued)

Investments Program requirements. The Company holds no working capital finance investments, and therefore this adoption had no effect on the Company's financial statements.

Effective January 1, 2019, the Company adopted revisions to SSAP No. 30, "Unaffiliated Common Stock" ("SSAP No. 30R"), which update the common stock definition to include U.S. Securities and Exchange Commission registered closed-end funds and unit-investment trusts in accordance with the initiatives of the Investment Classification Project. The adoption of these revisions had no effect on the Company's financial statements.

Prior Period Adjustments

For the June 30, 2018 statutory filing, the Company corrected its calculation of fixed indexed annuity ("FIA") reserves as reported on its December 31, 2017 statutory annual statement. The correction was due to the use of incorrect interest rates and annuitization path in the computation of the Company's FIA reserves as of December 31, 2017. The effect of this adjustment resulted in a decrease to "Aggregate reserves: Life policies and contracts" of $2.7 million and a decrease to "Deferred tax asset" of $0.6 million. The net effect of these changes was an increase in "Unassigned funds — surplus" of $2.1 million. In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2018 impact of the correction.

4.  INVESTMENTS

Net Investment Income

Net investment income for the years ended December 31 consists of the following:

	2020	2019	2018
	($ in thousands)
Bonds	$224,286	$216,720	$156,281
Stocks	774	1,508	1,543
Mortgage loans	7,670	5,358	5,655
Cash, cash equivalents, and short-term investments	627	2,598	1,264
Contract loans	2,943	3,299	3,312
Other invested assets	1,340	893	345
Miscellaneous investment income	(17)	(34)	43
Total investment income	237,623	230,342	168,443
Investment expenses	(14,614)	(12,422)	(8,846)
Net investment income	$223,009	$217,920	$159,597

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans — Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds — When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

There was no due and accrued investment income excluded at December 31, 2020 or 2019.

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2020	2019	2018
	($ in thousands)
Bonds	$5,094	$8,598	$2,139
Common stock-unaffiliated	0	1	95
Preferred stock	1,600	39	250
Cash, cash equivalents and short-term investments	296	1	(24)
Derivative instruments	(4,235)	(1,006)	73
Other invested assets	0	394	0
Other investments	(47)	(26)	5
Other-than-temporary impairments	(5,796)	(173)	(2,660)
Less:
Amounts transferred to interest maintenance reserve	4,731	6,908	792
Federal income taxes	1,448	2,172	115
Net realized investment losses	$(9,267)	$(1,252)	$(1,029)

Proceeds from the sales of investments in bonds, common stocks, and preferred stocks during 2020, 2019, and 2018 were approximately $171.8 million, $356.5 million, and $336.7 million, respectively. The Company realized gross gains of $8.1 million, $9.6 million, and $5.3 million on those sales for the years ended December 31, 2020, 2019, and 2018, respectively. Gross losses of $1.1 million, $1.0 million, and $2.9 million, were realized on those sales for the years ended December 31, 2020, 2019, and 2018, respectively.

Unrealized Gains and Losses

The change in net unrealized investment gains and losses included in surplus for the years ended December 31 is as follows:

	2020	2019	2018
	($ in thousands)
Bonds	$(1)	$1	$(5)
Common stocks	1	0	(1)
Derivative instruments	605	(798)	396
Less:
Federal income taxes	127	(167)	82
Change in net unrealized capital gains and losses	$478	$(630)	$308

During 2020, the Company recorded $0.6 million in unrealized gains on derivative instruments due to changes in fair value. The gains included $0.2 million of gains related to equity options, which were used to mitigate risks associated with the Company's variable annuity products and $0.6 million of

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

gains related to equity options, which were used to mitigate risks associated with the Company's fixed indexed annuity products. These gains were offset by $0.1 million of losses related to foreign currency futures and $0.1 million of losses related to equity futures, which were used to mitigate risks associated with the Company's VA products.

During 2019, the Company recorded $0.8 million in unrealized losses on derivative instruments due to changes in fair value. The losses included $0.6 million related to equity futures and $0.5 million related to equity options, which were used to mitigate risks associated with the Company's VA products. In addition, there were gains of $0.2 million related to equity futures and $0.1 million of gains related to equity options, which were used to mitigate risks associated with the Company's FIA products.

During 2018, the Company recorded $0.4 million in unrealized gains on derivative instruments due to changes in fair value. The gains included $0.4 million of gains related to equity futures and $0.2 million of gains related to equity options, which were used to mitigate risks associated with the Company's VA products. In addition, there were losses of $0.2 million related to equity futures, which were used to mitigate risks associated with the Company's FIA products.

Bonds and Preferred Stocks

The statement value and estimated fair value of the Company's bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2020	($ in thousands)
Bonds:
US Government	$49,991	$2,135	$0	$52,126
Other governments	32,369	6,244	0	38,613
US states, territories and possessions	15,129	2,353	0	17,482
US political subdivisions	74,836	8,119	0	82,955
US special revenue and assessment	329,356	56,725	(1)	386,080
Industrial and miscellaneous	3,603,924	589,852	(3,719)	4,190,057
Hybrids	41,593	8,113	(42)	49,664
Total bonds, excluding loan-backed and structured securities	4,147,198	673,541	(3,762)	4,816,977
Loan-backed and structured securities:
Residential mortgage backed securities	1,125,930	30,046	(268)	1,155,708
Commercial mortgage backed securities	328,448	24,073	(1,910)	350,611
Other loan-backed and structured securities	91,744	5,000	(1,168)	95,576
Total loan-backed and structured securities	1,546,122	59,119	(3,346)	1,601,895
Total bonds	5,693,320	732,660	(7,108)	6,418,872
Preferred stocks	20,387	1,724	(1,096)	21,015
Total bonds and preferred stocks	$5,713,707	$734,384	$(8,204)	$6,439,887

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2019	($ in thousands)
Bonds:
US Government	$49,862	$997	$(91)	$50,768
Other governments	32,892	4,287	0	37,179
US states, territories and possessions	20,664	1,215	0	21,879
US political subdivisions	88,480	4,035	0	92,515
US special revenue and assessment	377,891	35,256	(578)	412,569
Industrial and miscellaneous	3,376,025	329,315	(3,135)	3,702,205
Hybrids	41,734	5,287	(75)	46,946
Total bonds, excluding loan-backed and structured securities	3,987,548	380,392	(3,879)	4,364,061
Loan-backed and structured securities:
Residential mortgage backed securities	862,292	23,012	(1,433)	883,871
Commercial mortgage backed securities	413,046	15,646	(205)	428,487
Other loan-backed and structured securities	132,976	2,847	(679)	135,144
Total loan-backed and structured securities	1,408,314	41,505	(2,317)	1,447,502
Total bonds	5,395,862	421,897	(6,196)	5,811,563
Preferred stocks	21,301	2,980	(1,029)	23,252
Total bonds and preferred stocks	$5,417,163	$424,877	$(7,225)	$5,834,815

The statement value and estimated fair value of bonds at December 31, 2020, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$152,306	$154,779
Due after 1 year through 5 years	720,536	773,922
Due after 5 years through 10 years	1,498,365	1,684,384
Due after 10 years	1,775,991	2,203,892
Total bonds, excluding loan-backed and structured securities	4,147,198	4,816,977
Total loan-backed and structured securities	1,546,122	1,601,895
Total bonds	$5,693,320	$6,418,872

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The statement value and estimated fair value of bonds at December 31, 2019, by expected maturity is shown below.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$125,268	$126,508
Due after 1 year through 5 years	752,986	781,074
Due after 5 years through 10 years	1,312,408	1,401,542
Due after 10 years	1,796,886	2,054,937
Total bonds, excluding loan-backed and structured securities	3,987,548	4,364,061
Total loan-backed and structured securities	1,408,314	1,447,502
Total bonds	$5,395,862	$5,811,563

The Company's investment gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
2020	($ in thousands)
Bonds:
US special revenue and assessment	$9,999	$(1)	$0	$0	$9,999	$(1)
Industrial and miscellaneous	60,042	(2,402)	7,756	(1,317)	67,798	(3,719)
Hybrids	1,278	(25)	409	(17)	1,687	(42)
Total bonds, excluding loan-backed and structured securities	71,319	(2,428)	8,165	(1,334)	79,484	(3,762)
Loan-backed and structured securities:
Residential mortgage backed securities	39,049	(137)	3,569	(131)	42,618	(268)
Commercial mortgage backed securities	25,883	(1,910)	0	0	25,883	(1,910)
Other loan-backed and structured securities	9,821	(1,168)	0	0	9,821	(1,168)
Total loan-backed and structured securities	74,753	(3,215)	3,569	(131)	78,322	(3,346)
Total bonds	146,072	(5,643)	11,734	(1,465)	157,806	(7,108)
Preferred stocks	0	0	2,134	(1,096)	2,134	(1,096)
Total bonds and preferred stocks	$146,072	$(5,643)	$13,868	$(2,561)	$159,940	$(8,204)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
2019	($ in thousands)
Bonds:
US Governments	$3,180	$(31)	$5,827	$(60)	$9,007	$(91)
US special revenue and assessment	19,422	(578)	0	0	19,422	(578)
Industrial and miscellaneous	83,978	(1,637)	21,200	(1,498)	105,178	(3,135)
Hybrids	2,662	(46)	540	(29)	3,202	(75)
Total bonds, excluding loan-backed and structured securities	109,242	(2,292)	27,567	(1,587)	136,809	(3,879)
Loan-backed and structured securities:
Residential mortgage backed securities	163,783	(1,359)	5,019	(74)	168,802	(1,433)
Commercial mortgage backed securities	40,799	(181)	801	(24)	41,600	(205)
Other loan-backed and structured securities	9,131	(37)	1,932	(642)	11,063	(679)
Total loan-backed and structured securities	213,713	(1,577)	7,752	(740)	221,465	(2,317)
Total bonds	322,955	(3,869)	35,319	(2,327)	358,274	(6,196)
Preferred stocks	107	(4)	2,171	(1,025)	2,278	(1,029)
Total bonds and preferred stocks	$323,062	$(3,873)	$37,490	$(3,352)	$360,552	$(7,225)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the "Loan-backed and Structured Securities" section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts due according to the contractual terms of the securities in effect at the date of acquisition and has the intent and the ability to hold these securities until recovery. The Company recognized $4.4 million, $0.2 million, and $2.6 million of OTTIs on non-loan-backed securities during 2020, 2019, and 2018, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company had securities with a fair value of $13.9 million in an unrealized loss position for greater than 12 months at December 31, 2020, and the related unrealized loss of $2.6 million pertains primarily to banking and energy securities. The Company had securities with a fair value of $37.5 million in an unrealized loss position for greater than 12 months at December 31, 2019, and the related unrealized loss of $3.4 million pertains primarily to banking, asset-backed, and energy securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

The Company had individual bonds from the following issuers that exceeded 10% of capital and surplus as of December 31, 2020:

Carrying Value
($ in thousands)
Fannie Mae	$95,052
Freddie Mac	70,610

The Company had no individual bonds that exceeded 10% of capital and surplus at December 31, 2019.

As of December 31, 2020 and 2019, bonds and cash having a fair value of $6.9 million and $6.7 million were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5GI NAIC rating as of December 31, 2020 and 2019.

Loan-backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally-recognized, real-time database.

For each of the years in the three-year period ended December 31, 2020, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

During 2020, the Company recognized the following OTTIs for loan-backed securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
	($ in thousands)
45112AAA5	$2,516	$1,858	$658	$1,858	$1,858	3/31/2020
45112AAA5	1,786	1,016	770	1,016	1,016	12/31/2020
Total	XXX	XXX	$1,428	XXX	XXX	XXX

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company recognized no OTTIs in 2019 for loan-backed securities.

During 2018, the Company recognized the following OTTIs for loan-backed securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
	($ in thousands)
12544AAE5	$298	$279	$19	$279	$267	12/31/2018

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2020	2019
	($ in thousands)
a. The aggregate amount of unrealized losses:
1. Less than 12 months	$3,215	$1,577
2. Twelve months or longer	$100	$716
b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 months	$74,748	$213,707
2. Twelve months or longer	$3,262	$7,383

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company's securities.

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities that are backed by loans to borrowers with lower credit ratings. These securities are classified as subprime at issuance. The Company has exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. The Company may be exposed to unrealized losses on these holdings from time to time as the fair values of these securities are sensitive to widening spreads that can occur in difficult and illiquid market environments. In addition, the Company has exposure to realized losses if it is determined that the securities are other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support. The Company has no direct exposure through investments in subprime mortgage loans.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The following information relates to the Company's other investments with subprime exposure:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
2020	($ in thousands)
Residential mortgage-backed securities	$1,127	$1,147	$1,231	$216
2019
Residential mortgage-backed securities	$1,527	$1,553	$1,646	$216

As of December 31, 2018, the Company had recognized $0.2 million of OTTI losses on residential mortgage-backed securities with subprime exposure held as of December 31, 2018.

Prepayment Penalties and Acceleration Fees

The Company had the following prepayment penalties or acceleration fees for the years ended December 31:

	General Account	Separate Account
2020	($ in thousands)
(1) Number of CUSIPs	24	0
(2) Aggregate amount of investment income	$1,014	$0
	General Account	Separate Account
2019	($ in thousands)
(1) Number of CUSIPs	28	0
(2) Aggregate amount of investment income	$2,196	$0
	General Account	Separate Account
2018	($ in thousands)
(1) Number of CUSIPs	21	0
(2) Aggregate amount of investment income	$3,053	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Mortgage Loans

The Company's mortgage loan portfolio had the following concentrations by type of property as of December 31:

	Percent of Portfolio
	2020	2019
Retail	31.4%	50.6%
Apartment	6.3	20.5
Industrial	35.6	16.3
Office	25.1	9.2
Other commercial	1.1	2.4
Hotel	0.0	0.0
Mixed Use	0.5	1.0
	100.0%	100.0%

The Company's mortgage loan portfolio had the following concentrations by location as of December 31:

	Percent of Portfolio
	2020	2019
Alabama	17.3%	6.5%
New York	12.3	0.0
Wisconsin	7.8	3.5
Illinois	7.2	6.7
Tennessee	7.1	14.8
Michigan	6.8	10.8
Arkansas	6.3	0.0
Virginia	5.7	0.0
South Carolina	5.3	0.0
Nebraska	4.2	0.0
Minnesota	3.5	0.0
Texas	2.6	8.3
North Carolina	2.0	5.7
Florida	1.8	3.9
California	1.8	11.3
Mississippi	1.5	5.2
Nevada	1.3	2.8
Kentucky	1.2	2.6
Missouri	1.0	2.2
Delaware	0.8	1.6
Utah	0.7	1.5
Colorado	0.6	1.4
Indiana	0.5	1.0
Ohio	0.4	1.0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Percent of Portfolio
	2020	2019
Idaho	0.3%	0.6%
Nebraska	0.0	8.4
Pennsylvania	0.0	0.2
	100.0%	100.0%

The minimum and maximum lending rates for new commercial mortgage loans during 2020 were 3.0% and 3.75%. The Company issued no new mortgage loans during 2019. The Company did not exclude any interest due to delinquency or uncollectibility or reduce interest rates on any outstanding loans during 2020, 2019, and 2018.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company's ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2020 and 2019, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2020 and 2019, the maximum percentage of any one loan to the value of security at the time of the loan was 75% and 68%, respectively.

As of December 31, 2020 and 2019, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2020 and 2019, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company's mortgage loans of $194.4 million and $97.0 million as of December 31, 2020 and 2019, respectively, were all classified as "Commercial-All Other" and were current.

As of December 31, 2020 and 2019, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2020 or 2019. No activity occurred in the allowance for credit losses during 2020, 2019, or 2018.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), was signed into law. Section 4013 of the CARES Act provides additional relief for certain loan modifications made as a result of the COVID-19 pandemic. On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law, which slightly modified and extended the original CARES Act through January 1, 2022. In conjunction with the Consolidated Appropriations Act, the NAIC Statutory Accounting Principles Working Group extended certain limited time exceptions in INT 20-03 and INT 20-07, which align with the provisions of the CARES Act, as amended, and provide relief from the requirement to assess certain loan modifications as troubled debt restructurings or more than minor modifications for certain loans modified in response to COVID-19. In consideration of this

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

guidance, the Company has provided certain relief to certain of its commercial loan borrowers via its COVID-19 Commercial Mortgage Loan Program (the "Loan Modification Program"). As of December 31, 2020, the Company had a total of 8 loans with $22.4 million in unpaid principal balance under the Loan Modification Program. The modifications under this program may include agreements to defer principal payments only or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

The Company did not restructure any debt during 2020 and 2019.

Common Stock — Federal Home Loan Bank ("FHLB") Agreements

The Company is a member of the FHLB of Atlanta. Through its membership, the Company may receive cash advances as a result of entering repurchase agreements with the FHLB of Atlanta. The Company had no advances outstanding as of December 31, 2020 and 2019.

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103R, "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities."

The Company's aggregate totals of FHLB capital stock as of December 31, 2020, are as follows:

	1 Total 2+3	2 General Account	3 Separate Accounts
	($ in thousands)
(a) Membership stock-Class A	$0	$0	$0
(b) Membership stock-Class B	5,521	5,521	0
(c) Activity stock	0	0	0
(d) Excess stock	0	0	0
(e) Aggregate total	5,521	5,521	0
(f) Actual or estimated borrowing capacity as determined by the insurer	0	XXX	XXX

Membership stock eligible and not eligible for redemption as of December 31, 2020, is as follows:

Membership stock	Current Year Total	Not Eligible for Redemption	Less than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
	($ in thousands)
1. Class A	$0	$0	$0	$0	$0	$0
2. Class B	5,521	5,521	0	0	0	0

The Company had no FHLB capital stock balances as of December 31, 2019.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Restricted Assets

The Company's had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2020	2019	Increase/ (Decrease)	% of Admitted Assets
	($ in thousands)
Subject to repurchase agreements	$74,552	$0	$74,552	1.18%
Federal home loan bank capital stock	5,521	0	5,521	0.09
On deposit with states	6,515	6,499	16	0.10
Collateral for derivative instruments	10,560	6,266	4,294	0.17
Total restricted assets	$97,148	$12,765	$84,383	1.54%

The Company had no other restricted assets as of December 31, 2020 and 2019.

The Company had $1.0 million and $2.0 million of cash collateral received and reflected as assets within the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2020 and 2019, respectively, representing 0.016% and 0.034% of total admitted assets excluding Separate Accounts, respectively. The recognized obligation to return the collateral asset was $1.0 million and $2.0 million, representing 0.018% and 0.037% of total liabilities excluding Separate Accounts, as of December 31, 2020 and 2019, respectively.

There was no collateral received and reflected as assets within the Company's Separate Accounts as of December 31, 2020 and 2019.

Repurchase Agreements, Securities Lending Transactions, and Wash Sales

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2020, the Company had a "Borrowed money" obligation of $71.1 million, which represents the cash amount of $22.2 million and $48.9 million to be paid at the repurchase agreements' maturity on January 8, 2021 and January 15, 2021, respectively.

The Company has posted $74.6 million (statutory carrying value) of its assets as repurchase agreement collateral, which was classified as "Bonds" as of December 31, 2020. In connection with the outstanding repurchase agreements, the Company has also recognized a liability of $71.1 million, which is classified as "Borrowed money" on the Company's December 31, 2020 Statement of Admitted Assets, Liabilities, and Capital and Surplus.

As of December 31, 2019, the Company had no balances outstanding under these agreements.

The Company is not involved in securities lending transactions.

In the normal course of the Company's investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2020, 2019, and 2018.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that its cash flows will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company's parent, PLICO, if needed.

The types of repurchase agreement trades used during 2020 are as follows:

	1	2	3	4
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
(a) Bilateral (Yes/No)	No	Yes	No	Yes
(b) Tri-Party (Yes/No)	No	No	No	No

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2020 is as follows:

	$ in thousands
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Open — No Maturity	$0	$0	$0	$0
2. Overnight	0	0	0	0
3. 2 Days to 1 Week	0	0	0	71,031
4. > 1 Week to 1 Month	0	9,875	0	107,076
5. > 1 Month to 3 Months	0	0	0	0
6. > 3 Months to 1 Year	0	0	0	0
7. > 1 Year	0	0	0	0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	$ in thousands
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
b. Ending Balance
1. Open — No Maturity	$0	$0	$0	$0
2. Overnight	0	0	0	0
3. 2 Days to 1 Week	0	0	0	0
4. > 1 Week to 1 Month	0	0	0	71,119
5. > 1 Month to 3 Months	0	0	0	0
6. > 3 Months to 1 Year	0	0	0	0
7. > 1 Year	0	0	0	0

The Company had no securities sold and/or acquired that resulted in default during 2020.

A summary of securities "sold" under repurchase agreement — secured borrowing during 2020 is as follows:

	$ in thousands
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$183,394
2. Nonadmitted — Subset of BACV	XXX	XXX	XXX	0
3. Fair Value	$0	$10,235	$0	185,106
b. Ending Balance
1. BACV	XXX	XXX	XXX	$74,552
2. Nonadmitted — Subset of BACV	XXX	XXX	XXX	0
3. Fair Value	$0	$0	$0	74,683

As of December 31, 2020, the Company held securities "sold" under repurchase agreement — secured borrowing consisting of NAIC 1 bonds with a carrying value of $74.6 million and fair value of $74.7 million.

Details of the collateral received — secured borrowing for the year ended December 31, 2020, are as follows:

	$ in thousands
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash	$0	$9,875	$0	$178,107
2. Securities (FV)	0	0	0	0
b. Ending Balance
1. Cash	$0	$0	$0	$71,119
2. Securities (FV)	0	0	0	0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company had cash collateral received — secured borrowing of $71.1 million as of December 31, 2020.

The allocation of aggregate collateral by remaining contractual maturity as of December 31, 2020 is as follows:

Fair Value
$ in thousands
a. Overnight and Continuous	$0
b. 30 Days or Less	71,119
c. 31 to 90 Days	0
d. > 90 Days	0

The Company did not receive any cash collateral that was reinvested in 2020.

The Company recognized the following liability to return cash collateral for 2020:

	$ in thousands
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
a. Maximum Amount
1. Cash(Collateral-All)	$0	$9,875	$0	$178,107
2. Securities collateral (FV)	0	0	0	0
b. Ending Balance
1. Cash(Collateral-All)	$0	$0	$0	$71,119
2. Securities collateral (FV)	0	0	0	0

For 2020, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

The Company did not enter into any repurchase agreements or reverse repurchase agreements during 2019.

5.  INCOME TAXES

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The components of the net deferred tax asset/(deferred tax liability) ("DTA"/("DTL")) at December 31 are as follows:

	$ in thousands
	12/31/2020			12/31/2019			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
1.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$72,999	$1,158	$74,157	$74,506	$395	$74,901	$(1,507)	$763	$(744)
(b) Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
(c) Adjusted Gross Deferred Tax Assets (1a-1b)	72,999	1,158	74,157	74,506	395	74,901	(1,507)	763	(744)
(d) Deferred Tax Assets Nonadmitted	48,259	0	48,259	48,342	0	48,342	(83)	0	(83)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	24,740	1,158	25,898	26,164	395	26,559	(1,424)	763	(661)
(f) Deferred Tax Liabilities	7,839	0	7,839	8,532	0	8,532	(693)	0	(693)
(g) Net Admitted Deferred Tax Asset/ (Net Deferred Tax Liability) (1e-1f)	$16,901	$1,158	$18,059	$17,632	$395	$18,027	$(731)	$763	$32

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2020			12/31/2019			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components — SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$0	$1,158	$1,158	$0	$395	$395	$0	$763	$763
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application Of The Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	16,901	0	16,901	17,632	0	17,632	(731)	0	(731)
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	16,901	0	16,901	17,632	0	17,632	(731)	0	(731)
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	68,082	XXX	XXX	49,120	XXX	XXX	18,962

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2020			12/31/2019			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	$7,839	$0	$7,839	$8,532	$0	$8,532	$(693)	$0	$(693)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a)+2(b)+2(c)	$24,740	$1,158	$25,898	$26,164	$395	$26,559	$(1,424)	$763	$(661)

	$ in thousands
3.	2020	2019
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1143%	913%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$481,460	$352,256

	$ in thousands
	12/31/2020		12/31/2019		Change
	(1)	(2)	(3)	(4)	(5)	(6)
4.	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
Impact of Tax Planning Strategies
(a) Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$72,999	$1,158	$74,506	$395	$(1,507)	$763

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2020		12/31/2019		Change
	(1)	(2)	(3)	(4)	(5)	(6)
4.	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To the Impact of Tax Planning Strategies	0%	0%	0%	0%	0%	0%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$24,740	$1,158	$26,164	$395	$(1,424)	$763
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0%	0%	0%	0%	0%	0%
(b) Does the Company's tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

Current income taxes incurred consist of the following major components:

	$ in thousands
	(1)	(2)	(3)
1.	2020	2019	(Col 1-2) Change
(a) Federal	$5,889	$14,902	$(9,013)
(b) Foreign	0	0	0
(c) Subtotal	5,889	14,902	(9,013)
(d) Federal income tax on capital gains	1,448	2,172	(724)
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0
(g) Federal and foreign income taxes incurred	$7,337	$17,074	$(9,737)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	(1)	(2)	(3)
1.	2019	2018	(Col 1-2) Change
(a) Federal	$14,902	$43,464	$(28,562)
(b) Foreign	0	0	0
(c) Subtotal	14,902	43,464	(28,562)
(d) Federal income tax on capital gains	2,172	115	2,057
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0
(g) Federal and foreign income taxes incurred	$17,074	$43,579	$(26,505)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

Deferred Tax Assets

	$ in thousands
	(1)	(2)	(3)
2.	12/31/2020	12/31/2019	(Col 1-2) Change
(a) Ordinary:
(1) Discounting of unpaid losses	$0	$0	$0
(2) Unearned premium reserve	0	0	0
(3) Policyholder reserves	29,954	28,610	1,344
(4) Investments	839	51	788
(5) Deferred acquisition costs	41,088	44,445	(3,357)
(6) Policyholder dividends accrual	201	202	(1)
(7) Fixed assets	0	0	0
(8) Compensation and benefits accrual	0	0	0
(9) Pension accrual	0	0	0
(10) Receivables — nonadmitted	547	86	461
(11) Net operating loss carryforward	0	0	0
(12) Tax credit carryforward	0	0	0
(13) Other (including items <5% of total ordinary tax assets)	0	0	0
(14) Due & deferred premium	0	0	0
(15) Intangibles	370	1,112	(742)
(99) Subtotal	72,999	74,506	(1,507)
(b) Statutory valuation allowance adjustment	0	0	0
(c) Nonadmitted	48,259	48,342	(83)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	24,740	26,164	(1,424)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	(1)	(2)	(3)
2.	12/31/2020	12/31/2019	(Col 1-2) Change
(e) Capital:
(1) Investments	$1,158	$395	$763
(2) Net capital loss carryforward	0	0	0
(3) Real estate	0	0	0
(4) Other (including items <5% of total capital tax assets)	0	0	0
(99) Subtotal	1,158	395	763
(f) Statutory valuation allowance adjustment	0	0	0
(g) Nonadmitted	0	0	0
(h) Admitted capital deferred tax assets (2e99-2f-2g)	1,158	395	763
(i) Admitted deferred tax assets (2d+2h)	$25,898	$26,559	$(661)

Deferred Tax Liabilities

	$ in thousands
	(1)	(2)	(3)
3.	12/31/2020	12/31/2019	(Col 1-2) Change
(a) Ordinary:
(1) Investments	$5,148	$5,581	$(433)
(2) Fixed assets	0	0	0
(3) Deferred and uncollected premium	0	0	0
(4) Policyholder reserves	1,909	1,953	(44)
(5) Other (including items <5% of total ordinary tax liabilities)	4	16	(12)
(6) Due and deferred premium	543	707	(164)
(7) Policy loans	235	275	(40)
(99) Subtotal	7,839	8,532	(693)
(b) Capital:	0	0	0
(1) Investments	0	0	0
(2) Real estate	0	0	0
(3) Other (including items <5% of total capital tax liabilities)	0	0	0
(99) Subtotal	0	0	0
(c) Deferred tax liabilities (3a99+3b99)	$7,839	$8,532	$(693)
Net deferred tax assets/liabilities (2i-3c)	$18,059	$18,027	$32

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statement of Changes in Capital and Surplus):

	$ in thousands
	(1)	(2)	(3)
	12/31/2020	12/31/2019	(Col 1-2) Change
Adjusted gross deferred tax assets	$74,157	$74,901	$(744)
Total deferred tax liabilities	7,839	8,532	(693)
Net deferred tax assets/(liabilities)	$66,318	$66,369	(51)
Tax effect of unrealized gains/(losses)			(128)
Change in net deferred income tax [(charge)/benefit]			$77
	$ in thousands
	(1)	(2)	(3)
	12/31/2019	12/31/2018	(Col 1-2) Change
Adjusted gross deferred tax assets	$74,901	$65,081	$9,820
Total deferred tax liabilities	8,532	2,943	5,589
Net deferred tax assets/(liabilities)	$66,369	$62,138	4,231
Tax effect of unrealized gains/(losses)			168
Change in net deferred income tax [(charge)/benefit]			$4,063

On March 27, 2020, the CARES Act was signed into legislation and includes tax provisions relevant to businesses. Some of the significant changes include but are not limited to modifying the restrictions around carryback and utilizing net operating losses. Such provisions did not have a material impact on the Company for the tax years ended December 31, 2020, 2019, and 2018.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	$ in thousands
	2020	Effective Tax Rate (%)
Provision computed at statutory rate	$9,756	21.0%
Tax on STAT capital gains (losses)	(649)	(1.4)
Amortization of IMR	(1,115)	(2.5)
Change in non-admits	(459)	(1.0)
Nondeductible expense	7	0.0
Dividends received deduction	(105)	(0.2)
Tax-exempt income deduction	(16)	0.0
Prior year deferred tax true-up	(189)	(0.4)
Prior year current tax true-up	171	0.4
Gain/(loss) on reinsurance	(66)	(0.1)
Reserve valuation changes through surplus	(42)	(0.1)
Foreign tax credit	(33)	(0.1)
Total	$7,260	15.6%
Federal and foreign income taxes incurred	$5,889	12.7%
Tax on capital gains/(losses)	1,448	3.1
Change in net deferred income taxes charge/(benefit)	(77)	(0.2)
Total statutory income taxes	$7,260	15.6%
	$ in thousands
	2019	Effective Tax Rate (%)
Provision computed at statutory rate	$8,518	21.0%
Tax on STAT capital gains (losses)	5,639	13.9
Amortization of IMR	(869)	(2.1)
Change in non-admits	(51)	(0.1)
Nondeductible expense	5	0.0
Dividends received deduction	(141)	(0.3)
Tax-exempt income deduction	(13)	0.0
Prior year deferred tax true-up	4,947	12.2
Prior year current tax true-up	(4,929)	(12.2)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	2019	Effective Tax Rate (%)
Gain/(loss) on reinsurance	$(69)	(0.2)%
Foreign tax credit	(26)	(0.1)
Total	$13,011	32.1%
Federal and foreign income taxes incurred	$14,902	36.7%
Tax on capital gains/(losses)	2,172	5.4
Change in net deferred income taxes charge/(benefit)	(4,063)	(10.0)
Total statutory income taxes	$13,011	32.1%
	$ in thousands
	2018	Effective Tax Rate (%)
Provision computed at statutory rate	$(15,584)	21.0%
Tax on STAT capital gains (losses)	(26)	(0.1)
Amortization of IMR	(658)	0.9
IMR transferred through acquisition	4,057	(5.4)
Change in non-admits	(31)	0.0
Nondeductible expense	8	0.0
Dividends received deduction	(155)	0.2
Prior year deferred tax true-up	(9)	0.0
Prior year current tax true-up	(12)	0.0
Gain/(loss) on reinsurance	(72)	0.1
Effect of change in tax law	(38)	0.1
Total	$(12,520)	16.8%
Federal and foreign income taxes incurred	$43,464	(58.6)%
Tax on capital gains/(losses)	115	(0.2)
Change in net deferred income taxes charge/(benefit)	(56,099)	75.6
Total statutory income taxes	$(12,520)	16.8%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

As of December 31, 2020 and 2019, the Company had no operating loss, no capital loss, and no foreign tax credit carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
		($ in thousands)
2018	$0	$238	$238
2019	0	2,336	2,336
2020	0	1,718	1,718
	$0	$4,292	$4,292

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2020 and 2019.

The Company recorded federal income tax receivables of $3.3 million and $4.1 million as of December 31, 2020 and 2019, respectively.

The Company had no state transferable tax credits at December 31, 2020 or 2019.

The Company's federal income tax return for 2020 will be consolidated with the following entities:

Asset Protection Financial, Inc.

Chesterfield International Reinsurance Limited

Dealer Services Reinsurance, Ltd.

Empower Financial Resources, Inc.

First Protection Company

First Protection Corporation

First Protection Corporation of Florida

First Protective Insurance Group, Inc.

Golden Gate Captive Insurance Company

Golden Gate II Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company

Golden Gate V Vermont Captive Insurance Company

Investment Distributors, Inc.

MONY Life Insurance Company

New World Re

New World Warranty Corp.

ProEquities, Inc.

Protective Administrative Services, Inc.

Protective Asset Protection, Inc.

Protective Finance Corporation

Protective Finance Corporation II

Protective Finance Corporation IV

Protective Investment Advisors, Inc.

Protective Life Corporation

Protective Life Insurance Company

Protective Property & Casualty Insurance Company

Protective Real Estate Holdings, Inc.

Shades Creek Captive Insurance Company

The Advantage Warranty Corporation

United States Warranty Corp.

USWC Holding Company

USWC Installment Program, Inc.

Warranty Business Services Corporation

West Coast Life Insurance Company

Western Diversified Services, Inc.

Western General Dealer Services, Inc.

Western General Warranty Corporation

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company does not owe the Repatriation Transition Tax under the Tax Cuts and Jobs Act.

The Company does not have an Alternative Minimum Tax (AMT) credit.

6.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

In the fourth quarter of 2020, the Company received a cash capital contribution of $100.0 million from its parent, PLICO. In conjunction with the Great-West reinsurance transaction described in Note 9, the Company received cash capital contributions of $25.0 million and $30.0 million from its parent, PLICO, in the first and second quarters of 2019, respectively.

In conjunction with the Liberty Mutual reinsurance transaction described in Note 9, the Company received cash capital contributions totaling $180.0 million from its parent, PLICO, in the second quarter of 2018. In the fourth quarter of 2018, the Company received capital contributions totaling $45.0 million from PLICO, consisting of $5.0 million in cash and $40.0 million in bonds (including accrued interest of $0.3 million).

The Company paid no dividends in the three-year period ended December 31, 2020.

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2020, the Company had an intercompany receivable from its affiliates of $1.0 million and a payable of $2.4 million. As of December 31, 2019, the Company had an intercompany receivable from its affiliates of $0 and a payable of $9.4 million.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $36.6 million, $37.1 million, and $28.6 million during the years ended December 31, 2020, 2019 and 2018, respectively, for these services.

PLICO entered into a guaranty agreement on October 27, 1993, with the Company. PLICO has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies, which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $1.9 billion and $1.7 billion at December 31, 2020 and 2019, respectively.

PLICO entered into a guaranty agreement with the Company on December 31, 1995, whereby PLICO guaranteed that the Company will perform all of the obligations of PLICO pursuant to the terms and conditions of an indemnity coinsurance agreement between PLICO and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $5.6 million and $5.8 million at December 31, 2020 and 2019, respectively.

The Company entered into an agreement with PLICO in 2012 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2020 and 2019.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

7.  CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS

Dividends and distributions on preferred and common stock are non-cumulative and are paid as determined by the Board of Directors. Dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Alabama in an amount up to the greater of 10% of policyholders' surplus as of the preceding December 31, or the Company's net gain from operations for the preceding year reduced by dividends or distributions paid within the preceding twelve months. In the three-year period ended December 31, 2020, the Company paid no dividends on common or preferred stock. During 2021, the Company can pay $47.2 million in distributions without the approval of the Insurance Commissioner of the State of Alabama. The participating preferred stock can be redeemed at the option of the Company at $1,000 per share.

The portion of unassigned funds (surplus) represented or reduced for cumulative unrealized gains and losses was $(78) thousand and $(683) thousand as of December 31, 2020 and 2019, respectively.

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $50.9 million and $48.8 million at December 31, 2020 and 2019, respectively.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2020 and 2019.

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES

The Company has not entered into any contingent commitments or guarantees. The Company did not recognize any gain contingencies during the three-year period ended December 31, 2020.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2020, 2019 and 2018.

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS (the "Receiver") and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery (the "Court") entered an order approving a Revised Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan ("Rehabilitation Plan") was filed by the Receiver on June 30, 2020. The Rehabilitation Plan presents the following two options to each cedent: (1) remain in business with SRUS and be governed by the Rehabilitation Plan, or (2) recapture business ceded to SRUS. Due to SRUS's financial status, neither option pays 100% of outstanding claims. Certain financial terms and conditions will be imposed on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by a cedent. On

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES — (Continued)

October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. On January 15, 2021, the Receiver filed a draft Amended Rehabilitation Plan ("Amended Plan") with the Court. The majority of the substance and form of the original Rehabilitation Plan, including its two-option structure described above, remains in place. On March 16, 2021, the Receiver filed a draft Amended Plan, which contains the same proposed revisions as the draft he previously circulated on January 15, 2021. Later on March 19, 2021, the Receiver filed a proposed order asking the Court to revise the schedule to push back dates, including the deadline that the Receiver must file any modifications to the Amended Plan to May 3, 2021. A group of interested parties separately filed a Motion to Appoint a Special Master, and at the hearing on the Motion, held on March 26, 2021, the Court suspended all deadlines in the case to allow the Receiver and interested parties to meet and confer on a number of topics for 30 days. It is expected that the parties will report back to the Court on or around April 30, 2021 at which time it is likely a new scheduling order will be entered.

As of December 31, 2020, the Company had outstanding claim reserves from SRUS of $0.2 million, including a recoverable of $0.2 million. In addition, the Company had a statutory reserve credit of approximately $4.4 million at December 31, 2020. As of December 31, 2020, the Company accrued a loss contingency reserve of $1.9 million under SSAP No. 5R, "Liabilities, Contingencies, and Impairment of Assets" with respect to amounts receivable from SRUS for ceded claims and reserves. As of December 31, 2019, the Company had outstanding claim reserves from SRUS of $0.2 million, including a recoverable of $0.1 million. In addition, the Company had a statutory reserve credit of approximately $4.8 million at December 31, 2019. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of December 31, 2020, management does not believe that the ultimate outcome of the rehabilitation process will have a material impact on the Company's financial position or results of operations.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party's perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES — (Continued)

The Company, as well as certain of its insurance affiliates and certain other insurance companies for which the Company or its affiliates have co-insured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability and the early stages of the audits being conducted. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

9.  REINSURANCE

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. As of December 31, 2020, the Company's maximum retention limit was $5.0 million or less on a single risk, depending on the life product. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

The Company had no amounts ceded to affiliates in 2020. For the years ended December 31, 2019 and 2018, the Company ceded accident and health premiums of $1 thousand and $2 thousand, respectively, to affiliated insurers.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2020	2019
	($ in thousands)
Life:
Insurance in force	$6,619,433	$7,019,559
Policy reserves ceded	169,304	186,574
Policy claim liabilities ceded	14,285	7,606
Premiums ceded	27,715	28,907
Accident and health:
Policy reserves ceded	279	293
Policy claim liabilities ceded	0	0
Premiums ceded	0	0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.  REINSURANCE — (Continued)

For the year ended December 31, 2018, the Company ceded life insurance premiums of $30.8 million to non-affiliated insurers.

Great-West Reinsurance Transaction

On January 23, 2019, PLICO and the Company entered into a Master Transaction Agreement (the "GWL&A Master Transaction Agreement") with Great-West Life & Annuity Insurance Company ("GWL&A"), Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"), The Canada Life Assurance Company ("CLAC") and The Great-West Life Assurance Company ("GWL" and, together with GWL&A, GWL&A of NY and CLAC, the "Sellers"), pursuant to which PLICO and the Company acquired via coinsurance (the "Transaction") substantially all of the Sellers' individual and group life and A&H insurance and annuity business (the "Business"), except for the Separate Account business, which was assumed via a Modified Coinsurance ("MODCO") agreement.

On June 3, 2019, PLICO and the Company completed the Transaction (the "GWL&A Closing"). Pursuant to the GWL&A Master Transaction Agreement, PLICO and the Company entered into reinsurance agreements (the "GWL&A Reinsurance Agreements") and related ancillary documents at the Closing. On the terms and subject to the conditions of the GWL&A Reinsurance Agreements, the Sellers ceded to PLICO and the Company, effective as of the closing of the Transaction, substantially all of the insurance policies related to the Business. The initial aggregate ceding commission for the reinsurance of the Business was $905.4 million, which was subject to adjustment in accordance with the GWL&A Master Transaction Agreement. The ceding commission was subsequently updated via customary adjustments to $847.6 million. Of this amount, approximately $11.2 million was reported by the Company. All policies issued in states other than New York were ceded to PLICO under reinsurance agreements between the applicable Seller and PLICO, and all policies issued in New York were ceded to the Company under a reinsurance agreement between GWL&A of NY and the Company. The aggregate statutory reserves and deposit-type contracts of the Sellers ceded to PLICO and the Company as of the Closing were approximately $20.6 billion (including MODCO reserves of $10.8 billion), which amount was based on initial estimates and is subject to adjustment following the Closing. To support its obligations under the GWL&A Reinsurance Agreements, PLICO established trust accounts for the benefit of GWL&A, CLAC and GWL, and the Company established a trust account for the benefit of GWL&A of NY. The Sellers retained a block of participating policies which will be administered by PLICO.

The GWL&A Master Transaction Agreement and other transaction documents contain certain customary representations and warranties made by each of the parties, and certain customary covenants regarding the Sellers and the Individual Life Business, and provide for indemnification, among other things, for breaches of those representations, warranties, and covenants.

In conjunction with the transaction, the Company assumed approximately $639.3 million of life and accident and health policy reserves, $0.6 million of deposit-type contracts, an Interest Maintenance Reserve of approximately $19.0 million, and other liabilities of approximately $(4.7) million. Among the assets received by the Company upon assumption were bonds of approximately $565.2 million, mortgage loans of $12.0 million, contract loans of $1.5 million, other invested assets of $3.8 million, cash, cash equivalents and short-term investments of $53.2 million, and other assets of approximately $7.3 million. In addition, the Company assumed initial MODCO reserves of approximately

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.  REINSURANCE — (Continued)

$238.5 million, which are reported as "Change in MODCO reserves" as included in "benefits and expenses", with an offsetting amount reported as "premiums and annuity considerations" as included in "total revenue".

Liberty Mutual Reinsurance Transaction

On May 1, 2018, The Lincoln National Life Insurance Company ("Lincoln Life") completed its previously announced acquisition (the "Closing") of Liberty Mutual Group Inc.'s ("Liberty Mutual") Group Benefits Business and Individual Life and Annuity Business (the "Life Business") through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston ("Liberty"). In connection with the Closing and pursuant to the Master Transaction Agreement, dated January 18, 2018 (the "Master Transaction Agreement"), the Company's parent, PLICO, and the Company entered into reinsurance agreements (the "Liberty Reinsurance Agreements") and related ancillary documents (including administrative services agreements and transition services agreements) providing for the reinsurance and administration of the Life Business.

Pursuant to the Reinsurance Agreements, Liberty ceded to PLICO and the Company the insurance policies related to the Life Business on a 100% coinsurance basis. The aggregate ceding commission for the reinsurance of the Life Business was $422.4 million, which is the purchase price. The ceding commission was subsequently updated via customary adjustments to $402.5 million. Of this amount, approximately $134.4 million was reported by the Company.

All policies issued in states other than New York were ceded to PLICO under a reinsurance agreement between Liberty and PLICO, and all policies issued in New York were ceded to the Company under a reinsurance agreement between Liberty and the Company. The aggregate statutory reserves and policyholder liabilities of Liberty ceded to PLICO and the Company as of the closing of the transaction were approximately $13.2 billion, which amount was based on initial estimates. The final reserve amount determined, as adjusted during the measurement period, was $13.2 billion. In addition, there are certain pending items which remain subject to adjustment in accordance with the Master Transaction Agreement and could result in a gain in future periods. In conjunction with the transaction, the Company assumed approximately $2.549 billion of life policy reserves, $11.7 million of deposit-type contracts, policy contract claims of $12.6 million, an Interest Maintenance Reserve of approximately $19.3 million, and other net liabilities of approximately $2.1 million. Among the assets received by the Company upon assumption were bonds (including short-term investments and cash equivalents) and accrued interest of approximately $2.463 billion, contract loans of $29.0 million, and other net assets of approximately $41.7 million. In addition, the Company had a net cash outflow of $74.0 million related to the transaction. Pursuant to the terms of the Liberty Reinsurance Agreements, each of PLICO and the Company are required to maintain assets in trust for the benefit of Liberty to secure their respective obligations to Liberty under the Liberty Reinsurance Agreements. The trust accounts were initially funded by each of PLICO and the Company principally with the investment assets that were received from Liberty. Additionally, PLICO and the Company have each agreed to provide, on behalf of Liberty, administration and policyholder servicing of the Life Business reinsured by it pursuant to administrative services agreements between Liberty and each of PLICO and the Company.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.  REINSURANCE — (Continued)

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2020	2019
	($ in thousands)
Life:
Insurance in force	$8,971,770	$9,187,582
Policy reserves assumed	3,401,770	3,524,218
Policy claim liabilities assumed	24,201	23,950
Premiums assumed	100,563	1,008,133
Accident and health:
Policy reserves assumed	756	789
Policy claim liabilities assumed	0	0
Premiums assumed	20	321

For the year ended December 31, 2018, the Company assumed life insurance premiums of $2.8 billion and accident and health premiums of $4 thousand from non-affiliated insurers.

None of the reinsurers included as "non-affiliated" in the above tables are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2020, 2019, and 2018. No new agreements were executed nor existing agreements amended during 2020 and 2019 to include policies or contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company has not written any receivables off as uncollectible during the three-year period ended December 31, 2020. As of December 31, 2020 and 2019, the Company had $2.1 million and $0, respectively, of nonadmitted reinsurance receivables.

The Company had no commutation of ceded reinsurance during the three-year period ended December 31, 2020.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.  REINSURANCE — (Continued)

The Company had the following reinsurance recoverable balances relating to paid losses as of December 31, 2020:

Company	Amount Recoverable	% of Total	Rating
	($ in thousands)
RGA Reinsurance Company	$1,147	50.2%	A.M. Best Company A+
Security Life of Denver Insurance Company	493	21.6	Not rated
Swiss Re Life & Health America Inc.	194	8.5	A.M. Best Company A+
Scottish Re (U.S.) Inc.	188	8.2	Not rated
All other companies	264	11.5
Total	$2,286	100.0%

The Company had the following reinsurance recoverable balances relating to paid losses as of December 31, 2019:

Company	Amount Recoverable	% of Total	Rating
	($ in thousands)
SCOR Global Life Americas Reinsurance Company	$2,031	42.8%	A.M. Best Company A+
RGA Reinsurance Company	1,376	29.0	A.M. Best Company A+
Security Life of Denver Insurance Company	730	15.4	Not rated
All other companies	606	12.8
Total	$4,743	100.0%

As of December 31, 2020, the Company had no accident and health recoverables and reinsurance credits with PLICO. As of December 31, 2019, the Company had $1 thousand of accident and health recoverables and reinsurance credits with PLICO, which represented less than 0.1% of capital and surplus.

10.  INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

Derivative Financial Instruments

The table below summarizes the notional amount of the Company's financial instruments with off-balance sheet risk as of December 31:

	Assets		Liabilities
	2020	2019	2020	2019
	($ in thousands)
Swaps	$0	$0	$0	$0
Futures	8,976	11,845	30,241	24,623
Options	171,100	65,309	157,474	45,233
Totals	$180,076	$77,154	$187,715	$69,856

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK — (Continued)

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly-rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company's risk management department. A description of the Company's objectives for using derivatives is described more fully in Note 1.

None of the Company's derivative instruments qualify for hedge accounting. Therefore, they are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as unrealized gains and losses.

As of December 31, 2020, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $5.5 million and $5.1 million, respectively. Of this amount, approximately $3.0 million and $5.1 million of cash and securities, respectively, related to outstanding futures, and approximately $2.5 million of cash was posted as collateral for outstanding options. As of December 31, 2020, the Company received $1.0 million of cash as collateral related to options.

As of December 31, 2019, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $1.2 million and $5.0 million, respectively. Of this amount, approximately $0.9 million and $5.0 million of cash and securities, respectively, related to outstanding futures, and approximately $0.3 million of cash was posted as collateral for outstanding options. As of December 31, 2019, the Company received $2.0 million of cash as collateral related to options.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of over-the-counter options is represented by the fair value of contracts with a positive fair value at the reporting date. As of December 31, 2020 and 2019, the Company had received $1.0 million and $2.0 million, respectively, of cash pledged as collateral. Because exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties. The Company also attempts to minimize its exposure to credit risk through the use of multiple highly rated counterparties.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK — (Continued)

Off-balance Sheet Financial Instruments

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments, other than derivative financial instruments, as of December 31:

	2020	2019
	($ in thousands)
Commitments to extend mortgage loans	$36,000	$0

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented in Part 1 above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

11.  PARTICIPATING POLICIES

Direct and assumed premiums under individual life participating policies were $11.3 million and 7.7%, $12.1 million and 1.6%, and $147.6 million and 8.0% for the years ended December 31, 2020, 2019, and 2018, respectively, of total direct and assumed individual life premium earned. The Company accrues dividends when declared by the Board of Directors. Dividends to policyholders were $1.1 million, $1.1 million, and $1.6 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company has not allocated any additional income to participating policyholders.

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2020 are as follows:

Individual Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$7,909	$305	$0	$8,214	0.3%
b. At book value less current surrender charge of 5% or more	514,400	0	0	514,400	18.0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
c. At fair value	$0	$0	$153,065	$153,065	5.3%
d. Total with market value adjustment or at fair value (total of a through c)	522,309	305	153,065	675,679	23.6
e. At book value without adjustment (minimal or no charge or adj.)	2,138,181	0	0	2,138,181	74.7
(2) Not subject to discretionary withdrawal provision	48,198	0	0	48,198	1.7
(3) Total (gross: direct + assumed)	2,708,688	305	153,065	2,862,058	100.0%
(4) Reinsurance ceded	1,205	0	0	1,205
(5) Total (net) (3) — (4)	$2,707,483	$305	$153,065	$2,860,853
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$57,788	$0	$0	$57,788

Group Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$0	$7,731	$0	$7,731	27.3%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	0	0	0.0
d. Total with market value adjustment or at fair value (total of a through c)	0	7,731	0	7,731	27.3

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
e. At book value without adjustment (minimal or no charge or adj.)	$103	$352	$0	$455	1.6%
(2) Not subject to discretionary withdrawal provision	20,102	0	0	20,102	71.1
(3) Total (gross: direct + assumed)	20,205	8,083	0	28,288	100.0%
(4) Reinsurance ceded	0	0	0	0
(5) Total (net) (3) — (4)	$20,205	$8,083	$0	$28,288
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$0	$0	$0	$0

Deposit-type Contracts (no life contingencies)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$0	$0	$0	$0	0.0%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	0	0	0.0
d. Total with market value adjustment or at fair value (total of a through c)	0	0	0	0	0.0
e. At book value without adjustment (minimal or no charge or adj.)	13,952	0	0	13,952	45.8

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(2) Not subject to discretionary withdrawal provision	$16,495	$0	$0	$16,495	54.2%
(3) Total (gross: direct + assumed)	30,447	0	0	30,447	100.0%
(4) Reinsurance ceded	1,047	0	0	1,047
(5) Total (net) (3) — (4)	$29,400	$0	$0	$29,400
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$0	$0	$0	$0

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities

Life & Accident & Health Annual Statement:

1. Exhibit 5, Annuities Section, Total (net)	$2,721,324
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	6,363
3. Exhibit 7, Deposit-Type Contracts, Line 14, column 1	29,400
4. Subtotal	2,757,087

Separate Accounts Annual Statement:

5. Exhibit 3, Line 0299999, Column 2	161,454
6. Exhibit 3, Line 0399999, Column 2	0
7. Policy dividend and coupon accumulations	0
8. Policyholder premiums	0
9. Guaranteed interest contracts	0
10. Other contract deposit funds	0
11. Subtotal	161,454
12. Combined Total	$2,918,541

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2019 are as follows:

Individual Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$9,053	$301	$0	$9,354	0.3%
b. At book value less current surrender charge of 5% or more	584,434	0	0	584,434	21.2
c. At fair value	0	0	168,174	168,174	6.1
d. Total with market value adjustment or at fair value (total of a through c)	593,487	301	168,174	761,962	27.7
e. At book value without adjustment (minimal or no charge or adj.)	1,940,059	0	0	1,940,059	70.5
(2) Not subject to discretionary withdrawal provision	50,234	0	0	50,234	1.8
(3) Total (gross: direct + assumed)	2,583,780	301	168,174	2,752,255	100.0%
(4) Reinsurance ceded	1,175	0	0	1,175
(5) Total (net) (3) — (4)	$2,582,605	$301	$168,174	$2,751,080
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$53,155	$0	$0	$53,155

Group Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$0	$8,437	$0	$8,437	27.5%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	0	0	0.0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
d. Total with market value adjustment or at fair value (total of a through c)	$0	$8,437	$0	$8,437	27.5%
e. At book value without adjustment (minimal or no charge or adj.)	169	517	0	686	2.2
(2) Not subject to discretionary withdrawal provision	21,510	0	0	21,510	70.2
(3) Total (gross: direct + assumed)	21,679	8,954	0	30,633	100.0%
(4) Reinsurance ceded	0	0	0	0
(5) Total (net) (3) — (4)	$21,679	$8,954	$0	$30,633
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$0	$0	$0	$0

Deposit-type Contracts (no life contingencies)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$0	$0	$0	$0	0.0%
b. At book value less current surrender charge of 5% or more	0	0	0	0	0.0
c. At fair value	0	0	0	0	0.0
d. Total with market value adjustment or at fair value (total of a through c)	0	0	0	0	0.0
e. At book value without adjustment (minimal or no charge or adj.)	11,646	0	0	11,646	41.9

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(2) Not subject to discretionary withdrawal provision	$16,126	$0	$0	$16,126	58.1%
(3) Total (gross: direct + assumed)	27,772	0	0	27,772	100.0%
(4) Reinsurance ceded	938	0	0	938
(5) Total (net) (3) — (4)	$26,834	$0	$0	$26,834
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$0	$0	$0	$0

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities

($ in thousands)
Life & Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$2,597,314
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	6,970
3. Exhibit 7, Deposit-Type Contracts, Line 14, column 1	26,835
4. Subtotal	2,631,119
Separate Accounts Annual Statement:
5. Exhibit 3, Line 0299999, Column 2	177,428
6. Exhibit 3, Line 0399999, Column 2	0
7. Policy dividend and coupon accumulations	0
8. Policyholder premiums	0
9. Guaranteed interest contracts	0
10. Other contract deposit funds	0
11. Subtotal	177,428
12. Combined Total	$2,808,547

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of the Company's life actuarial reserves in the Company's General Account as of December 31, 2020, are as follows:

	General Account
	Account Value	Cash Value	Reserve
	($ in thousands)
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
(a) Term Policies with Cash Value	$0	$108	$49
(b) Universal Life	2,116,986	2,253,617	2,360,481
(c) Universal Life with Secondary Guarantees	5,180	2,966	22,804
(d) Indexed Universal Life	0	0	0
(e) Indexed Universal Life with Secondary Guarantees	0	0	0
(f) Indexed Life	0	0	0
(g) Other Permanent Cash Value Life Insurance	0	259,651	277,246
(h) Variable Life	0	0	0
(i) Variable Universal Life	2,217	2,217	2,165
(j) Miscellaneous Reserves	0	0	0
(2) Not subject to discretionary withdrawal or no cash values	0	0	0
(a) Term Policies without Cash Value	XXX	XXX	204,595
(b) Accidental Death Benefits	XXX	XXX	57
(c) Disability — Active Lives	XXX	XXX	1,144
(d) Disability — Disabled Lives	XXX	XXX	4,021
(e) Miscellaneous Reserves	XXX	XXX	11,390
(3) Total (gross: direct + assumed)	2,124,383	2,518,559	2,883,952
(4) Reinsurance Ceded	1,989	2,109	166,638
(5) Total (net) (3) — (4)	$2,122,394	$2,516,450	$2,717,314

Reconciliation of Total Life Reserves

		($ in thousands)
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)		$2,700,702
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)		57
(3) Exhibit 5, Disability — Active Lives Section, Total (net)		1,144
(4) Exhibit 5, Disability — Disabled Lives Section, Total (net)		4,021
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)		11,390
(6	) Subtotal	2,717,314

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

($ in thousands)
Separate Accounts Annual Statement:
(7) Exhibit 3, Line 0199999, Column 2	$0
(8) Exhibit 3, Line 0499999, Column 2	0
(9) Exhibit 3, Line 0599999, Column 2	0
(10) Subtotal (Lines (7) through (9))	0
(11) Combined Total ((6) and (10))	$2,717,314

Withdrawal characteristics of the Company's life actuarial reserves in the Company's General Account as of December 31, 2019, are as follows:

	General Account
	Account Value	Cash Value	Reserve
	($ in thousands)
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
(a) Term Policies with Cash Value	$0	$134	$134
(b) Universal Life	2,229,765	2,307,514	2,410,967
(c) Universal Life with Secondary Guarantees	4,923	2,670	20,448
(d) Indexed Universal Life	0	0	0
(e) Indexed Universal Life with Secondary Guarantees	0	0	0
(f) Indexed Life	0	0	0
(g) Other Permanent Cash Value Life Insurance	0	211,722	229,902
(h) Variable Life	0	0	0
(i) Variable Universal Life	2,205	2,204	2,157
(j) Miscellaneous Reserves	0	0	0
(2) Not subject to discretionary withdrawal or no cash values
(a) Term Policies without Cash Value	XXX	XXX	218,385
(b) Accidental Death Benefits	XXX	XXX	96
(c) Disability — Active Lives	XXX	XXX	1,313
(d) Disability — Disabled Lives	XXX	XXX	4,059
(e) Miscellaneous Reserves	XXX	XXX	12,473
(3) Total (gross: direct + assumed)	2,236,893	2,524,244	2,899,934
(4) Reinsurance Ceded	2,206	2,279	184,461
(5) Total (net) (3) — (4)	$2,234,687	$2,521,965	$2,715,473

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)	$2,697,967
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	59
(3) Exhibit 5, Disability — Active Lives Section, Total (net)	1,176
(4) Exhibit 5, Disability — Disabled Lives Section, Total (net)	4,054
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	12,217
(6) Subtotal	2,715,473
Separate Accounts Annual Statement:
(7) Exhibit 3, Line 0199999, Column 2	0
(8) Exhibit 3, Line 0499999, Column 2	0
(9) Exhibit 3, Line 0599999, Column 2	0
(10) Subtotal (Lines (7) through (9))	0
(11) Combined Total ((6) and (10))	$2,715,473

The Company has no life reserves in Separate Accounts.

14. PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Life insurance premiums and annuity considerations deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

2020

Type	Gross	Net of Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	613	603
Ordinary renewal	3,349	2,883
Credit Life	0	0
Group Life	(832)	(900)
Group Annuity	0	0
Totals	$3,130	$2,586

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14. PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED — (Continued)

2019

Type	Gross	Net of Loading
	($ in thousands)
Industrial	$0	$0
Ordinary new business	15	(4)
Ordinary renewal	4,217	4,264
Credit Life	0	0
Group Life	(823)	(891)
Group Annuity	0	0
Totals	$3,409	$3,369

15.  SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•  Market value adjusted annuities

•  Variable annuities

Separate Accounts held by the Company are for variable annuity and individual and group market value adjusted annuity contracts. The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at fair value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included as "Non-indexed Guarantee less than 4%" and "Non-indexed Guarantee more than 4%" in the table disclosing information regarding the Company's Separate Accounts as shown later in Note 15.

The Separate Accounts for the variable annuities invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. Variable annuities have been included as "Nonguaranteed Separate Accounts" in the table disclosing information regarding the Company's Separate Accounts as shown later in Note 15.

Some of the variable annuity contracts contain GMDB and GLWB features, which are described in Note 1.

These products are included within the Separate Accounts pursuant to Alabama Code § 27-38-1.

In accordance with the products recorded within the Separate Account, all of the Company's assets are considered legally insulated from the General Account. As of December 31, 2020 and 2019, the Company Separate Account statement included legally insulated assets of $164.7 million and

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15.  SEPARATE ACCOUNTS — (Continued)

$180.1 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products:

	($ in thousands)
Product	2020	2019
Market value adjusted annuities	$10,230	$10,261
Variable annuities	154,461	169,811
Total	$164,691	$180,072

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $4.3 million, $4.7 million, $5.1 million, $5.3 million, and $5.3 million during 2020, 2019, 2018, 2017, and 2016.

For the year ended December 31, 2020, $92 thousand was paid by the General Account toward Separate Account guarantees. For the preceding four years, $6 thousand, $2 thousand, $5 thousand, and $24 thousand were paid by the General Account toward Separate Account guarantees in 2019, 2018, 2017, and 2016, respectively.

The Company did not have securities lending transactions within the Separate Accounts during 2020 or 2019.

Information regarding the Company's Separate Accounts is as follows:

	2020
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2020	$0	$2	$0	$707	$709
Reserves at 12/31/2020
(2) For accounts with assets at:
a. Fair value	$0	$8,389	$0	$153,065	$161,454
b. Amortized cost	0	0	0	0	0
c. Total reserves *	$0	$8,389	$0	$153,065	$161,454
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$0	$8,389	$0	$0	$8,389
2. At book value without market value adjustment and with current surrender charge of 5% or more	0	0	0	0	0
3. At fair value	0	0	0	153,065	153,065

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15.  SEPARATE ACCOUNTS — (Continued)

	2020
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
4. At book value without market value adjustment and with current surrender charge less than 5%	0	0	0	0	0
5. Subtotal	$0	$8,389	$0	$153,065	$161,454
b. Not subject to discretionary withdrawal	0	0	0	0	0
c. Total	$0	$8,389	$0	$153,065	$161,454
* Line 2(c) should equal Line 3(c)
(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0
	2019
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2019	$0	$0	$0	$240	$240
Reserves at 12/31/2019
(2) For accounts with assets at:
a. Fair value	$0	$9,254	$0	$168,174	$177,428
b. Amortized cost	0	0	0	0	0
c. Total reserves *	$0	$9,254	$0	$168,174	$177,428
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$0	$9,254	$0	$0	$9,254
2. At book value without market value adjustment and with current surrender charge of 5% or more	0	0	0	0	0
3. At fair value	0	0	0	168,174	168,174
4. At book value without market value adjustment and with current surrender charge less than 5%	0	0	0	0	0
5. Subtotal	0	9,254	0	168,174	177,428
b. Not subject to discretionary withdrawal	0	0	0	0	0
c. Total	$0	$9,254	$0	$168,174	$177,428
* Line 2(c) should equal Line 3(c)
(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15.  SEPARATE ACCOUNTS — (Continued)

Premiums in Nonguaranteed Separate Accounts were $1.0 million for the year ended December 31, 2018.

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2020	2019	2018
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$715	$246	$989
Transfers from Separate Accounts	18,920	21,176	17,671
Net transfers from Separate Accounts	(18,205)	(20,930)	(16,682)
Reconciling adjustments
Transfers assumed under reinsurance agreements	(3,422)	481	(654)
Transfers as reported in the Statements of Operations	$(21,627)	$(20,449)	$(17,336)

16.  FAIR VALUE MEASUREMENTS

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100R, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100R focuses on an "exit price", the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks, when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,

(b) Quoted prices for identical or similar assets or liabilities in non-active markets,

(c) Inputs other than quoted market prices that are observable, and

(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

The following tables provide information as of December 31 about the Company's financial assets and liabilities (other than derivative instruments) measured at fair value:

2020

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ In thousands)
Assets at fair value
Bonds
Residential Mortgage-backed Securities	$0	$9	$0	$0	$9
Total bonds	0	9	0	0	9
Common stocks
Industrial and misc.	0	0	5,522	0	5,522
Total common stocks	0	0	5,522	0	5,522
Separate Account assets	159,530	5,161	0	0	164,691
Total assets at fair value	$159,530	$5,170	$5,522	$0	$170,222

2019

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ In thousands)
Assets at fair value
Bonds
Residential Mortgage-backed Securities	$0	$11	$0	$0	$11
Total bonds	0	11	0	0	11
Common stocks
Industrial and misc.	0	0	1	0	1
Total common stocks	0	0	1	0	1
Separate Account assets	174,937	5,135	0	0	180,072
Total assets at fair value	$174,937	$5,146	$1	$0	$180,084

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

The following is a Level 3 rollforward for 2020:

Description	Beginning Balance at 1/1/2020	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
	($ in thousands)
Assets
Common stock- indust and misc.	$1	$0	$0	$0	$0	$0	$0	$0	$0	$1
Common stock- FHLB	0	0	0	0	0	5,521	0	0	0	5,521
Total assets	$1	$0	$0	$0	$0	$5,521	$0	$0	$0	$5,522

The following is a Level 3 rollforward for 2019:

Description	Beginning Balance at 1/1/2019	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019
	($ in thousands)
Assets
Common stock- indust and misc.	$1	$0	$0	$0	$0	$0	$0	$0	$0	$1
Total assets	$1	$0	$0	$0	$0	$0	$0	$0	$0	$1

There were no transfers between levels for the Company's financial assets and liabilities (other than derivative instruments) measured at fair value during the years ended December 31, 2020, 2019, and 2018.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third-party pricing service and broker quotes to determine fair values. The third-party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company's Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair value of corporate bonds, government securities, equity securities, and mortgage-backed securities is determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets,

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The Company has analyzed the third-party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contacted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2020 and 2019.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

The fair value hierarchy for derivative instruments measured at fair value at December 31 is as follows:

2020

	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Derivative assets
Equity contracts	$205	$29,922	$0	$0	$30,127
Total derivative assets	$205	$29,922	$0	$0	$30,127
Derivative liabilities
Foreign currency contracts	$85	$0	$0	$0	$85
Equity contracts	525	26,222	0	0	26,747
Total derivative liabilities	$610	$26,222	$0	$0	$26,832

2019

	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Derivative assets
Foreign currency contracts	$2	$0	$0	$0	$2
Equity contracts	311	7,110	0	0	7,421
Total derivative assets	$313	$7,110	$0	$0	$7,423
Derivative liabilities
Foreign currency contracts	$36	$0	$0	$0	$36
Equity contracts	264	4,570	0	0	4,834
Total derivative liabilities	$300	$4,570	$0	$0	$4,870

Derivative instruments are valued using exchange prices or counterparty quotations. Derivative instruments classified as Level 1 include futures and options, all of which are traded on active exchange markets. Derivative instruments classified as Level 2 include options which are traded over-the-counter. These Level 2 derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs. There were no derivative instruments categorized within Level 3 of the fair value hierarchy, and there were no transfers into or out of Level 3 for the years ended December 31, 2020 and 2019.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

The following table presents the Company's fair value hierarchy for its financial instruments as of December 31:

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
2020	$ In thousands
ASSETS
Bonds	$6,418,872	$5,693,320	$52,126	$6,308,832	$57,914	$0	$0
Common stocks	5,522	5,522	0	0	5,522	0	0
Preferred stocks	21,015	20,387	15,751	5,264	0	0	0
Mortgage loans	204,461	194,437	0	0	204,461	0	0
Cash	3,995	3,995	3,995	0	0	0	0
Cash equivalents	39,925	39,925	39,925	0	0	0	0
Other invested assets	36,278	29,808	0	36,278	0	0	0
Contract loans	52,324	52,324	0	0	52,324	0	0
Derivative assets	30,127	30,127	205	29,922	0	0	0
Derivative collateral and receivables	5,661	5,661	5,661	0	0	0	0
Separate Accounts	164,691	164,691	159,530	5,161	0	0	0
LIABILITIES
Deposit-type contracts	30,345	29,400	0	0	30,345	0	0
Derivative liabilities	26,832	26,832	610	26,222	0	0	0
Derivative collateral and payables	1,125	1,125	1,125	0	0	0	0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
2019	$ In thousands
ASSETS
Bonds	$5,811,563	$5,395,862	$50,769	$5,709,225	$51,569	$0	$0
Common stocks	1	1	0	0	1	0	0
Preferred stocks	23,252	21,301	23,252	0	0	0	0
Mortgage loans	101,701	96,994	0	0	101,701	0	0
Cash	3,409	3,409	3,409	0	0	0	0
Cash equivalents	131,723	131,723	131,723	0	0	0	0
Short term investments	1,036	1,036	0	1,036	0	0	0
Other invested assets	22,229	18,296	0	22,229	0	0	0
Contract loans	55,127	55,127	0	0	55,127	0	0
Derivative assets	7,423	7,423	313	7,110	0	0	0
Derivative collateral and receivables	1,191	1,191	1,191	0	0	0	0
Separate Accounts	180,072	180,072	174,937	5,135	0	0	0
LIABILITIES
Deposit-type contracts	26,976	26,835	0	0	26,976	0	0
Derivative liabilities	4,870	4,870	300	4,570	0	0	0
Derivative collateral and payables	2,000	2,000	2,000	0	0	0	0

The fair value of bonds, preferred stocks, and certain surplus notes reported as "Other invested assets" are determined using methodologies prescribed by the NAIC. The fair value of bonds, preferred stock, and certain surplus notes are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

Publicly traded unaffiliated common stock is valued based on market trades and is a Level 1 valuation under SSAP No. 100R. As of December 31, 2020, the Company held approximately $5.5 million of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value. The remaining amount of equity securities classified as Level 3 consists of

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

holdings obtained through bankruptcy proceedings, debt restructurings or tender offers. The Company held approximately $1 thousand of Hercules Inc. publicly traded common stock warrants, consisting of holdings obtained through a tender offer.

The carrying value of the Company's cash and short-term investments approximates fair value.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC and are provided by a third-party pricing service.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company's fair value of contract loans approximates carrying value.

The Separate Account assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds, mortgage loans, preferred stocks, and open-ended mutual funds. The fair value of bonds and preferred stock held in Separate Accounts are determined using methodologies prescribed by the NAIC. The fair value of bonds and preferred stocks is determined by management after considering one of four primary sources of information: published NAIC rates, third-party pricing services, non-binding independent broker quotations, or pricing matrices. These valuations are generally categorized as a level 2 valuation as defined by SSAP No. 100R. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a Level 1 valuation as defined by SSAP No. 100R.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company held no financial instruments as of December 31, 2020 and 2019, for which it was not practicable to estimate fair value. The Company held no investments measured at NAV as of December 31, 2020 and 2019.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

17.  RETAINED ASSETS

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in "Death and annuity benefits" in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in "Liability for deposit-type contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. For 2020 and 2019, the credited rate for direct retained asset accounts was 0.40% for accounts opened prior to May 1, 2019 and 1.0% for accounts opened on or after May 1, 2019. For 2018, the credited rate for direct retained asset accounts was 0.40%. The credited rate for Liberty Mutual assumed retained asset accounts was 2.0% prior to May 1, 2019 and 1.0% on or after May 1, 2019.

No fees were charged to direct retained asset account owners and certain assumed retained asset account owners during 2020, 2019 and 2018. For Liberty Mutual assumed retained asset accounts, nominal fees were charged prior to May 1, 2019.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy, or a retained asset account. For direct business, retained asset accounts are generally used as the default method for settlement of claims when an election for payment has not been made. For assumed business, however, retained asset accounts are not the default method for settlement of claims.

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2020		2019
	Number	Balance	Number	Balance
a. Up to and including 12 Months	20	$3,032	26	$1,612
b. 13 to 24 Months	20	1,325	35	1,817
c. 25 to 36 Months	28	1,650	22	886
d. 37 to 48 Months	21	765	28	1,048
e. 49 to 60 Months	26	1,008	27	773
f. Over 60 Months	86	2,491	69	2,342
g. Total	201	$10,271	207	$8,478

All of the Company's retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2020		2019
	Number	Balance/ Amount	Number	Balance/ Amount
a. Number/Balance of Retained Asset Accounts at the Beginning of the Year	207	$8,478	226	$9,014
b. Number/Amount of Retained Asset Account Issued/Added During the Year	29	4,749	42	3,204

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

17.  RETAINED ASSETS — (Continued)

	($ in thousands)
	2020		2019
	Number	Balance/ Amount	Number	Balance/ Amount
c. Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	$150	XXX	$153
d. Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	0	XXX	0
e. Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	0	0	0	0
f. Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	35	3,106	61	3,893
g. Number/Balance of Retained Asset Accounts at the End of the Year g=a+b+c-d-e-f	201	$10,271	207	$8,478

18.  BORROWED MONEY

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2020, the Company had a "Borrowed money" obligation of $71.1 million, which represents the cash amount to be paid at the repurchase agreements' maturity. The Company has posted $74.6 million (statutory carrying value) of its assets as repurchase agreement collateral, which are classified as "Bonds" as of December 31, 2020. As of December 31, 2019, the Company did not have a borrowed money obligation.

The Company entered into an agreement with PLICO in 2012 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2020 and 2019.

19.  RECONCILIATION FROM STATUTORY FILING

The Company is required to prepare and file annual financial statements ("Annual Statement") with insurance regulatory authorities. The 2018 audited results included herein contain adjustments not recorded by the Company in its Annual Statement. The following is reconciliation between the audited

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

19.  RECONCILIATION FROM STATUTORY FILING — (Continued)

financial statements and the Annual Statement filed with the insurance regulatory authorities as of December 31, 2018:

	Statement of Cash Flow Year Ended December 31, 2018
	Per Statutory Annual Statement	Reclassification	As Reported Herein
		($ in thousands)
Premiums and annuity considerations	$3,192,658	$(2,556,215)	$636,443
Net investment income	136,495	24,298	160,793
Benefit and loss related payments	(365,657)	1,514	(364,143)
Commissions and expenses paid	(176,357)	99,674	(76,683)
Net transfers from Separate Accounts	19,262	3	19,265
Net cash from operations	2,763,620	(2,430,726)	332,894
Cost of investments acquired: Bonds	(3,372,830)	2,398,623	(974,207)
Total investments acquired	(3,378,220)	2,398,623	(979,597)
Net decrease (increase) in contract loans and premium notes	(27,340)	28,965	1,625
Net cash from investments	(2,967,680)	2,427,588	(540,092)
Net deposits from deposit-type contracts	11,227	(11,720)	(493)
Other cash provided (applied), net	21,090	14,858	35,948
Net cash from financing and miscellaneous sources	217,291	3,138	220,429

Adjustments noted above are the result of a restatement of the 2018 Statement of Cash Flow as reported in the Company's 2018 Annual Statement to change the reporting of the initial impact of the Liberty reinsurance transaction (see Note 9) to reflect only the net initial cash settlement, which included a cash payment, in addition to the receipt of cash equivalents and short-term investments at inception. These adjustments had no impact on the admitted assets, liabilities, capital and surplus, or net income as reported in the Company's 2018 Annual Statement.

20.  OTHER DISCLOSURES

In December 2019, a novel strain of coronavirus, which causes the disease termed COVID-19, was reported in Wuhan, China. COVID-19 has since spread, and infections have been found around the world, including the United States. On March 11, 2020, the World Health Organization declared the outbreak to constitute a pandemic based on the global spread of the disease, the severity of illnesses it causes, and its effects on society. The extent of the impact of COVID-19 on the Company's operational and financial performance will depend on certain developments, including the duration and continued spread of the outbreak, regulatory and private sector responses, which may be precautionary, and the impact on the Company's customers, workforce, and vendors, all of which are uncertain and cannot be predicted. The COVID-19 outbreak is disrupting supply chains and affecting production and sales across a range of industries, and it could materially adversely impact the mortality, morbidity, or other experience of the Company or its reinsurers or have a material adverse effect on lapses and surrenders of existing policies, as well as sales of new policies. The Company

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

20.  OTHER DISCLOSURES — (Continued)

has recorded an increased reserve associated with guaranteed benefits on certain of its variable annuity contracts, while realizing gains from derivatives held to hedge these guaranteed benefits. Additionally, there has been an increase in life insurance claims attributed to COVID-19.The macroeconomic effects of the COVID-19 outbreak could also materially adversely affect the Company's asset portfolio, as well as many other aspects of the Company's business, financial condition, and results of operations.

21.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2020, and through April 14, 2021 (the date of the issuance of the Statutory statements included herein), and has no material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2020

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$909,587	$992,952	$909,587
States, municipalities and political subdivisions	89,965	100,437	89,965
Foreign governments	32,369	38,613	32,369
Public utilities	412,494	504,283	412,494
Convertibles and bonds with warrants attached	16,592	19,043	16,592
All other corporate bonds	4,232,317	4,763,544	4,232,313
Redeemable preferred stock	9,809	10,574	9,809
Total fixed maturities	5,703,133	6,429,446	5,703,129
Equity securities:
Common stocks:
Banks, trust and insurance companies	5,521	5,521	5,521
Industrial, miscellaneous and all other	0	1	1
Nonredeemable preferred stocks	10,578	10,441	10,578
Total equity securities	16,099	15,963	16,100
Mortgage loans on real estate	194,437	204,461	194,437
Policy loans	52,324	52,324	52,324
Other long-term investments	65,596	72,066	65,596
Total investments	$6,031,589	$6,774,260	$6,031,586

See accompanying independent auditors' report.
S-1

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2020 and 2019

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	($ in thousands)
2020
Life insurance in force	$7,979,140	$6,619,433	$8,971,770	$9,187,477	86.8%
Premiums:
Life insurance	341,174	27,715	100,563	414,022	24.3%
Accident and health insurance	28	0	20	48	41.7%
Total	$341,202	$27,715	$100,583	$414,070	24.3%
2019
Life insurance in force	$7,795,011	$7,019,559	$9,187,582	$9,963,034	92.2%
Premiums:
Life insurance	359,601	28,907	1,008,133	1,338,827	75.3%
Accident and health insurance	30	1	321	350	91.7%
Total	$359,631	$28,908	$1,008,454	$1,339,177	75.3%

See accompanying independent auditors' report.
S-2